As filed with the Securities and Exchange Commission on August 8, 2012
Securities Act File No. 333-
Investment Company Act File No. 811-21972

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
(Check appropriate box or boxes)

BLACKROCK CREDIT ALLOCATION INCOME TRUST IV
(Exact Name of Registrant as Specified in Charter)

100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 882-0052
(Area Code and Telephone Number)

John M. Perlowski
President and Chief Executive Officer
BlackRock Credit Allocation Income Trust IV
55 East 52nd Street
New York, New York 10055
(Name and Address of Agent for Service)

With copies to:

Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Beacon Street Boston, Massachusetts 02108	Janey Ahn, Esq. BlackRock Advisors, LLC 40 East 52nd Street New York, NY 10022

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
(Approximate Date of Proposed Public Offering)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common shares $0.001 par value	N/A	N/A	$1,000,000	$114.60

(1)            Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

a.
Letter to Shareholders of BlackRock Credit Allocation Income Trust I, Inc. ("PSW") and BlackRock Credit Allocation Income Trust II, Inc. ("PSY"), BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ").

b.	Questions and Answers to Shareholders of PSW, PSY, BPP and BTZ.

c.	Notice of Joint Special Meeting of Shareholders of PSW, PSY, BPP and BTZ.

d.	Joint Proxy Statement/Prospectus for PSW, PSY, BPP and BTZ.

e.	Statement of Additional Information regarding the proposed Reorganizations of PSW, PSY, BPP and BTZ.

f.	Part C: Other Information.

g.	Exhibits.

BLACKROCK CREDIT ALLOCATION INCOME TRUST I, INC.
BLACKROCK CREDIT ALLOCATION INCOME TRUST II, INC.
BLACKROCK CREDIT ALLOCATION INCOME TRUST III
BLACKROCK CREDIT ALLOCATION INCOME TRUST IV

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

, 2012

Dear Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the "Special Meeting") of BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), a corporation organized under the laws of the State of Maryland, BlackRock Credit Allocation Income Trust II, Inc. ("PSY"), a corporation organized under the laws of the State of Maryland, BlackRock Credit Allocation Income Trust III ("BPP"), a statutory trust organized under the laws of the State of Delaware, and BlackRock Credit Allocation Income Trust IV ("BTZ" and together with BPP, PSW and PSY, each, a "Fund"), a statutory trust organized under the laws of the State of Delaware, to be held at the offices of BlackRock, Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455, on Friday, November 2, 2012 at 9:00 a.m. (Eastern Time).  Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting PSW, PSY, BPP and BTZ, which are described in the enclosed Joint Proxy Statement/Prospectus.

Shareholders of PSY and PSW will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: (i) reorganizing each of PSW and PSY into BTZ, a fund with the same or substantially similar (but not identical) investment objective and investment policies; and (ii) removing each of PSW's and PSY's investment policy requiring that such Fund invests at least 25% of its total assets in the industries comprising the financial services sector and amending such Fund's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

Shareholders of BPP will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: (i) reorganizing BPP into BTZ, a fund with the same or substantially similar (but not identical) investment objective and investment policies; and (ii) removing BPP's investment policy requiring that BPP invests at least 25% of its managed assets in securities of companies principally engaged in providing financial services and amending such Fund's fundamental investment restriction regarding industry concentration to remove the exception for the financial services industry.

Shareholders of BTZ will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: (i) issuing additional common shares of BTZ in connection with the reorganizations of each of PSW, PSY and BPP into BTZ; and (ii) removing BTZ's investment policy requiring that BTZ invests at least 25% of its managed assets in securities of companies principally engaged in providing financial services and amending such Fund's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

The Board of Directors/Trustees of each Fund believes the proposal applicable to its respective Fund is in the best interests of that Fund and its shareholders and unanimously recommends that you vote "FOR" such proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting.  You may vote using one of the methods below by following the instructions on your proxy card:

●	by touch-tone telephone;

●	by internet;

●	by returning the enclosed proxy card in the postage-paid envelope; or

●	in person at the Special Meeting.

If you do not vote using one of these methods described above, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

John M. Perlowski
President and Chief Executive Officer

BlackRock Credit Allocation Income Trust I, Inc.
BlackRock Credit Allocation Income Trust II, Inc.
BlackRock Credit Allocation Income Trust III
BlackRock Credit Allocation Income Trust IV

Please vote now.  Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be.  If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" each proposal, as applicable.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

                                , 2012

IMPORTANT NOTICE

TO SHAREHOLDERS OF

BLACKROCK CREDIT ALLOCATION INCOME TRUST I, INC.
BLACKROCK CREDIT ALLOCATION INCOME TRUST II, INC.
BLACKROCK CREDIT ALLOCATION INCOME TRUST III
BLACKROCK CREDIT ALLOCATION INCOME TRUST IV

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.

Q:	Why is a shareholder meeting being held?

A:
Shareholders of BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"), and BlackRock Credit Allocation Income Trust III ("BPP"): You are being asked to vote on the reorganization (each, a "Reorganization") of each of PSW, PSY and BPP (each such fund being referred to herein as a "Target Fund") into BlackRock Credit Allocation Income Trust IV ("BTZ" or the "Acquiring Fund" and, together with the Target Funds, each, a "Fund"), a fund that pursues an investment objective and has investment policies that are either the same or substantially similar (but not identical) to those of each of the Target Funds and has the same investment adviser, BlackRock Advisors, LLC (the "Investment Advisor"), as the Target Funds. The term "Combined Fund" will refer to BTZ as the surviving Fund after the Reorganizations.

Shareholders of PSY and PSW will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: (i) reorganizing each of PSW and PSY into BTZ, a fund with the same or substantially similar (but not identical) investment objective and investment policies; and (ii) removing each of PSW's and PSY's investment policies requiring that such Fund invests at least 25% of its total assets in the industries comprising the financial services sector (each, a "Policy Amendment") and amending such Fund's fundamental investment restriction regarding industry concentration to reflect its Policy Amendment.

Shareholders of BPP will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: (i) reorganizing BPP into BTZ, a fund with the same or substantially similar (but not identical) investment objective and investment policies; and (ii) removing BPP's investment policy requiring that BPP invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services (a "Policy Amendment") and amending such Fund's fundamental investment restriction regarding industry concentration to remove the exception for the financial services industry.  "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares or borrowings that may be outstanding) minus the sum accrued liabilities (other than debt representing financial leverage).

Shareholders of BlackRock Credit Allocation Income Trust IV (BTZ): You are being asked to vote on the issuances of additional common shares of the Acquiring Fund in connection with the Reorganizations (the "Issuances").

Shareholders of BTZ are also being asked to approve a proposal to remove BTZ's investment policy requiring that BTZ invests at least 25% of its Managed Assets in securities of companies principally

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engaged in providing financial services (a "Policy Amendment") and amending such Fund's fundamental investment restriction regarding industry concentration to reflect the Acquiring Fund's Policy Amendment.

A Reorganization will be consummated if Target Fund shareholders approve the Reorganization and Acquiring Fund shareholders approve the Issuance with respect to such Reorganization.  A Reorganization is not contingent upon the approval of any other Reorganization or the approval of any Policy Amendment.  If any Reorganization is not consummated, then the Target Fund for which such Reorganization was not consummated would continue to exist and operate on a stand-alone basis.  Similarly, a Policy Amendment is not contingent upon the approval of any of the Reorganizations or the Issuances or any other Policy Amendment.  A Fund's shareholders would be subject to a Policy Amendment regardless of whether the applicable Reorganization or the applicable Issuance is approved so long as such Fund's Policy Amendment was approved by the Fund's shareholders.

However, in the event a Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of the applicable Target Fund, would be subject to the investment policies of the Acquiring Fund following the Reorganization.  If the Acquiring Fund's shareholders do not approve the Acquiring Fund's Policy Amendment, then the Combined Fund would operate under the Acquiring Fund's current investment policies and shareholders of the Combined Fund, including former shareholders of the Target Funds, would not be subject to a Policy Amendment.  In such an event, Target Fund shareholders would not be subject to a Policy Amendment even if Target Fund shareholders had previously approved its respective Policy Amendment.  If the Acquiring Fund shareholders approve its Policy Amendment, then shareholders of the Combined Fund, including former shareholders of the Target Funds, would be subject to the Acquiring Fund's Policy Amendment.  In such an event, Target Fund shareholders would be subject to the Acquiring Fund's Policy Amendment even if Target Fund shareholders had not previously approved its respective Policy Amendment.  There can be no assurance that Acquiring Fund shareholders will approve the Acquiring Fund's Policy Amendment.

Q:	Why are the Reorganizations being recommended?

A:
The Board of Directors or Board of Trustees of each Fund, as applicable (each, a "Board" and collectively, the "Boards"), anticipates that the Reorganizations will benefit the shareholders of each of the Target Funds and the Acquiring Fund by providing certain of the following benefits as applicable to each Fund: the potential for a lower operating expense ratio than each of the Funds prior to the Reorganizations, portfolio management and administrative efficiencies, enhanced market liquidity, and marketing benefits. Because each Fund will vote separately on its respective Reorganization, there are multiple potential combinations of Reorganizations. The Boards of the Funds and the Investment Advisor believe that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds.  To the extent that one or more of the Reorganizations are not completed, but the other Reorganization(s) are completed, any expected expense savings by the Combined Fund may be reduced.

If the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How will the Reorganizations affect the fees and expenses of the Funds?

A:
The Boards believe that the completion of the Reorganizations would result in a reduced Total Expense Ratio for the Combined Fund because certain fixed administrative costs would be spread across the Combined Fund's larger asset base.  See "Reasons for the Reorganizations" in the attached Joint Proxy Statement/Prospectus.

For the 12-month period ended April 30, 2012, the Total Expense Ratios of PSW, PSY, BPP, and BTZ were 1.20%, 1.17%, 1.13%, and 1.17%, respectively.  When we use the term "Total Expenses," we mean a Fund's total annual operating expenses (including interest expenses).  When we use the term "Total

vi

Expense Ratio," we mean a Fund's Total Expenses expressed as a percentage of its average net assets attributable to its common shares.  The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.12% on a historical and pro forma basis for the 12-month period ended April 30, 2012, representing a reduction in the Total Expense Ratio for PSW, PSY, BPP, and BTZ of 0.08%, 0.05%, 0.01% and 0.05%, respectively, as a percentage of average net assets attributable to common shares.  However, based on projected expense information, PSY shareholders are not expected to experience significant expense savings, if any, as a result of the Reorganizations.  However, it is anticipated that shareholders of each Fund may benefit from certain potential intangible benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size) as more fully discussed herein.  There can be no assurance that future expenses will not increase or that any expense savings will be realized.  Moreover, the level of expense savings will vary depending on the combination of the proposed Reorganizations.

Q:	What happens if shareholders of one Target Fund do not approve its Reorganization but shareholders of the other Target Funds approve their Reorganizations?

A:
An unfavorable vote on a proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of the Reorganizations of the other Target Funds if the other Reorganizations are approved by the shareholders of the other Target Funds and the issuance of additional common shares of the Acquiring Fund is approved by the shareholders of the Acquiring Fund with respect to the other Target Funds.  However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of BlackRock closed-end funds and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	What happens if shareholders of the Acquiring Fund do not approve the issuance of additional common shares in connection with the Reorganization of one Target Fund but approve the issuance of additional common shares in connection with the Reorganizations of the other Target Funds?

A:
An unfavorable vote by shareholders of the Acquiring Fund on the issuance of additional common shares in connection with the Reorganization of one Target Fund will not affect the implementation of the Reorganizations by the other Target Funds, if the issuance of additional common shares in connection with the other Reorganizations are approved by the shareholders of the Acquiring Fund and the other Reorganizations are approved by the shareholders of the other Target Funds.  However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the BlackRock closed-end funds and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, the same portfolio managers, and either the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The primary investment objective of PSW is to provide common shareholders with high current income. The primary investment objective of PSY is to provide common shareholders with current income. The secondary investment objective of each of PSW and PSY is to provide common shareholders with capital appreciation. The investment objective of BPP is to seek high current income consistent with capital preservation. Finally, the investment objective of BTZ is to seek current income, current gains and capital appreciation. Each Fund's investment objective(s) is a fundamental policy and may not be changed without shareholder approval.

In addition, each of the Funds, under normal market conditions, seeks to achieve its investment objective(s) by investing at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as "junk" bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. Each Fund may invest, under normal marketing conditions, without limitation in securities rated below investment grade at the time of purchase. However, it is anticipated, under current market conditions, that the Funds will have an average credit quality of at least investment grade.

vii

Each of PSY and PSW is organized as a Maryland corporation and each is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of BPP and BTZ is organized as a Delaware statutory trust and each is a non-diversified, closed-end management investment company registered under the 1940 Act.   The Board of each Fund consists of the same members. Each Fund's common shares are listed on the New York Stock Exchange. The Funds have the same investment adviser and the same portfolio managers.

The Acquiring Fund is organized as a Delaware statutory trust and shareholders of PSW and PSY will become shareholders of a Delaware statutory trust rather than a Maryland corporation if their respective Reorganizations are completed. A more detailed description of the differences between Delaware statutory trust law and Maryland corporate law is contained in the Joint Proxy Statement/Prospectus under the heading "Governing Law."

Please see the Joint Proxy Statement/Prospectus for additional comparison information.

Q:	How will the Reorganizations be effected?

A:
Assuming Target Fund shareholders approve the Reorganizations of the Target Funds and Acquiring Fund shareholders approve the issuance of additional common shares of the Acquiring Fund, each Target Fund will merge with and into a new direct, wholly-owned subsidiary of BTZ (the "Merger Subsidiary"). Following the Reorganizations, the Merger Subsidiary will dissolve under state law and be liquidated into BTZ, and each Target Fund will terminate its registration under the 1940 Act.

Shareholders of the Target Funds: You will become shareholders of the Acquiring Fund. You will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the particular Target Fund you held immediately prior to such Reorganization, less the applicable costs of the Reorganization (though you may receive cash for fractional shares).

Shareholders of BTZ: You will remain shareholders of BTZ, which will have additional common shares outstanding after the Reorganization.

Q:	Have common shares of the Target Funds and the Acquiring Fund historically traded at a premium or discount?

A:
The common shares of each Fund has historically fluctuated between a discount and a premium.  As of April 30, 2012, each Fund traded at a discount to its respective NAV.  To the extent PSW, PSY and BPP are trading at a wider discount (or a narrower premium) than BTZ at the time of the Reorganizations, PSW, PSY, and BPP shareholders would have the potential for an economic benefit by the narrowing of the discount/premium.  To the extent PSW, PSY, and BPP are trading at a narrower discount (or wider premium) than BTZ at the time of the Reorganizations, PSW, PSY, and BPP shareholders may be negatively impacted if the Reorganizations are consummated. BTZ shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.  There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below net asset value.  In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset values (not the market values) of each respective Fund's common shares.  The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:
You will pay no sales loads or commissions in connection with the Reorganizations. However, regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate, except that the Investment Advisor will bear all of PSY's reorganization costs.  Based on projected expense information, PSY shareholders are not expected to experience significant expense

viii

savings, if any, as a result of the Reorganizations; thus, the Investment Advisor has decided to cover the costs of the PSY Reorganization and the costs associated with the PSY Reorganization will not be borne directly by PSY.  However, it is anticipated that shareholders of each Fund may benefit from certain potential intangible benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size) as more fully discussed in the Joint Proxy Statement/Prospectus.  Because of the expected expense savings and other benefits for each of PSW, BPP and BTZ, the Investment Advisor recommended and the Boards have approved that PSW, BPP and BTZ be responsible for their own Reorganization expenses.  See "Reasons for the Reorganizations" in the attached Joint Proxy Statement/Prospectus.  Such costs are estimated to be $1,390,000 in the aggregate, of which $300,000 is estimated to be attributable to BPP, $400,000 is estimated to be attributable to PSY (which will be covered by the Investment Advisor), $240,000 is estimated to be attributable to PSW, and $450,000 is estimated to be attributable to BTZ.  Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations.  The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

Q:	Will I have to pay any U.S. federal taxes as a result of the Reorganizations?

A:
Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. Federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to any Reorganization.

On or prior to the closing date of the Reorganization (the "Closing Date"), each of the Target Funds will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund's shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund's shareholders for U.S. federal income tax purposes.

The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:	Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange (on which the Acquiring Fund's common shares are listed) require the Acquiring Fund's shareholders to approve the issuance of additional common shares in connection with the Reorganizations. If the issuance of additional common shares of the Acquiring Fund is not approved for a Reorganization, then such Reorganization will not occur.

Q:	Why are the Policy Amendments being recommended?

A:	Shareholders of PSY and PSW are being asked to approve a proposal to remove its respective Fund's investment policy requiring that such Fund invests at least 25% of its total assets in the industries comprising the financial services sector and amending such Fund's fundamental investment restriction regarding industry concentration to reflect its Policy Amendment

Shareholders of BPP are being asked to approve a proposal to remove BPP's investment policy requiring that BPP invests at least 25% of its Managed Assets in securities of companies principally engaged in

ix

providing financial services and amending such Fund's fundamental investment restriction regarding industry concentration to remove the exception for the financial services industry.

Shareholders of BTZ are being asked to approve a proposal to remove BTZ's investment policy requiring that BTZ invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services and amending BTZ's fundamental investment restriction regarding industry concentration to reflect its Policy Amendment.

As former preferred stock funds, each Fund formerly emphasized its investments in the preferred stock of companies from the financial sector.  Such concentration policies are no longer relevant to the Funds and unduly restrictive given the Funds’ broad focus on credit-related securities.  If the Policy Amendments are approved by shareholders, the Funds will be less exposed to financial sector risk and will have greater capital available for other investment and diversification purposes.

The Board of each Fund anticipates that its Policy Amendment would benefit such Fund’s shareholders by providing the Funds' investment advisor and sub-advisors with increased flexibility in managing such Fund’s portfolio and by reducing such Fund’s exposure to financial sector risk.

The Policy Amendment for each Fund would take effect immediately upon approval by such Fund’s shareholders.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds' proxy solicitor, at 1-866-856-2826.

Please vote now.  Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be.  If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" each proposal, as applicable.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

x

BLACKROCK CREDIT ALLOCATION INCOME TRUST I, INC.
BLACKROCK CREDIT ALLOCATION INCOME TRUST II, INC.
BLACKROCK CREDIT ALLOCATION INCOME TRUST III
BLACKROCK CREDIT ALLOCATION INCOME TRUST IV

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, NOVEMBER 2, 2012

Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"), BlackRock Credit Allocation Income Trust III ("BPP"), and BlackRock Credit Allocation Income Trust IV ("BTZ") will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455, on Friday, November 2, 2012 at 9:00 a.m. (Eastern Time) for the following purposes:

 1.           The Reorganizations of the Target Funds

 Shareholders of BlackRock Credit Allocation Income Trust I, Inc. (PSW):

Proposal 1(A): The shareholders of PSW are being asked to approve an Agreement and Plan of Reorganization among PSW, BTZ and BTZ Merger Subsidiary (the "PSW Reorganization Agreement") and the termination of PSW's registration under the Investment Company Act of 1940 (the "1940 Act").

 Shareholders of BlackRock Credit Allocation Income Trust II, Inc. (PSY):

Proposal 1(B): The shareholders of PSY are being asked to approve an Agreement and Plan of Reorganization among PSY, BTZ and BTZ Merger Subsidiary (the "PSY Reorganization Agreement") and the termination of PSY's registration under the 1940 Act.

 Shareholders of BlackRock Credit Allocation Income Trust III (BPP):

Proposal 1(C): The shareholders of BPP are being asked to approve an Agreement and Plan of Reorganization among BPP, BTZ and BTZ Merger Subsidiary (the "BPP Reorganization Agreement") and the termination of BPP's registration under the 1940 Act.

 2.           Issuances of Additional Acquiring Fund Common Shares

 Shareholders of BlackRock Credit Allocation Income Trust IV (BTZ):

Proposal 2(A): The shareholders of BTZ are being asked to approve the issuance of additional common shares of BTZ in connection with the PSW Reorganization Agreement.

Proposal 2(B): The shareholders of BTZ are being asked to approve the issuance of additional common shares of BTZ in connection with the PSY Reorganization Agreement.

Proposal 2(C): The shareholders of BTZ are being asked to approve the issuance of additional common shares of BTZ in connection with the BPP Reorganization Agreement.

i

 3.           Removal of the Industry Concentration Policies

 Shareholders of BlackRock Credit Allocation Income Trust I, Inc. (PSW):

Proposal 3(A): The shareholders of PSW are being asked to approve a proposal to remove PSW’s investment policy requiring PSW to invest at least 25% of its total assets in the industries comprising the financial services sector and to amend PSW's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

 Shareholders of BlackRock Credit Allocation Income Trust II, Inc. (PSY):

Proposal 3(B): The shareholders of PSY are being asked to approve a proposal to remove PSY’s investment policy requiring PSY to invest at least 25% of its total assets in the industries comprising the financial services sector and to amend PSY's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

 Shareholders of BlackRock Credit Allocation Income Trust III (BPP):

Proposal 3(C): The shareholders of BPP are being asked to approve a proposal to remove BPP’s investment policy requiring BPP to invest at least 25% of its Managed Assets (as defined in the Joint Proxy Statement/Prospectus) in companies principally engaged in financial services and to amend BPP's fundamental investment restriction regarding industry concentration to remove the exception for the financial services industry.

 Shareholders of BlackRock Credit Allocation Income Trust IV (BTZ):

Proposal 3(D): The shareholders of BTZ are being asked to approve a proposal to remove BTZ’s investment policy requiring BTZ to invest at least 25% of its Managed Assets in companies principally engaged in financial services and to amend BTZ's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

Shareholders of record as of the close of business on September 4, 2012 are entitled to vote at the Special Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS OR BOARD OF TRUSTEES, AS APPLICABLE, (EACH, A "BOARD") OF EACH OF PSW, PSY, BPP AND BTZ REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

ii

THE BOARD OF PSW UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

–
FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO THE PSW REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND THE TERMINATION OF YOUR FUND'S REGISTRATION UNDER THE 1940 ACT.

–
FOR THE REMOVAL OF THE FUND'S INVESTMENT POLICY REQUIRING THAT THE FUND INVEST AT LEAST 25% OF ITS TOTAL ASSETS IN THE INDUSTRIES COMPRISING THE FINANCIAL SERVICES SECTOR AND THE AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION TO REFLECT THE REMOVAL OF SUCH INVESTMENT POLICY.

THE BOARD OF PSY UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

–
FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO THE PSY REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND THE TERMINATION OF YOUR FUND'S REGISTRATION UNDER THE 1940 ACT.

–
FOR THE REMOVAL OF THE FUND'S INVESTMENT POLICY REQUIRING THAT THE FUND INVEST AT LEAST 25% OF ITS TOTAL ASSETS IN THE INDUSTRIES COMPRISING THE FINANCIAL SERVICES SECTOR AND THE AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION TO REFLECT THE REMOVAL OF SUCH INVESTMENT POLICY.

THE BOARD OF BPP UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

–
FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO THE BPP REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND THE TERMINATION OF YOUR FUND'S REGISTRATION UNDER THE 1940 ACT.

–
FOR THE REMOVAL OF THE FUND'S INVESTMENT POLICY REQUIRING THAT THE FUND INVEST AT LEAST 25% OF ITS MANAGED ASSETS IN THE INDUSTRIES COMPRISING THE FINANCIAL SERVICES SECTOR AND THE AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION TO REMOVE THE EXCEPTION FOR THE FINANCIAL SERVICES INDUSTRY.

THE BOARD OF BTZ UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

–	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF YOUR FUND IN CONNECTION WITH THE PSW REORGANIZATION AGREEMENT.

–	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF YOUR FUND IN CONNECTION WITH THE PSY REORGANIZATION AGREEMENT.

–	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF YOUR FUND IN CONNECTION WITH THE BPP REORGANIZATION AGREEMENT.

–
FOR THE REMOVAL OF THE FUND'S INVESTMENT POLICY REQUIRING THAT THE FUND INVEST AT LEAST 25% OF ITS MANAGED ASSETS IN THE INDUSTRIES COMPRISING THE FINANCIAL SERVICES SECTOR AND THE AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION TO REFLECT THE REMOVAL OF SUCH INVESTMENT POLICY.

iii

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors/Trustees of
BlackRock Credit Allocation Income Trust I, Inc.
BlackRock Credit Allocation Income Trust II, Inc.
BlackRock Credit Allocation Income Trust III
BlackRock Credit Allocation Income Trust IV

John M. Perlowski
President and Chief Executive Officer
BlackRock Credit Allocation Income Trust I, Inc.
BlackRock Credit Allocation Income Trust II, Inc.
BlackRock Credit Allocation Income Trust III
BlackRock Credit Allocation Income Trust IV

              , 2012

iv

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

v

THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED AUGUST 8, 2012

JOINT PROXY STATEMENT/PROSPECTUS

BLACKROCK CREDIT ALLOCATION INCOME TRUST I, INC.
BLACKROCK CREDIT ALLOCATION INCOME TRUST II, INC.
BLACKROCK CREDIT ALLOCATION INCOME TRUST III
BLACKROCK CREDIT ALLOCATION INCOME TRUST IV

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

JOINT SPECIAL MEETING OF SHAREHOLDERS

November 2, 2012

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of (i) BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), (ii) BlackRock Credit Allocation Income Trust II, Inc. ("PSY"), (iii) BlackRock Credit Allocation Income Trust III ("BPP") and/or (iv) BlackRock Credit Allocation Income Trust IV ("BTZ"). Each of BPP and BTZ is a non-diversified registered investment company and statutory trust organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"); whereas each of PSW and PSY is a diversified registered investment company and corporation organized under the laws of the State of Maryland and registered under the 1940 Act.  A joint special meeting (the "Special Meeting") of shareholders of PSW, PSY, BPP, and BTZ (each, a "Fund") will be held at the offices of BlackRock Advisors, LLC (the "Investment Advisor"), 1 University Square Drive, Princeton, NJ 08540-6455, on Friday, November 2, 2012 at 9:00 a.m. (Eastern Time) to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors or Board of Trustees, as applicable, of each Fund (each, a "Board") requests that you vote your common shares of beneficial interests or shares of common stock (“common shares”) by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet.  The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is September 26, 2012.

The purposes of the Special Meeting are:

 1.           The Reorganizations of the Target Funds

 Shareholders of BlackRock Credit Allocation Income Trust I, Inc. (PSW):

Proposal 1(A): The shareholders of PSW are being asked to approve an Agreement and Plan of Reorganization among PSW, BTZ and BTZ Merger Subsidiary (the "PSW Reorganization Agreement") and the termination of PSW's registration under the Investment Company Act of 1940 (the "1940 Act").

i

 Shareholders of BlackRock Credit Allocation Income Trust II, Inc. (PSY):

Proposal 1(B): The shareholders of PSY are being asked to approve an Agreement and Plan of Reorganization among PSY, BTZ and BTZ Merger Subsidiary (the "PSY Reorganization Agreement") and the termination of PSY's registration under the 1940 Act.

 Shareholders of BlackRock Credit Allocation Income Trust III (BPP):

Proposal 1(C): The shareholders of BPP are being asked to approve an Agreement and Plan of Reorganization among BPP, BTZ and BTZ Merger Subsidiary (the "BPP Reorganization Agreement") and the termination of BPP's registration under the 1940 Act.

 2.           Issuances of Additional Acquiring Fund Common Shares

 Shareholders of BlackRock Credit Allocation Income Trust IV (BTZ):

Proposal 2(A): The shareholders of BTZ are being asked to approve the issuance of additional common shares of BTZ in connection with the PSW Reorganization Agreement.

Proposal 2(B): The shareholders of BTZ are being asked to approve the issuance of additional common shares of BTZ in connection with the PSY Reorganization Agreement.

Proposal 2(C): The shareholders of BTZ are being asked to approve the issuance of additional common shares of BTZ in connection with the BPP Reorganization Agreement.

3.           Removal of the Industry Concentration Policies

 Shareholders of BlackRock Credit Allocation Income Trust I, Inc. (PSW):

Proposal 3(A): The shareholders of PSW are being asked to approve a proposal to remove PSW’s investment policy requiring PSW to invest at least 25% of its total assets in the industries comprising the financial services sector and to amend PSW's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

 Shareholders of BlackRock Credit Allocation Income Trust II, Inc. (PSY):

Proposal 3(B): The shareholders of PSY are being asked to approve a proposal to remove PSY’s investment policy requiring PSY to invest at least 25% of its total assets in the industries comprising the financial services sector and to amend PSY's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

 Shareholders of BlackRock Credit Allocation Income Trust III (BPP):

Proposal 3(C): The shareholders of BPP are being asked to approve a proposal to remove BPP’s investment policy requiring BPP to invest at least 25% of its Managed Assets (as defined in the Joint Proxy Statement/Prospectus) in companies principally engaged in financial services and to amend BPP's fundamental investment restriction regarding industry concentration to remove the exception for the financial services industry.

 Shareholders of BlackRock Credit Allocation Income Trust IV (BTZ):

Proposal 3(D): The shareholders of BTZ are being asked to approve a proposal to remove BTZ’s investment policy requiring BTZ to invest at least 25% of its Managed Assets in companies principally engaged in financial services and to amend BTZ's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

Shareholders of record as of the close of business on September 4, 2012 are entitled to vote at the Special Meeting or any adjournment thereof.

PSW, PSY and BPP are sometimes referred to herein as the "Target Funds," and BTZ is sometimes referred to herein as the "Acquiring Fund." Each Reorganization Agreement that Target Fund shareholders are being asked to consider involve transactions that will be referred to in this Joint Proxy Statement/Prospectus as a "Reorganization." The Fund surviving any or all Reorganizations is referred to herein as the "Combined Fund."  The PSW Reorganization Agreement, the PSY Reorganization Agreement and the BPP Reorganization Agreement are referred to herein as the "Reorganization Agreements."

The Reorganizations seek to combine four Funds that are substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies for the Funds. In each Reorganization, each Target Fund will merge with and into a new direct, wholly-owned subsidiary of BTZ (the "Merger Subsidiary"). Following the Reorganizations, the Merger Subsidiary will dissolve under state law and be liquidated into BTZ. The Target Funds will then terminate their registrations under the 1940 Act. In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares").  In connection with the Reorganizations, the Acquiring Fund subsequently will issue to the Target Funds' common shareholders book entry interests for the Acquiring Fund Shares registered in the name of such shareholder. Each Target Fund will then terminate its registration under the 1940 Act. The aggregate net asset value of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value (not market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although shareholders may receive cash for their fractional common shares).

Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with each Reorganization, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of the Acquiring Fund.

Shareholders of PSY and PSW are also being asked approve a proposal to remove its respective Fund's investment policy requiring that such Fund invests at least 25% of its total assets in the industries comprising the financial services sector and to amend such Fund's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

Shareholders of BPP are also being asked to approve a proposal to remove BPP's investment policy requiring that BPP invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services and to amend such Fund's fundamental investment restriction regarding industry concentration to remove the exception for the financial services industry.

Shareholders of BTZ are also being asked to approve a proposal to remove BTZ's investment policy requiring that BTZ invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services and to amend such Fund's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.

In the event that shareholders of a Target Fund do not approve its Reorganization, such Target Fund would continue to exist and operate on a stand-alone basis. In the event the Acquiring Fund shareholders do not approve the issuance of Acquiring Fund Shares in connection with a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. However, if the Reorganization of a Target Fund is not approved, the Funds' investment adviser, BlackRock Advisors, LLC (the "Investment Advisor") may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of that Target Fund. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Target Funds.

A Reorganization is not contingent upon the approval of any Policy Amendment (as defined herein).  Similarly, a Policy Amendment is not contingent upon the approval of any of the Reorganizations or the issuances of common shares by the Acquiring Fund.  A Fund's shareholders would be subject to a Policy Amendment regardless of whether the applicable Reorganization or the applicable common shares issuance is approved so long as such Fund's Policy Amendment was approved by the Fund's shareholders.

However, in the event a Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of the applicable Target Fund, would be subject to the investment policies of the Acquiring Fund following the Reorganization.  If the Acquiring Fund's shareholders do not approve the Acquiring Fund's Policy Amendment, then the Combined Fund would operate under the Acquiring Fund's current investment policies and shareholders of the Combined Fund, including former shareholders of the Target Funds, would not be subject to a Policy Amendment.  In such an event, Target Fund shareholders would not be subject to a Policy Amendment even if Target Fund shareholders had previously approved its respective Policy Amendment.  If the Acquiring Fund shareholders approve its Policy Amendment, then shareholders of the Combined Fund, including former shareholders of the Target Funds, would be subject to the Acquiring Fund's Policy Amendment.  In such an event, Target Fund shareholders would be subject to the Acquiring Fund's Policy Amendment even if Target Fund shareholders had not previously approved its respective Policy Amendment.  There can be no assurance that Acquiring Fund shareholders will approve the Acquiring Fund's Policy Amendment.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference.  A Statement of Additional Information, dated        , 2012, relating to this Joint Proxy Statement/Prospectus (the "Statement of Additional Information") has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. Copies of each Fund's most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. ("BlackRock") at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

BlackRock updates performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the "Closed-End Funds" section of www.blackrock.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The common shares of BlackRock Credit Allocation Income Trust IV are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "BTZ" and will continue to be so listed subsequent to the Reorganization.  The common shares of BlackRock Credit Allocation Income Trust I, Inc. are listed on the NYSE under the ticker symbol "PSW."  The common shares of BlackRock Credit Allocation Income Trust II, Inc. are listed on the NYSE under the ticker symbol "PSY."  The common shares of BlackRock Credit Allocation Income Trust III are listed on the NYSE under the ticker symbol "BPP".  Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in the Reorganizations. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized.  This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-856-2826.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is           , 2012.

v

SUMMARY	1
PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS	1
PROPOSAL 2: ISSUANCES OF ADDITIONAL ACQUIRING FUND SHARES	12
PROPOSAL 3: REMOVAL OF FINANCIAL SECTOR CONCENTRATION POLICIES	13
RISK FACTORS AND SPECIAL CONSIDERATIONS	15
EXPENSE TABLE FOR SHAREHOLDERS	29
REASONS FOR THE REORGANIZATIONS	31
PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS	33
INVESTMENT OBJECTIVES AND POLICIES	37
COMPARISON OF THE FUNDS	48
MANAGEMENT OF THE FUNDS	60
ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS	65
DIVIDENDS AND DISTRIBUTIONS	67
AUTOMATIC DIVIDEND REINVESTMENT PLAN	68
CERTAIN PROVISIONS OF THE CHARTER	69
GOVERNING LAW	69
CONVERSION TO OPEN-END FUND	70
VOTING RIGHTS	71
APPRAISAL RIGHTS	71
FINANCIAL HIGHLIGHTS	72
INFORMATION ABOUT THE REORGANIZATION	76
TERMS OF THE REORGANIZATION AGREEMENT	76
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS	79
PROPOSAL 2: ISSUANCES OF ADDITIONAL ACQUIRING FUND SHARES	81
PROPOSAL 3: REMOVAL OF FINANCIAL SECTOR CONCENTRATION POLICIES	82
VOTING INFORMATION AND REQUIREMENTS	84
SHAREHOLDER INFORMATION	86
SHAREHOLDER PROPOSALS	86
SOLICITATION OF PROXIES	87
LEGAL MATTERS	87
OTHER MATTERS WITH RESPECT TO THE MEETING	87
PRIVACY PRINCIPLES OF THE FUNDS	87
OTHER INFORMATION	88

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS

The Proposed Reorganization

The Board of each Fund, including the directors or trustees, as applicable, (the "Board Members") who are not "interested persons" of each Fund (as defined in the 1940 Act) (the "Independent Board Members"), has unanimously approved its Reorganization, including its respective Reorganization Agreement. If the shareholders of a Target Fund approve their Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Shares in connection with the Reorganization, as applicable (see "Proposal 2: Issuances of Additional Shares of Acquiring Fund Common Shares"), such Target Fund will merge with and into the Merger Subsidiary. Following the Reorganizations, the Merger Subsidiary will dissolve under state law and be liquidated into BTZ. In connection with the Reorganizations, the Acquiring Fund subsequently will issue to the Target Funds' common shareholders book entry interests for the Acquiring Fund Shares registered in the name of such shareholder. Each Target Fund will then terminate its registration under the 1940 Act. The aggregate net asset value of Acquiring Fund Shares received by a Target Fund's shareholders in each Reorganization will equal the aggregate net asset value (not the market value) of that Target Fund's common shares held immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares).  In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset value, not the market value, of each respective Fund's common shares.  The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

Background and Reasons for the Proposed Reorganization

The Reorganizations seek to combine four funds that are either the same or substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies.  Each Target Fund will merge with and into the Merger Subsidiary, which will dissolve under state law and be liquidated into the Acquiring Fund following the completion of the Reorganizations.  The Board of each Target Fund (each, a "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of its Target Fund.  The Board of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit shareholders of the Acquiring Fund.  Because shareholders of each Target Fund will vote separately on their Target Fund's respective Reorganization and the shareholders of the Acquiring Fund will vote on the Acquiring Fund's issuance of Acquiring Fund Shares in connection with each Reorganization, there are multiple potential combinations of Reorganizations.

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that each Reorganization would be in the best interests of the applicable Fund and that the interests of the existing shareholders of the applicable Fund would not be diluted with respect to net asset value as a result of the Reorganization.  The Board of each Fund approved its respective Reorganization and the Board of each Target Fund recommends that shareholders of such Target Fund approve its respective Reorganization.

The Board of each Fund considered its respective Reorganization over a series of meetings.  In preparation for meetings of the Boards held on July 27, 2012 (collectively, the “Meeting”) at which the Reorganizations were approved, the Investment Advisor provided the Boards with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.  The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including, but not limited to, the following:

•	potential for improved economies of scale and a lower total expense ratio;

•	alternatives to the Reorganization for each Fund, if such Fund's Reorganization is not approved;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund's premium/discount to NAV;

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	consistency of portfolio management and portfolio composition;

•	potential for improved secondary market trading;

•	potential for operating and administrative efficiencies;

•	the anticipated tax-free nature of the Reorganization;

•	the potential effects on the Funds' capital loss carry-forwards;

•	the expected costs of the Reorganization;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates as a result of the Reorganizations.

The Board of each Fund, including the Independent Board Members, approved its respective Reorganization, concluding that such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of its respective Reorganization.  This determination was made on the basis of each Board Member's business judgment after consideration of all of the factors taken as a whole with respect to its Fund and shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If a Reorganization is not approved by a Target Fund's shareholders, such Target Fund will continue to operate for the time being as a stand-alone Maryland corporation or Delaware statutory trust, as the case may be, and will continue to be advised by the Investment Advisor.  However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of such Target Fund. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the other Reorganizations.

Expenses

The Boards believe that the completion of the Reorganizations would result in a reduced Total Expense Ratio for the Acquiring Fund because certain fixed administrative costs would be spread across the Combined Fund's larger asset base.

For the 12-month period ended April 30, 2012, the Total Expense Ratios of PSW, PSY, BPP, and BTZ were 1.20%, 1.17%, 1.13% and 1.17%, respectively.  The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.12% on a historical and pro forma basis for the 12-month period ended April 30, 2012, representing a reduction in the Total Expense Ratio for PSW, PSY, BPP, and BTZ of 0.08%, 0.05%, 0.01% and 0.05%, respectively, as a percentage of average net assets attributable to common shares.  However, based on projected expense information, PSY shareholders are not expected to experience significant expense savings, if any, as a result of the Reorganizations.  However, it is anticipated that shareholders of each Fund may benefit from certain potential intangible benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size) as more fully discussed herein.  There can be no assurance that future expenses will not increase or that any expense savings will be realized.  Moreover, the level of expense savings will vary depending on the combination of the proposed Reorganizations.

Appraisal Rights

Shareholders of PSW and PSY do not have appraisal rights for their common shares because the common shares of each Fund are traded on the NYSE.  Shareholders of BPP do not have appraisal rights, as such rights are not expressly provided for in the Fund's charter or under Delaware law.

Comparison of the Funds

A summary comparison of the significant investment strategies and operating policies used by the Funds as of the date of April 30, 2012 is set forth in the table below.  See "Proposal 1: The Reorganizations of the Target Funds—Comparison of the Funds" for a more detailed comparison of the Funds.  After the Reorganizations, the investment strategies and significant operating policies of the Combined Fund will be those of BTZ.

PSW	PSY	BPP	BTZ
Credit-Related Securities Same as BTZ	Credit-Related Securities Same as BTZ	Credit-Related Securities Same as BTZ
Credit-Related Securities

Under normal market conditions, the Fund will invest at least 80% of its total assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds, bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities (the “80% Policy”).

Investment Grade Policy Same as BTZ	Investment Grade Policy Same as BTZ	Investment Grade Policy Same as BTZ	Investment Grade Policy Under normal market conditions, the Fund may invest without limitation in securities rated below investment grade at the time of purchase.

PSW	PSY	BPP	BTZ
Financial Sector Concentration*

• Under normal circumstances, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector.

• The companies in the financial services sector are companies principally engaged in financial services.  A company is principally engaged in financial services if it owns financial service related assets that constitute at least 50% of its revenue from providing financial services.

• The Fund also may emphasize investments in the industries comprising the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector.

	Financial Sector Concentration* Same as PSW	Financial Sector Concentration* Same as BTZ
Financial Sector Concentration*

• The Fund will invest at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services.

• A company is ‘‘principally engaged’’ in financial services if it derives at least 50% of its consolidated revenues from providing financial services.

Non-U.S. Securities • The Fund may invest without limitation in securities of issuers domiciled outside the United States that are U.S. dollar denominated investments or	Non-U.S. Securities Same as PSW	Non-U.S. Securities • The Fund may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers that are traded or listed in U.S.	Non-U.S. Securities • Under normal market conditions, the Fund may invest up to 35% of its Managed Assets in non-U.S. securities. Non-U.S. securities may include securities

_________________________________
*See Proposal 3, which proposes the removal of the financial sector concentration policy.

PSW	PSY	BPP	BTZ
otherwise provide for payment to the Fund in U.S. dollars.

markets.  For purposes of this 35% limitation, non-U.S. securities include securities represented by American Depository Receipts.

• The Fund may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries.

• The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe, but if it did, may invest no more than 10% of its managed assets in emerging markets securities.

denominated in U.S. dollars or in non-U.S. currencies or multinational current units.

• The Fund may invest in non-U.S. securities of so-called emerging market issuers.

• For purposes of the Fund, a company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.

Common Stock Same as BTZ	Common Stock Same as BTZ	Common Stock Same as BTZ	Common Stock The Fund may invest in common stocks, subject to the 80% Policy.
Illiquid Securities The Fund may invest in preferred securities, debt securities and other securities that lack a secondary trading	Illiquid Securities Same as PSW	Illiquid Securities Same as BTZ	Illiquid Securities The Fund may invest up to 10% of its managed assets in illiquid securities

PSW	PSY	BPP	BTZ
market or are otherwise considered illiquid.
Defensive Measures

The Fund for temporary defensive purposes may invest up to 100% of its total assets in securities issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other debt securities deemed by the Investment Advisor to be consistent with a defensive posture, or may hold its assets in cash.

	Defensive Measures Same as PSW	Defensive Measures Substantially the same as BTZ	Defensive Measures For temporary defensive purposes or to keep cash on hand, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term debt securities.
Leverage

• The Fund may not issue senior securities or borrow money other than as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law.

• The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of

Leverage

• The Fund may not issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

• The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise

Leverage

• The Fund may not issue senior securities or borrow money other than as permitted by the 1940 Act.

• The Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine.

Leverage

• The Fund may not issue senior securities or borrow money other than as permitted by the 1940 Act.

• The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require

PSW	PSY	BPP	BTZ

securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Advisor, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

• The Fund currently voluntarily limits its aggregate economic leverage to 50% of its Managed Assets.

might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Advisor, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

• The Fund currently voluntarily limits its aggregate economic leverage to 50% of its Managed Assets.

• The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

• The Fund currently voluntarily limits its aggregate economic leverage to 33⅓% of its Managed Assets.

untimely dispositions of Fund securities. • The Fund currently voluntarily limits its aggregate economic leverage to 33⅓% of its Managed Assets.
Reverse Repurchase Agreements Same as BTZ	Reverse Repurchase Agreements Same as BTZ	Reverse Repurchase Agreements Same as BTZ	Reverse Repurchase Agreements The Fund may engage in reverse repurchase agreements.
When-Issued and Forward Commitment Securities Same as BTZ	When-Issued and Forward Commitment Securities Same as BTZ	When-Issued and Forward Commitment Securities Same as BTZ	When-Issued and Forward Commitment Securities The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis.

PSW	PSY	BPP	BTZ
Options

• The Fund may purchase call options on any of the types of securities in which it may invest.  The Fund also may purchase and sell call options on indices.

• The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options.

• The Fund is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Fund.

• The Fund is authorized to purchase put options.  The Fund may also purchase uncovered put options.

• The Fund also has authority to write (i.e., sell) put options on the types of securities that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments.  The Fund will not sell puts if, as a result,

Options Same as PSW
Options

• The Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the-counter markets.

• All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements).

• As with calls, the Fund may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio).

• The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions.

Options

• The Fund may purchase call options on any of the types of individual securities, indices or instruments in which it may invest.

• The Fund is also authorized to write (i.e., sell) covered call options on the individual securities, indices or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options.

• The Fund also is authorized to write (i.e., sell) uncovered call options on individual securities, indices or instruments in which it may invest but that are not currently held by the Fund.

• The Fund is authorized to purchase put options.  The Fund also may purchase uncovered put options.

• The Fund has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are

PSW	PSY	BPP	BTZ

more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

• The Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral.

• The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

covered, meaning that such options are secured by segregated, liquid instruments. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to cover its potential obligations under the put options and under any other transactions (excluding calls) that would be treated as senior securities under the 1940 Act.

• The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral.

Interest Rate Transactions Same as BTZ	Interest Rate Transactions Same as BTZ	Interest Rate Transactions Same as BTZ	Interest Rate Transactions The Fund may engage in interest rate swap, cap or floor transactions.
Credit Derivatives • The Fund may enter into credit default	Credit Derivatives Same as PSW	Credit Derivatives Same as BTZ	Credit Derivatives The Fund may engage in credit derivative

PSW	PSY	BPP	BTZ

swap agreements.

• The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Advisor to be equivalent to such rating.

transactions.
Futures The Fund is authorized to engage in transactions in financial futures contracts and related options on such futures contracts.	Futures Same as PSW	Futures Same as BTZ
Futures

The Fund may enter into futures contracts of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. Government debt securities or options on the above.

Short Sales The Fund may make short sales of securities. The Fund also may make short sales “against the box.”	Short Sales Same as PSW	Short Sales Substantially the Same as BTZ
Short Sales

• The Fund may make short sales of securities.  The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the

PSW	PSY	BPP	BTZ
outstanding securities of that class. • The Fund may also make short sales ''against the box'' without respect to such limitations.
Securities Lending Same as BTZ	Securities Lending Same as BTZ	Securities Lending Same as BTZ	Securities Lending The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33⅓% of the value of the Fund’s total assets (including such loans).
Indexed and Inverse Floating Obligations

The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities.  The Fund also may invest in securities whose return is inversely related to changes in an interest rate.

	Indexed and Inverse Floating Obligations Same as PSW	Indexed and Inverse Floating Obligations No Stated Policy	Indexed and Inverse Floating Obligations No Stated Policy

 Further Information Regarding the Reorganization

Each Target Fund's Board has determined that its Reorganization is in the best interests of its Target Fund and the shareholders of such Fund and that the interests of such shareholders will not be diluted as a result of their Fund's Reorganization. Similarly, the Acquiring Fund's Board has determined that each Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization.  As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund

Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. Federal income tax purposes by reason of the Reorganizations. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the closing date of such Reorganization (the "Closing Date"), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Target Fund Boards request that shareholders of each Target Fund approve their Target Fund's proposed Reorganization at the Special Meeting to be held on November 2, 2012.

Shareholder approval of the PSW Reorganization and the PSY Reorganization requires the affirmative vote of a majority of the outstanding common shares of PSW and PSY, respectively, voting together as a single class.

Shareholder approval of BPP's Reorganization requires the affirmative vote by BPP shareholders, voting as a single class, of a "majority of the outstanding voting securities" as defined under the 1940 Act (such a majority referred to herein as a "1940 Act Majority").  A 1940 Act Majority means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.  For additional information regarding voting requirements, see "Voting Information and Requirements."

Subject to the requisite approval of the shareholders of each Target Fund with regard to each Reorganization, it is expected that the Closing Date will be sometime during the fourth quarter 2012, but it may be at a different time as described herein.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The PSW Board recommends that shareholders of PSW vote "FOR" PSW's proposed Reorganization.

The PSY Board recommends that shareholders of PSY vote "FOR" PSY's proposed Reorganization.

The BPP Board recommends that shareholders of BPP vote "FOR" BPP's proposed Reorganization.

PROPOSAL 2: ISSUANCES OF ADDITIONAL ACQUIRING FUND SHARES

In connection with each proposed Reorganization described under "Proposal 1: The Reorganizations of the Target Funds," the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE. All other things being equal, the Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganizations.

No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its shareholders pursuant to the Reorganizations. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations will benefit shareholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Investment Advisor showing that the Acquiring Fund will experience a reduced management fee and a reduced Total Expense Ratio as a result of the proposed Reorganizations.

The Acquiring Fund pays the Investment Advisor a monthly management fee of 0.65% based on the Acquiring Fund's average weekly Managed Assets.  ‘‘Managed Assets’’ means the total assets of the Acquiring Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).  If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.62% of the Combined Fund's average weekly Managed Assets.

For the 12-month period ended April 30, 2012, the Total Expense Ratio of the Acquiring Fund was 1.17%.  The Acquiring Fund estimates that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.12% on a historical and pro forma basis for the 12-month period ended April 30, 2012, representing a reduction in the Total Expense Ratio for the Acquiring Fund of 0.05%, as a percentage of average net assets attributable to common shares.

The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Shares in connection with the Reorganizations (the "Issuances") at the Special Meeting to be held on Friday, November 2, 2012 at 9:00 a.m. (Eastern Time).  The Issuances must be approved by an affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about  December 7, 2012, but it may be at a different time as described herein.  For additional information regarding voting requirements, see "Voting Information and Requirements."

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund vote "FOR" the Issuances of additional Acquiring Fund Shares in connection with each Reorganization.

PROPOSAL 3: REMOVAL OF FINANCIAL SECTOR CONCENTRATION POLICIES

Each Fund is currently subject to an investment policy that requires such Fund to invest at least 25% of its total or managed assets in the financial services sector (each, a "Concentration Policy").

The Board of PSW has approved, and recommends that shareholders of PSW approve, the removal of PSW's investment policy requiring that PSW invests at least 25% of its total assets in the industries comprising the financial services sector and amending PSW's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy (the "PSW Policy Amendment").  PSW's fundamental investment restriction regarding industry concentration as proposed to be amended is set forth below.

The Fund may not:

"Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities."

The Board of PSY has approved, and recommends that shareholders of PSY approve, the removal of PSY's investment policy requiring that PSY invests at least 25% of its total assets in the industries comprising the financial services sector and amending PSY's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy (the "PSY Policy Amendment").  PSY's fundamental investment restriction regarding industry concentration as proposed to be amended is set forth below.

The Fund may not:

"Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities."

The Board of BPP has approved, and recommend that shareholders of BPP approve, the removal of BPP's investment policy requiring that BPP invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services and amending BPP's fundamental investment restriction regarding industry concentration to remove the exception for the financial services industry (the "BPP Policy Amendment").  BPP's fundamental investment restriction regarding industry concentration as proposed to be amended is set forth below.

The Fund may not:

"Invest more than 25% of its Managed Assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities."

The Board of BTZ has approved, and recommends that shareholders of BTZ approve, the removal of BTZ's investment policy requiring that BTZ invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services and amending BTZ's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy (the "BTZ Policy Amendment" and together with the PSW Policy Amendment, PSY Policy Amendment and BPP Policy Amendment, the "Policy Amendments").  BTZ's fundamental investment restriction regarding industry concentration as proposed to be amended is set forth below.

The Fund may not:

"Invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agents or instrumentalities."

The Board of each Fund anticipates that such Fund's Policy Amendment would benefit such Fund’s shareholders by providing the Funds' investment advisor and sub-advisors with increased flexibility in managing such Fund’s portfolio and by reducing such Fund’s exposure to financial sector risk.  As former preferred stock funds, each Fund formerly emphasized its investments in the preferred stock of companies from the financial sector.  Such concentration policies are no longer relevant to the Funds and unduly restrictive given the Funds’ broad focus on credit-related securities.  If the Policy Amendments are approved by shareholders, the Funds will be less exposed to financial sector risk and will have greater capital available for other investment and diversification purposes.

Approval of a Fund's Policy Amendment is not contingent upon the approval of any Reorganization or the Issuance, as applicable, and vice versa.  A Fund's shareholders would have the benefit of a Policy Amendment regardless of whether such Fund's Reorganization or Issuance, as applicable, is approved so long as such Fund's Policy Amendment was approved by such Fund's shareholders.  In the event a Fund's Policy Amendment is not approved by such Fund's shareholders, the Investment Advisor will continue to manage the Fund under its Concentration Policy.

In the event any of the Reorganizations are consummated, shareholders of the Combined Fund, including former shareholders of the applicable Target Funds, would be subject to the Concentration Policy or the Policy Amendment, as applicable, of the Acquiring Fund following the Reorganizations.  If Acquiring Fund shareholders do not approve the Acquiring Fund's Policy Amendment, then the Combined Fund would operate under the Acquiring Fund's Concentration Policy and shareholders of the Combined Fund, including former shareholders of the Target Funds, would not have the benefit of a Policy Amendment.  In such an event, Target Fund shareholders would not have the benefit of any Policy Amendment even if Target Fund shareholders had previously approved its respective Target Fund's Policy Amendment.  If Acquiring Fund shareholders approve the Acquiring Fund's Policy Amendment, then the Combined Fund would operate under the Acquiring Fund's Policy Amendment and shareholders of the Combined Fund, including former shareholders of the applicable Target Funds, would have the benefit of the Acquiring Fund's Policy Amendment.  In such an event, shareholders of the applicable Target Funds would be subject to a Policy Amendment even if such Target Fund shareholders had not previously approved its respective Target Fund's Policy Amendment.  There can be no assurance that Acquiring Fund shareholders will approve the Acquiring Fund's Policy Amendment.

At the Special Meeting, each Fund's shareholders will be asked to approve their respective Fund's Policy Amendment.  Each Fund’s Policy Amendment will take effect immediately upon approval by such Fund’s shareholders.  Each Fund's Policy Amendment requires approval by an affirmative vote of a 1940 Act Majority of such Fund.

The PSW Board recommends that shareholders of PSW vote "FOR" the PSW Policy Amendment.

The PSY Board recommends that shareholders of PSY vote "FOR" the PSY Policy Amendment.

The BPP Board recommends that shareholders of BPP vote "FOR" the BPP Policy Amendment.

The BTZ Board recommends that shareholders of BTZ vote "FOR" the BTZ Policy Amendment.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because the Funds have either the same or substantially similar (but not identical) investment objectives and principal investment strategies, the Funds generally are subject to substantially similar investment risks. The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund.  Many of the investment risks associated with an investment in the Acquiring Fund are substantially similar to those associated with an investment in the Target Funds.  Risks that predominately affect common shares include credit risk, interest rate risk, high yield security risk, leverage risk, derivatives risk, liquidity and market price risk, issuer risk, market risk and foreign securities risk.  In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds' common shares may trade at a discount from the Funds' net asset value.  Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.

However, there are some differences between the Acquiring Fund and the Target Funds.  BPP and the Acquiring Fund are each registered as a "non-diversified" investment company under the 1940 Act, while PSW and PSY are each registered as a "diversified" investment company under the 1940 Act.  This means that each of BPP and the Acquiring Fund may invest a greater percentage of its assets in the obligations of a single issuer than PSW or PSY.  To the extent that the Acquiring Fund assumes large positions in the securities of a small number of issuers, the Acquiring Fund's net asset value may fluctuate to a greater extent than that of PSW and PSY as a result of changes in the financial condition or in the market's assessment of such issuers.  Even as a non-diversified fund, however, the Acquiring Fund's investments will be limited so as to qualify the Acquiring Fund as a "regulated investment company" for purposes of federal tax laws.  In addition, BPP and the Acquiring Fund are each a Delaware statutory trust organized under Delaware law, while PSW and PSY are each a Maryland corporation organized under Maryland law.  A Maryland corporation generally provides greater certainty with respect to limitation of personal liability than a Delaware statutory trust.  See "Governing Law" for additional information.

Each Fund seeks to achieve its investment objective(s) by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as "junk" bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities.  Each Fund can invest, under normal marketing conditions, without limitation in securities rated below investment grade at the time of purchase.  However, it is anticipated, under current market conditions, that each Fund will have an average credit quality of at least investment grade.  There are, however, some differences between the Funds.  See "Comparison of the Funds" in this Joint Proxy Statement/Prospectus for a description of the salient differences among the Funds.  See "Risk Factors and Special Considerations" in the Statement of Additional Information for a further discussion of factors affecting the Funds' common shares.

Risks Related to the Reorganizations

Expenses.

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund by approximately $735,234 per year if all the Reorganizations are completed, approximately $382,053 if only the Reorganization between PSY and BTZ are approved, and approximately $667,153 if the Reorganizations of PSW and BPP into BTZ are approved, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

After the Reorganizations, the Combined Fund is expected to incur lower Total Expenses on a per common share basis than is currently incurred by the Acquiring Fund.  In addition, no matter which Funds complete their Reorganizations, the Combined Fund may incur higher Total Expenses for a period due to expenses associated with the Reorganizations prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.

Each of the PSW, PSY, BPP and BTZ Boards believes that its shareholders should realize lower Total Expense Ratios after the Reorganizations than they would realize if the Reorganizations did not occur after the expenses associated with the Reorganizations have been paid.  For the 12-month period ended April 30, 2012, the Total Expense Ratios of PSW, PSY, BPP and BTZ were 1.20%, 1.17%, 1.13% and 1.17% respectively.  The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.12% on a historical and pro forma basis for the 12-month period ended April 30, 2012, representing a reduction in the Total Expense Ratio for PSW, PSY, BPP, and BTZ of 0.08%, 0.05%, 0.01% and 0.05%, respectively, as a percentage of average net assets attributable to common shares.  However, based on projected expense information, PSY shareholders are not expected to experience significant expense savings, if any, as a result of the Reorganizations.  However, it is anticipated that shareholders of each Fund may benefit from certain potential intangible benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size) as more fully discussed herein.  See "Reasons for the Reorganizations."

As of April 30, 2012, the historical and pro forma total annual gross expense ratios applicable to the Reorganizations are as follows:

PSW	PSY	BPP	BTZ	Pro Forma Combined Fund (All Funds)	Pro Forma Combined Fund (PSY & BTZ)	Pro Forma Combined Fund (PSW, BPP & BTZ)
1.20%	1.17%	1.13%	1.17%	1.12%	1.14%	1.11%

There can be no assurance that future expenses will not increase or that any expense savings will be realized.  Moreover, the level of expense savings will vary depending on the combination of the proposed Reorganizations.  The most likely combination is the Reorganizations of all of the Funds.  The Reorganization of PSW and BPP into BTZ is expected to result in the lowest Total Expense Ratio of any of the possible combinations of Reorganizations.  The Reorganization of only PSY into BTZ is expected to result in the highest Total Expense Ratio of any of the possible combinations of Reorganizations.

PSW, BPP and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Because the PSW, BPP and the Acquiring Fund have already incurred expenses solely and directly attributable to the Reorganizations and because PSW, BPP and the Acquiring Fund (and not the Investment Advisor) is responsible for paying those expenses, if a Fund's respective shareholders do not approve their Fund's respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material. Based on projected expense information, PSY shareholders are not expected to experience significant expense savings, if any, as a result of the Reorganizations; thus, the Investment Advisor has decided to cover the costs of the PSY Reorganization and the costs associated with the PSY Reorganization will not be directly borne by PSY.  However, it is anticipated that shareholders of each Fund may benefit from certain potential intangible benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size) as more fully discussed herein.  Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations.  See "Reasons for the Reorganizations."

Earnings and Distribution Yield.

The Combined Fund's earnings and distribution yield on NAV are expected to be comparable (i.e., the same or slightly lower or higher) or higher when compared with that of each Fund prior to the Reorganizations; however, the Combined Fund's earnings and distribution yield on NAV may change over time, and depending on market conditions, may be significantly higher or lower than each Fund's earnings and distribution yield prior to the Reorganizations.

Premium/Discount to NAV.

As with any stock, the price of each Fund's common shares will fluctuate with market conditions and other factors.  If shares are sold, the price received may be more or less than the original investment.  Each Fund's common shares are designed for long-term investors and should not be treated as trading vehicles.  Shares of closed-end management investment companies frequently trade at a discount from their net asset value.  This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganizations.

The common shares of each Fund has historically fluctuated between a discount and a premium.  As of April 30, 2012, each Fund traded at a discount to its respective NAV.  To the extent PSW, PSY and BPP are trading at a wider discount (or a narrower premium) than BTZ at the time of the Reorganizations, PSW, PSY, and BPP shareholders would have the potential for an economic benefit by the narrowing of the discount/premium.  To the extent PSW, PSY, and BPP are trading at a narrower discount (or wider premium) than BTZ at the time of the Reorganizations, PSW, PSY, and BPP shareholders may be negatively impacted if the Reorganizations are consummated.  Acquiring Fund shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below net asset value.  Upon consummation of the Reorganizations, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund's current trading market price.  In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset values (not the market values) of each respective Fund's common shares.  The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Tax Considerations.

                 See "Material Federal Income Tax Consequences of the Reorganizations" for a summary of certain U.S. federal income tax consequences of the Reorganizations.

General Risks of Investing in the Funds

Investment Risk.  An investment in each Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.  An investment in each Fund's common shares represents an indirect investment in the securities owned by such Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Although the Funds can sell stocks of an issuer upon the occurrence of certain events or for tax planning, the Funds generally will not sell stocks of issuers solely due to changes in market price.  Each Fund's common shares at any point in time may be worth less than a shareholders' original investment, even after taking into account the reinvestment of the Fund's dividends and distributions.

Investment Strategy Risk.  The types of investments that are selected through application of the Funds' investment strategy can be expected to change over time.  In pursuing their investment strategy, the Funds may incur adverse tax or brokerage consequences.  Particular risks may be elevated during periods in which the Funds' investment strategy dictates higher levels of investment in particular types of investments.

Issuer Risk; Market Risk; and Selection Risk.  Issuer risk is the risk that the value of the Funds' debt securities may decline for a number of reasons which directly relate to the issuer or borrower, such as a real or perceived management performance, financial leverage and reduced demand for the issuer’s or borrower’s goods and services.

Market risk is the risk that the market values of securities owned by a Fund will decline.  There is a risk that the markets in which a Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably.  The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities.  Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity.  As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject a Fund to greater market risk than a fund that does not own these types of securities.  When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement.  This may adversely affect the prices or yields of the securities being purchased.  The greater a Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

Selection risk is the risk that the securities that a Fund's management selects will underperform the markets in which the Fund invests, the market relevant indices, or other funds with similar investment objectives and investment strategies.

Interest Rate Risk.  Interest rate risk is the risk that fixed-income securities such as debt securities will decline in value because of changes in market interest rates.  When market interest rates rise, the market value of such securities generally will fall.  A Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.  This is known as call or prepayment risk.  Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may lock in a below-market interest rate, increase the security's duration and reduce the value of the security.  This is known as extension risk.

Credit Risk.  Credit risk is the risk that one or more fixed income securities in a Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status.  To the extent a Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities.  The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.  Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.  In addition, to the extent a Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default.

Non-Investment Grade Securities Risk. The Funds can invest, under normal market conditions, without limitation in securities rated below investment grade at the time of purchase.  Securities of below investment grade quality as described above are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The value of high yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions.  Issuers of high yield bonds are not as strong financially as those with higher credit ratings.  These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.  Lower grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk.  These securities are subject to a greater risk of default.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.  Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of a Fund, both in the short term and the long term.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

The ratings of Moody's, Standard & Poor's ("S&P"), Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors (as defined herein) also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal.  To the extent that a Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective(s) will be more dependent on the Advisors' credit analysis than would be the case when the Fund invests in rated securities.

Special Risks Related To Preferred Securities.  Each Fund is exposed to risks associated with its investments in preferred securities.  There are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its distributions, such Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.  Generally, preferred security holders (such as a Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by a Fund.

New Types of Securities.  From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. Each Fund reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, a Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Mortgage and Asset Backed Securities. Each Fund may invest in a variety of mortgage related and other asset backed securities, including both commercial and residential mortgage securities and other mortgage backed instruments issued on a public or private basis. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and each Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Like more traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Non-U.S. Securities Risk.  PSY and PSW may invest without limitation in preferred securities and debt securities of issuers domiciled outside of the United States that are U.S. dollar denominated or provide for payment to the Fund in U.S. dollars.  BPP may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers that are traded or listed in U.S. markets.  For purposes of BPP's 35% limitation, non-U.S. securities include securities represented by American Depository Receipts.  The Acquiring Fund may invest, under normal market conditions, up to 35% of the its Managed Assets in non-U.S. securities.

For the Acquiring Fund, since non-U.S. securities may be purchased with, and payable in, foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Investments in non-U.S. securities involve certain risks not involved in domestic investments, including, but not limited to, (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of non-U.S. securities can be more volatile.  Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country.  In addition, a Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in non-U.S. Securities.  The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Because evidences of ownership of such securities usually are held outside the United States, a Fund will be subject to additional risks if it invests in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Certain countries in which the Funds may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability.  In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.  Non-U.S. securities may trade on days when a Fund's common shares are not priced.

Because a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Funds' net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes.  Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income.  These risks often are heightened for investments in smaller, emerging capital markets.  In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self sufficiency; and (vi) balance of payments position.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.  The Funds may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Emerging Markets Risk.  Each Fund may invest in issuers in emerging markets.  Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non U.S. issuers to a heightened degree. ''Emerging market countries'' generally include every nation in the world except developed countries. Examples of developed countries are the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict a Fund investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk. Because a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that a Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  The Advisors may, but is not required to, elect for a Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions.  In addition, a Fund may enter into foreign currency transactions in an attempt to enhance total return, which may further expose the Fund to the risks of foreign currency movements and other risks.  In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Illiquid Securities Risk.  Each Fund may invest in instruments that, at the time of investment, are illiquid. BTZ and BPP may only invest up to 10% of their managed assets in illiquid securities.  Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Non-Diversification Risk.  Both BPP and the Acquiring Fund are registered as a "non-diversified" investment company under the 1940 Act.  PSW and PSY are each registered as a "diversified" investment company under the 1940 Act.  This means that each of BPP and the Acquiring Fund may invest a greater percentage of its assets in the obligations of a single issuer than PSW or PSY.  Since the Acquiring Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Acquiring Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely diversified fund, such as PSW and PSY.  Even as a non-diversified fund, however, the Acquiring Fund's investments will be limited so as to qualify the Acquiring Fund as a "regulated investment company" for purposes of Federal tax laws.  Requirements for qualification include limiting its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Acquiring Fund's total assets will be invested in (A) the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies), (B) the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses or (C) the securities of one or more qualified publicly traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Acquiring Fund will not own more than 10% of the outstanding voting securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies).

Financial Sector Concentration Risk.  Each of PSW and PSY currently has an investment policy that requires that the Fund invests at least 25% of its total assets in industries compromising the financial services sector. Each of BPP and the Acquiring Fund currently has an investment policy that requires that the Fund invests at least 25% of its Managed Assets in companies principally engaged in financial services.  Each Fund is recommending that shareholders of such Fund approve the removal of such concentration policy.  If the removal of such concentration policy is approved for a Fund, then such Fund would not be subject to such concentration policy.

If the removal of such concentration policy is not approved by shareholders for a Fund, then such Fund’s emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers.  Issuers in the financial services sector are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries, changes in prevailing interest rates, general economic conditions and other industry specific risks.

Leverage.  Although the use of leverage by a Fund may create an opportunity for increased net income and capital appreciation for the common shares, it also results in additional risks and can magnify the effect of any losses.  If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, a Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Fund will be less than if leverage had not been used.  There is no assurance that a leveraging strategy will be successful.  Leverage involves risks and special considerations for shareholders of a Fund including:

•	the likelihood of greater volatility of net asset value and market price of and dividends on the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund must pay will reduce the return to the shareholders;

•
the effect of leverage in a market experiencing rising interest rates, which is likely to cause a greater decline in the net asset value of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares;

•	when the Fund uses leverage, the fees payable to the Advisors for advisory and sub-advisory services will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce the Fund’s total return.

Any requirement that the Fund sell assets at a loss in order to redeem or pay off any leverage or for other reasons would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Advisor in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements.  The Funds may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Funds.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Reverse Repurchase Agreements Risk.  Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of a Fund, that the market value of the securities sold by a Fund may decline below the price of the securities at which such Fund is obligated to repurchase them and that the securities may not be returned to such Fund.  There is no assurance that reverse repurchase agreements can be successfully employed.

Strategic Transactions.  The Funds may engage in various other portfolio strategies both to seek to increase the return of the Funds and to seek to hedge their portfolio against adverse effects from movements in interest rates and in the securities markets. Strategic transactions in which the Funds may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions (such as forward foreign currency contracts, currency swaps or options on currency and currency futures), and other derivatives transactions ("Strategic Transactions") also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of such Fund to deliver or receive a specified currency. Additionally, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to such fund for investment purposes.

Derivatives Risk. Derivatives are financial contracts or instruments whose value depend on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). Each Fund may invest in a variety of derivative instruments for hedging purposes or to seek to enhance its return, such as options, futures contracts and swap agreements, and may engage in short sales. Each Fund may also have exposure to derivatives through investment in credit-linked notes, credit-linked trust certificates and other securities issued by special purpose or structured vehicles. Each Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Each Fund also may use derivatives to add leverage to the portfolio. Each Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, counterparty risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If a Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that each Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Interest Rate Transactions Risk.  Each Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from  increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of a Fund.

Swaps.  Swap agreements are types of derivatives.  In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund’s return, a Fund may enter into interest rate or credit default swap transactions.  In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance.  In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).  A Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return and may choose not to do so.

Counterparty Risk.  Each Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by such Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Short Sales Risk.  Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities.  A short sale creates the risk of an unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position.  There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Portfolio Turnover Risk.  A Fund's annual portfolio turnover rate may vary greatly from year to year.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund.  High portfolio turnover may result in an increased realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income.  Additionally, in a declining market, portfolio turnover may create realized capital losses.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, potential failure of the Euro, further downgrades of United States government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.  Non-investment grade securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities.  There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Risks Associated with Recent Market Events.  Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many securities to fluctuate substantially and the spreads on prospective debt financings to widen considerably.  The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market, among other things.  These events, along with the downgrade of the United States' credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  These events may increase the volatility of the value of securities owned by a Fund and/or result in sudden and significant valuation increases or declines in its portfolio.  These events also may make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis.  These events have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults.  There is also a risk that developments in sectors of the credit markets in which a Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by the Fund.

General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal bonds, and significant and rapid value decline in certain instances.  These conditions resulted, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value.  Such market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

The recent instability in the financial markets discussed above has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities.  Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which a Fund invests in ways that are unforeseeable.  Legislation or regulation may also change the way in which a Fund is regulated.  Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

The Advisors do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Fund’s portfolio.  The Advisors intend to monitor developments and seek to manage each Fund’s portfolio in a manner consistent with achieving such Fund’s investment objective(s), but there can be no assurance that it will be successful in doing so and the Advisors may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.

United States Credit Rating Downgrade Risk.  The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect the Advisors’ ability to achieve a Fund’s investment objective(s).  On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA” with a negative outlook.  Moody’s affirmed the Aaa long-term sovereign credit rating of the U.S. on November 21, 2011 while maintaining its negative outlook.  The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing the costs of all kinds of debt.  These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Funds.  The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Fund’s portfolio.

The Dodd-Frank Act.  Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives.  Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse.  Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects.  By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Funds.  In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Funds.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Funds, the Investment Advisor and the Sub-Advisor, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”).  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt.  The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Funds as a systemic risk to be placed under the Federal Reserve’s supervision, the Funds could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions.  Such requirements could hinder a Fund’s ability to meet its investment objective(s) and may place the Fund at a disadvantage with respect to its competitors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time, currently considered a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” by the Federal Reserve.  The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds.  Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date will be July 21, 2012.  Following the effective date of the Volcker Rule, banking entities subject to the Volcker Rule, such as BlackRock, will have at least a two-year period to come into compliance with the provisions of the Volcker Rule.  The Volcker Rule could have a significant negative impact on BlackRock and the Advisors.  BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would not have a significant negative impact on the Fund.  While the U.S. financial regulators have issued proposed rules implementing the Volcker Rule, the Advisors cannot predict the extent to which the Volcker Rule will be subject to modification by rule prior to its effective date, or the impact any such modifications may have on BlackRock or the Advisors.

The implementation of the Dodd-Frank Act could also adversely affect the Advisors and the Funds by increasing transaction and/or regulatory compliance costs.  In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Advisor’s, the Sub-Advisor’s and the Funds’ exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements.  Increased regulatory oversight could also impose administrative burdens on the Advisors and the Funds, including, without limitation, responding to investigations and implementing new policies and procedures.  The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisors and the Funds may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Dodd-Frank Act Derivatives Title.  Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps

(collectively “swaps”).  This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers, including the Advisors.

The SEC, CFTC and other U.S. regulators (the “Regulators”) are in the process of adopting numerous regulations to implement the Derivatives Title.  Until the Regulators complete their rulemaking efforts, the extent to which the Derivatives Title and the rules adopted thereunder will impact the Funds is unclear.  However, it is possible that the new regulatory structure for swaps may jeopardize certain trades and/or trading strategies employed by the Advisors, or at least make them more costly.

The Derivatives Title empowers the CFTC and SEC to require that certain swaps be submitted for clearing to regulated clearinghouses.  Swaps that are required to be submitted for clearing must also, subject to certain exceptions, be executed through regulated markets, including designated contract markets, national securities exchanges and swap execution facilities.  If a Fund wishes to trade swaps subject to the clearing and exchange-trading mandates, it may incur additional costs associated with these new requirements.  Other Dodd-Frank Act provisions could limit banks’ ability to engage in swaps, which could decrease liquidity in the swap markets and adversely impact the ability of the Fund to enter into highly-tailored or customized transactions.

The Derivatives Title also requires swap dealers and major swap participants to register with the SEC and/or the CFTC, as appropriate.  Swap dealers and major swap participants will be subject to a panoply of new regulations, including among others, capital and margin requirements and business conduct standards.  If a Fund is required to post margin for their swap transactions, the cost of executing these transactions could rise substantially.  These costs may make certain trades or trading strategies uneconomical.  If a Fund or the Advisors are required to register as major swap participant, the Fund would incur costs related to complying with major swap participant regulation.  Additionally, it is expected that swap dealers will transfer at least some of their compliance costs to counterparties in the form of higher fees or less favorable marks on swap transactions.  This means that a Fund could face increased transaction costs when entering into swaps with a swap dealer.  A Fund also may be subject to new requirements, including reporting requirements with respect to position information, use of leverage, identity of investors and counterparty and credit risk exposure.

These new requirements of the Derivatives Title may also increase the cost of certain hedging and other derivatives transactions; additionally, there may be market dislocations due to uncertainty during the extended regulatory implementation period and it is not yet clear how the derivatives market will adjust to new regulations.  Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

There can be no assurance that these developments will not adversely affect the business and investment activities of the Funds and the Advisors.  In addition, the Advisors may be subject to potential registration requirements or other additional responsibilities under the Derivatives Title, summarized above, and may therefore incur increased cost in conducting the Funds’ strategies, which may adversely affect the performance of the Funds.

CFTC Rulemaking Updates.  On February 9, 2012, the CFTC adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the “CPO-CTA Rulemaking”).  As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Funds.  These amendments limit the ability of the Funds to use futures, options and swaps without the Funds and the Advisors being subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Advisors (who would have to register as commodity pool operators) and the Funds.  These amendments have an extended implementation period and their full implementation is dependent upon the completion of other related rulemakings.  The ultimate effect these amendments may have on the Advisors and the Funds is thus uncertain; however, it is possible that they may adversely affect a Fund’s ability to manage its portfolio and may impair the Fund’s ability to achieve its investment objective(s).

The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this may too adversely affect a Fund’s ability to manage its portfolio and impair the Fund’s ability to achieve its investment objective(s).  The CPO-CTA Rulemaking may, in particular, substantially increase regulatory compliance costs for the Funds and the Advisors and could have effects on the management of a Fund’s portfolio that are currently unforeseeable, that could reduce returns to investors and that could impair a Fund’s ability to achieve its investment objective.

Antitakeover Provisions.  The Agreement and Declaration of Trust of the Acquiring Fund includes provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or to change the composition of its Board.  Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund.  See "Certain Provisions of the Charter."

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of April 30, 2012

The following tables illustrate the anticipated reduction in Total Expenses expected as a result of the Reorganizations.  The table sets forth (i) the Total Expenses paid by each Fund for the 12-month period ended April 30, 2012, (ii) the pro forma Total Expenses for the Combined Fund, assuming all of the Reorganizations had taken place on April 30, 2012, (iii) the pro forma Total Expenses for the Combined Fund, assuming the Reorganizations of PSW and BPP into BTZ had taken place on April 30, 2012, and (iv) the pro forma Total Expenses for the Combined Fund, assuming only the Reorganization of PSY into BTZ had taken place on Apri 30, 2012.

The level of expense savings will vary depending on the combination of the proposed Reorganizations.  Because each of the Reorganizations may occur whether or not the other Reorganizations are approved, several combinations are possible and the pro forma effects on operating expenses for all possible combinations are not illustrated in the table below.  The scenarios presented below, however, capture the range of possible pro forma outcomes.  The Reorganizations of PSW and BPP into BTZ is expected to result in the lowest Total Expense Ratio of any of the possible combinations of Reorganizations. The Reorganization of only PSY into BTZ is expected to result in the highest Total Expense Ratio of any of the possible combinations of Reorganizations.  The most likely combination is the Reorganization of all of the Funds.

For the 12-month period ended April 30, 2012, the Total Expense Ratios of PSW, PSY, BPP, and BTZ were 1.20%, 1.17%, 1.13% and 1.17%, respectively.  The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.12% on a historical and pro forma basis for the 12-month period ended April 30, 2012, representing a reduction in the Total Expense Ratio for PSW, PSY, BPP, and BTZ of 0.08%, 0.05%, 0.01% and 0.05%, respectively, as a percentage of average net assets attributable to common shares.  However, based on projected expense information, PSY shareholders are not expected to experience significant expense savings, if any, as a result of the Reorganizations.  However, it is anticipated that shareholders of each Fund may benefit from certain potential intangible benefits associated with the Reorganizations (including as a result of the Combined Fund's larger size) as more fully discussed herein.  There can be no assurance that future expenses will not increase or that any expense savings will be realized.

	PSW	PSY	BPP	BTZ	Pro Forma Combined Fund (a) (All Funds)	Pro Forma Combined Fund (a) (PSY & BTZ)	Pro Forma Combined Fund (a) (PSW, BPP & BTZ)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares (b)	None	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None	None

Annual Total Expenses (as a percentage of a attributable to common shares)
Investment Management Fees	0.83%	0.85%	0.87%	0.90%	0.86%	0.87%	0.86%
Other Expenses (c)	0.21%	0.17%	0.14%	0.13%	0.12%	0.12%	0.11%
Interest Expense	0.16%	0.15%	0.12%	0.14%	0.14%	0.15%	0.14%
Total Annual Fund Operating Expenses (Excluding Interest Expense)	1.04%	1.02%	1.01%	1.03%	0.98%	0.99%	0.97%
Total Annual Fund Operating Expenses (Including Interest Expense)	1.20%	1.17%	1.13%	1.17%	1.12%	1.14%	1.11%
________________________
(a)	Assumes the Reorganization(s) had taken place on April 30, 2012.

(b)
No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganizations.  Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates.  Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)	Includes non-recurring expenses relating to professional services.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in PSW, PSY, BPP and the

Acquiring Fund without the Reorganization.  An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio (Including Interest Expenses) for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
PSW	$12	$38	$66	$145
PSY	$12	$37	$64	$142
BPP	$12	$36	$62	$137
BTZ	$12	$37	$64	$142
Pro Forma Combined Fund (All Funds)	$11	$36	$62	$136
Pro Forma Combined Fund (PSY into BTZ)	$12	$36	$63	$139
Pro Forma Combined Fund (PSW and BPP into BTZ)	$11	$35	$61	$135

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations.  The examples should not be considered a representation of past or future expenses or annual rates of return.  Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

PSW, BPP, and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations that are not reflected in "Other Expenses," including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

Because PSW, BPP, and the Acquiring Fund have already incurred expenses solely and directly attributable to the Reorganizations and because PSW, BPP, and the Acquiring Fund (and not the Investment Advisor) is responsible for paying those expenses, if such Fund's respective shareholders do not approve their Fund's respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material.

Based on projected expense information, PSY shareholders are not expected to experience significant expense savings, if any, as a result of the Reorganizations.  However, it is anticipated that shareholders of each Fund may benefit from certain potential intangible benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size) as more fully discussed herein.

The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $1,390,000 in the aggregate, of which $300,000 is estimated to be attributable to BPP, $240,000 is estimated to be attributable to PSW, $450,000 is estimated to be attributable to BTZ, and $400,000 is estimated to be attributable to PSY (which will be covered by the Investment Advisor).  The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.  Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

REASONS FOR THE REORGANIZATIONS

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Board Members”), has determined that each Reorganization would be in the best interests of the applicable Fund and that the interests of the existing shareholders of the applicable Fund would not be diluted with respect to net asset value as a result of the Reorganization.  The Board of each Fund approved its respective Reorganization and the Board of each Target Fund recommends that shareholders of such Target Fund approve its respective Reorganization.

The Board of each Fund considered its respective Reorganization over a series of meetings.  In preparation for meetings of the Boards held on July 27, 2012 (collectively, the “Meeting”) at which the Reorganizations were approved, the Investment Advisor provided the Boards with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.  The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including, but not limited to, the following:

•	potential for improved economies of scale and a lower total expense ratio;

•	alternatives to the Reorganizations for each Fund, if such Fund's Reorganization is not approved;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund's premium/discount to NAV;

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	consistency of portfolio management and portfolio composition;

•	potential for improved secondary market trading;

•	potential for operating and administrative efficiencies;

•	the anticipated tax-free nature of the Reorganization;

•	the potential effects on the Funds' capital loss carry-forwards;

•	the expected costs of the Reorganization;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates as a result of the Reorganizations.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio.  The Boards considered the fees and total expense ratios of each of the Funds (including estimated expenses of the Combined Fund after the Reorganizations).  It is anticipated that the Funds' shareholders will benefit from the Combined Fund's larger asset size as fixed costs are shared over a larger asset base.  As a result of the greater economies of scale from the larger asset size of the Combined Fund after the Reorganizations, the Boards noted that although the management fee of the Combined Fund would be higher than that of PSW and PSY prior to the Reorganizations, the total expense ratio of the Combined Fund (assuming all of the Reorganizations are consummated) is expected to be lower than that of each Fund prior to the Reorganizations.  The Boards also considered the potential benefits of a larger fund.

Alternatives to the Reorganizations.  The Boards noted that if the Reorganization of a Fund is not approved, the Investment Advisor may recommend alternative proposals to the Board of such Fund.

Potential Effects of the Reorganizations on Earnings and Distributions.  The Boards noted that the Combined Fund's earnings are expected to be comparable (i.e., the same or slightly lower or higher) or higher when compared with that of each Fund prior to the Reorganizations.  Consequently, the Combined Fund is expected to allow each Fund’s shareholders to maintain a distribution yield on NAV that is expected to be comparable to (i.e., the same or slightly lower or higher) or higher than the distribution yield for each of the Funds prior to the Reorganization, while offering such shareholders a comparable investment experience.

Potential Effects of the Reorganizations on Premium/Discount to NAV.  The Boards noted that the common shares of each Fund has historically fluctuated between a discount and a premium.  The Boards noted that to the extent PSW, PSY and BPP are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, PSW, PSY and BPP shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium.  The Boards also noted that to the extent PSW, PSY and BPP are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, PSW, PSY and BPP shareholders may be negatively impacted if the Reorganizations are consummated.  The Board of the Acquiring Fund noted that Acquiring Fund shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) improves.

Compatibility of the Investment Objectives, Policies and Related Risks.  The Boards noted that each Fund's shareholders will remain invested in a NYSE-listed, closed-end management investment company that will have substantially greater net assets and either the same or substantially similar (but not identical) investment objectives and policies and, as a result, the style and risk/return profile of the Acquiring Fund will remain comparable to those of each Target Fund shareholders' current investments, subject to the differences described in "Comparison of the Funds."  The Boards noted that the Acquiring Fund and BPP are each a non-diversified fund subject to non-diversification risk, while PSW and PSY are each a diversified fund.

Consistency of Portfolio Management and Portfolio Composition.  The Boards noted that each Fund has the same investment adviser, sub-adviser (except that the Acquiring Fund has an additional sub-adviser) and portfolio managers and that each Fund's shareholders will benefit from the continuing experience and expertise of the portfolio management team.  The Boards considered the portfolio composition of each Fund and the impact of the Reorganization on each Fund’s portfolio.  The Boards noted that it is not anticipated that there will be any significant disposition of the holdings in each Target Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Acquiring Fund and each Target Fund.

Potential for Improved Secondary Market Trading.  While it is not possible to predict trading levels at the time the Reorganizations close, the Boards considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better execution for Fund shareholders when purchasing or selling Fund shares and potential for improved premium/discount levels for the Combined Fund’s common shares.

Potential for Operating and Administrative Efficiencies.  The Boards noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, more favorable transaction terms, better trade execution, more consistent implementation of investment strategies, additional research coverage and greater liquidity.

The Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds in the market, including potential benefits from a more efficient secondary market and an increased focus by investors on the remaining funds in the market (including the Combined Fund), and fewer similar funds in the same fund complex, including potential benefits from the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization.  The Boards noted that it is anticipated that shareholders of the Funds will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional shares), as each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended.

Capital Loss Carry-Forwards Considerations.  The Boards considered that capital loss carry-forwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and, depending on which of the Reorganizations are consummated, potentially to the Acquiring Fund) will be subject to tax loss limitation rules by reason of such Fund undergoing an ownership change in the Reorganization.  The Boards also considered that the ability of each Fund to fully utilize its existing capital loss carry-forwards and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Expected Costs of the Reorganization.  The Boards considered the terms and conditions of each Reorganization Agreement, including the estimated costs associated with each Reorganization and the allocation of such costs among the Funds.  The Boards noted, however, that, assuming a Reorganization is consummated the Investment Advisor anticipated that the projected costs of such Reorganization may be recovered over time.  The Board of PSY noted that, based on projected expense information, PSY shareholders are not expected to experience significant expense savings, if any, as a result of the Reorganizations and that the Investment Advisor would bear all of PSY's costs associated with PSY's Reorganization.

Terms of the Reorganization and Impact on Shareholders.  The Boards noted that the aggregate net asset value of the shares of the Combined Fund that Target Fund shareholders will receive in the Reorganizations is expected to equal the aggregate net asset value (not the market value) of the Target Fund shares that Target Fund shareholders owned immediately prior to the Reorganizations, and the net asset value of Target Fund shares will not be diluted as a result of the Reorganizations.  No fractional common shares of the Acquiring Fund will be issued to shareholders in connection with the Reorganizations, and Target Fund shareholders will receive cash in lieu of such fractional shares.

Effect on Shareholder Rights.  The Boards noted that the Acquiring Fund and BPP are each organized as a Delaware statutory trust, while PSW and PSY are each organized as a Maryland corporation.  The Boards also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Potential Benefits to the Adviser and its Affiliates.  The Boards recognized that the Reorganizations may result in some benefits and economies for the Investment Advisor and its affiliates.  These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of a Target Fund as a separate Fund in the BlackRock closed-end fund complex.

Conclusion.  The Boards, including the Independent Board Members, approved each Reorganization, concluding that each Reorganization is in the best interests of the Acquiring Fund and the applicable Target Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of its respective Reorganization.  This determination was made on the basis of each Board Member's business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS

The Reorganizations seek to combine four funds that are either the same or substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies. The primary investment objective of PSW is to provide common shareholders with high current income. The primary investment objective of PSY is to provide common shareholders with current income. The secondary investment objective of both PSW and PSY is to provide common shareholders with capital appreciation. The investment objective of BPP is to seek high current income consistent with capital preservation. The investment objective of BTZ is to seek current income, current gains and capital appreciation.  Each Fund's investment objective is a fundamental policy and may not be changed without prior shareholder approval. The Funds have the same investment adviser. Each Fund seeks to achieve its investment objective(s) by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as "junk" bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities.

The Board of each Fund, including the Independent Board Members, has unanimously approved each Reorganization Agreement.  As part of a Reorganization, the applicable Target Fund will merge with and into the Merger Subsidiary, and such Target Fund will terminate its registration under the 1940 Act.  Following the Reorganizations, the Merger Subsidiary will dissolve under state law and be liquidated into the Acquiring Fund. The outstanding common shares of each Target Fund will be exchanged for newly-issued Acquiring Fund Shares, par value $0.001 per share.  The aggregate net asset value of Acquiring Fund Shares received by Target Fund shareholders in a Reorganization will equal the aggregate net asset value (not the market value) of such Target Fund common shares held by such Target Fund shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares).  The Acquiring Fund will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Boards have reviewed data presented by the Investment Advisor and believe that the Reorganizations generally would result in a reduced Total Expense Ratio for the Funds, as certain fixed administrative costs would be spread across the Combined Fund's larger asset base.  The Reorganizations of all of the Funds are expected to result in a lower Total Expense Ratio for shareholders of each Fund.  However, the level of expense savings will vary depending on the combination of the proposed Reorganizations.  To the extent that one or more of the Reorganizations is not completed, but the other Reorganization(s) are completed, any expected expense savings by the Combined Fund may be reduced.

The Acquiring Fund currently pays the Investment Advisor a monthly management fee of 0.65% of the Acquiring Fund's average weekly Managed Assets.

If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.62% of the Combined Fund's average weekly Managed Assets.

For the 12-month period ended April 30, 2012, the Total Expense Ratios of PSW, PSY, BPP and BTZ were 1.20%, 1.17%, 1.13% and 1.17%, respectively.  The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.12% on a historical and pro forma basis for the 12-month period ended April 30, 2012, representing a reduction in the Total Expense Ratio for PSW, PSY, BPP, and BTZ of 0.08%, 0.05%, 0.01% and 0.05%, respectively, as a percentage of average net assets attributable to common shares.  However, based on projected expense information, PSY shareholders are not expected to experience significant expense savings, if any, as a result of the Reorganizations.  However, it is anticipated that shareholders of each Fund may benefit from certain potential intangible benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size) as more fully discussed herein.

The table below shows the Total Expense Ratios on a historical and pro forma basis for (i) the Reorganizations of all the Funds, (ii) the Reorganization of PSW, BPP and BTZ, (iii) the Reorganization of only PSY and BTZ, each for the 12-month period ended April 30, 2012, and shows the projected reduction in the Total Expense Ratio of each Fund, each as a percentage of average net assets attributable to common shares.

	Pro Forma Combined Fund (All Funds)	Pro Forma Combined Fund (PSY & BTZ)	Pro Forma Combined Fund (PSW, BPP & BTZ)
Total Expense Ratios	1.12%	1.14%	1.11%
Change in PSW Total Expense Ratio	(0.08)%	-	(0.09)%
Change in PSY Total Expense Ratio	(0.05)%	(0.03)%	-
Change in BPP Total Expense Ratio	(0.01)%	-	(0.02)%
Change in BTZ Total Expense Ratio	(0.05)%	(0.03)%	(0.06)%

In approving the proposed Reorganizations, the Board of each Fund, including the Independent Board Members, determined that participation in the Reorganizations is in the best interests of each Fund and its shareholders and that the interests of each Fund's shareholders will not be diluted with respect to the net asset value of such Fund as a result of its Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the proposed Reorganizations.

The Boards of the Funds also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards' deliberations.  The Boards of the Funds, including all of the Independent Board Members, approved the Reorganization at a meeting held on July 27, 2012.

Considering these and other reasons, the Board of each Target Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Target Fund and its shareholders and that the interests of the shareholders of each Target Fund will not be diluted as a result of the Reorganizations. This determination was made on the basis of each Board Member's business judgment after consideration of all of the factors taken as a whole with respect to each Target Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. See "Reasons for the Reorganization."

If a Reorganization is not approved by a Target Fund's shareholders, such Target Fund will continue to operate for the time being as either a stand-alone Maryland corporation or a stand-alone Delaware statutory trust, as the case may be, and will continue to be advised by the Investment Advisor. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of such Target Fund. In the event the Acquiring Fund shareholders do not approve the issuance of Acquiring Fund Shares in connection with Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganizations by the other Funds.

The Target Fund Boards have determined that the Reorganizations are in the best interests of each Target Fund and the shareholders of each Target Fund and that the interests of such shareholders will not be diluted as a result of their Fund's Reorganization.  Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization.  As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization.  It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Target Fund Boards request that shareholders of each Target Fund approve their Fund’s proposed Reorganization at the Special Meeting to be held on Friday, November 2, 2012 at 9:00 a.m. (Eastern Time).

Shareholder approval of each of the PSW and PSY Reorganizations requires the affirmative vote by PSW and PSY shareholders, respectively, of a majority of the outstanding shares entitled to vote.

Shareholder approval of the BPP Reorganization requires the affirmative vote by BPP shareholders of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”), which means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.  For additional information regarding voting requirements, see "Voting Information and Requirements."

Subject to the requisite approval of the shareholders of each Target Fund with respect to each Reorganization, it is expected that the Closing Date will be after the close of business on or about December 7, 2012, but it may be at a different time as described herein.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The PSW Board recommends that shareholders of PSW vote "FOR" PSW's proposed Reorganization.

The PSY Board recommends that shareholders of PSY vote "FOR" PSY's proposed Reorganization.

The BPP Board recommends that shareholders of BPP vote "FOR" BPP's proposed Reorganization.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The structure, organization and investment policies of the Funds are substantially similar.  The primary investment objective of PSW is to provide common stockholders with high current income.  The primary investment objective of PSY is to provide common stockholders with current income.  The secondary investment objective of both PSW and PSY is to provide common stockholders with capital appreciation.  The investment objective of BPP is to seek high current income consistent with capital preservation.  The investment objective of the Acquiring Fund is to seek current income, current gains and capital appreciation.

Credit-Related Securities

Each of the Funds, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as "junk" bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities.

The Funds may invest in asset-backed securities.  Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments.  Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

The Funds may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Non-Investment Grade Securities

Under normal market conditions, each Fund may invest without limitation in securities rated below investment grade at the time of purchase.  However, it is anticipated, under current market conditions, that each Fund will have an average credit quality of at least investment grade.

Securities rated below investment grade include securities that are rated Ba or lower by Moody’s and BB or lower by S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality.  Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.  Securities rated C are generally regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade securities, though high yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The secondary market for lower grade securities may be less liquid than that of higher rated securities.  Adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in a Fund's relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.  To the extent that a Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective(s) will be more dependent on the Advisors’ credit analysis than would be the case when the Fund invests in rated securities.

Industry Concentration Policies

Currently, each of the Acquiring Fund and BPP invests at least 25% of its Managed Assets in the securities of companies principally engaged in financial services.  A company is ‘‘principally engaged’’ in financial services if it derives at least 50% of its consolidated revenues from providing financial services.  Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services.

PSW and PSY each has a similar policy with respect to the financial services sector.  Under normal circumstances, each of PSW and PSY will invest at least 25% of its total assets in the industries comprising the financial services sector.  For PSW and PSY, the companies in the financial services sector are companies principally engaged in financial services.  A company is principally engaged in financial services if it owns financial service related assets that constitute at least 50% of its revenue from providing financial services.

Each of PSW and PSY also has a policy restricting such Fund from investing 25% or more of its total assets in the utilities sector.  The Acquiring Fund and BPP do not have such a policy, but each Fund has a fundamental investment restriction restricting such Fund from investing more than 25% of its total assets in any one industry.

Non-U.S. Securities

Under normal market conditions, up to 35% of the Acquiring Fund's Managed Assets may be invested in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units.  The Acquiring Fund may also invest in non-U.S. securities of so-called emerging market issuers.  A company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.

PSW and PSY may invest without limitation in non-U.S. securities that are U.S. dollar denominated or provide for payment to the Fund in U.S. dollars.

BPP may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers that are traded or listed in U.S. markets including securities represented by American Depository Receipts.  BPP may invest no more than 10% of its Managed Assets in emerging markets securities.  The Acquiring Fund and the other Target Funds are not subject to this limitation.

Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Funds would be subject to additional risks with respect to its investments in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

For the Acquiring Fund, since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Illiquid Securities

The Acquiring Fund and BPP may invest up to 10% of their managed assets in illiquid securities.  PSW and PSY may invest in illiquid securities without limitation.

Short Sales

Each Fund may make short sales of securities.  However, the Acquiring Fund and BPP may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Acquiring Fund's total assets and BPP's Managed Assets, respectively, or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. Each Fund may also make short sales ‘‘against the box’’ without respect to such limitations.  In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.  A Fund may make short sales to strategic positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. Government securities or other liquid securities. A Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by a Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-Term Debt Securities; Temporary Defensive Position

During periods in which the Advisors determine that they are temporarily unable to follow a Fund’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments.

The Advisors’ determination that they are temporarily unable to follow a Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.  In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.  The Advisors currently anticipate that these are the only circumstances in which the Fund will invest in short-term debt securities.

Securities Lending and Delayed Settlement Transactions

Each Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income.  Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Leverage

Each Fund uses leverage to seek to obtain its investment objective.  The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements.  The Funds are permitted to issue senior securities representing indebtedness up to 33⅓% of their Managed Assets (each Fund’s net assets plus the proceeds of any outstanding borrowings used for leverage).  If the Funds segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation.  However, PSW and PSY each currently voluntarily limits its aggregate economic leverage to 50% of its Managed Assets, and the Acquiring Fund and BPP each currently voluntarily limits its aggregate economic leverage to 33⅓% of its Managed Assets.  As of April 30, 2012, the Funds had aggregate economic leverage from reverse repurchase agreements and/or borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
PSW	28%
PSY	27%
BPP	24%
BTZ	27%

In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments.  To the extent that the Managed Assets of each Fund are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.  However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates.  If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities.  If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates.  In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely.  Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope.  In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments.  In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates.  As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds and common shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Shareholders and may reduce income.

During periods in which a Fund is using leverage, the fees paid to the Advisors for advisory and sub-advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets (including leverage), including the proceeds from the issuance of preferred shares and other leverage.  Leverage involves greater risks.  A Fund's leveraging strategy may not be successful.

Certain types of borrowings may result in a Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  A Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisors from managing any Fund’s portfolio in accordance with that Fund’s investment objective and policies.

Each Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Reverse Repurchase Agreements.  Borrowings may be made by each Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act unless the Fund designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements. Each Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions.  Borrowings may be made by each Fund through dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

Preferred Shares.  Each Fund is able to issue preferred shares in an amount up to 50% of its Managed Assets.  The preferred shares would have complete priority upon distribution of assets over the common shares. Any issuance of preferred shares would leverage the common shares.  So long as a Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the leverage will cause you to receive a higher rate of income than if the Fund were not leveraged.

Under the 1940 Act, a Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets).  In addition, a Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value.  If preferred shares are issued, each Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%.  In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by a Fund and may also prohibit dividends and other distributions on the common shares in such circumstances.  In order to meet redemption requirements, a Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund.  Prohibitions on dividends and other distributions on the common shares could impair a Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).  If a Fund has preferred shares outstanding, two of the Fund’s board members will be elected by the holders of preferred shares voting separately as a class.  The remaining board members of a Fund will be elected by holders of common shares and preferred shares voting together as a single class.  In the event a Fund fails to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the board members of the Fund.

Interest Rate Transactions

The Funds may enter into interest rate swap or cap transactions.  Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Fund a variable rate payment on a notional amount that is intended to approximate the Fund’s variable rate payment obligation on any variable rate borrowing.  The payment obligation would be based on the notional amount of the swap.

Each Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.  Each Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.  Each Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Each Fund intends to designate on its books and records cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  Depending on the state of interest rates in general, a Fund’s use of interest rate swaps or caps could enhance or harm the overall performance or the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares.  In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid a Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. A Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that a Fund is contractually obligated to make. If the counterparty defaults, a Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on its preferred shares or interest payments on borrowing. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although this will not guarantee that the counterparty does not default, a Fund will not enter into an interest rate swap or cap transaction with any counterparty that BlackRock believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, BlackRock will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Funds’ investments.

In addition, at the time the interest rate swap or cap transaction reaches its schedule termination date, there is a risk that a Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

Early termination of a swap could result in termination payment by or to a Fund. An early termination of a cap could result in a termination payment to a Fund.

In addition, a Fund may use interest rate transactions in connection with the management of its portfolio securities.

Strategic Transactions

Each Fund may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and enhance total return.  Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors.  Although the Advisors seek to use the practices to further a Fund’s investment objective(s), no assurance can be given that these practices will achieve this result.

Each Fund may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps.  These derivative instruments may be transacted on an exchange or OTC.  Each Fund also may purchase derivative instruments that combine features of these instruments.  Collectively, all of the above are referred to as ‘‘Strategic Transactions.’’

Each Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Each Fund may use Strategic Transactions to enhance potential total returns although the Fund will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.  Certain provisions of the Code may also restrict or affect the ability of a Fund to engage in Strategic Transactions.  See Appendix D of the Statement of Additional Information for additional information regarding Strategic Transactions.

Financial Futures Contracts.  The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts. The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options. The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.  A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.  When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability).  The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that the Funds holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

Swaps. The Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, a Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearing-house reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the

Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps.  The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Interest rate swaps.  The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).  Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.  Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium.  In more complex swaps, the notional principal amount may decline (or amortize) over time.

Risks Associated with Strategic Transactions.  The ability to use Strategic Transactions successfully depends on the Advisors’ ability predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured.  Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.  Additionally, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The principal risks relating to the use of Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in a Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used.

Strategic Transactions are also subject to counterparty risk.  The Funds' maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.  For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts.  Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty.  Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement ("ISDA Master Agreement") implemented between a Fund and each of its respective counterparties.  An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held.  The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000.  To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements and loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

The Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.  Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

There is no assurance that Strategic Transactions will be available at any time or that the Investment Advisors will determine to use them for hedging or risk management purposes or, if used, that the strategies will be successful.  A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

Other Investment Policies

See "Investment Objectives and Policies of the Funds—Other Investment Policies" in the Statement of Additional Information for a discussion of the Funds' other investment policies.

COMPARISON OF THE FUNDS

Investment Objectives

The Funds have substantially similar (but not identical) investment objectives. The primary investment objective of PSW is to provide common stockholders with high current income. The primary investment objective of PSY is to provide common stockholders with current income.  The secondary investment objective of both PSW and PSY is to provide common stockholders with capital appreciation.  The investment objective of BPP is to seek high current income consistent with capital preservation. The investment objective of BTZ is to seek current income, current gains and capital appreciation.

Investment Strategies and Restrictions

The Funds have the same or substantially similar (but not identical) investment strategies and restrictions.  A comparison of the significant investment strategies and operating policies used by the Funds is set forth in the table below.  The investment strategies and significant operating policies of the Combined Fund will be those of the Acquiring Fund.

Each of PSW and PSY is a Maryland corporation and a diversified investment management company registered under the 1940 Act, while each of BPP and the Acquiring Fund is a Delaware statutory trust and a non-diversified investment management company registered under the 1940 Act.  As a "non-diversified" investment management company, the Acquiring Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer.  However, each Fund's investments will be limited so as to qualify the Fund as a "regulated investment company" for purposes of Federal tax laws.  Requirements for qualification include limiting its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in (A) the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies), (B) the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or (C) the securities of one or more qualified publicly traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies).  A fund that is classified as "diversified" under the 1940 Act (i.e., PSW and PSY) must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.  To the extent that the Acquiring Fund assumes large positions in the securities of a small number of issuers, the Acquiring Fund's net asset value may fluctuate to a greater extent than that of PSW and PSY as a result of changes in the financial condition or in the market's assessment of the issuers.

PSW	PSY	BPP	BTZ
Credit-Related Securities Same as BTZ	Credit-Related Securities Same as BTZ	Credit-Related Securities Same as BTZ
Credit-Related Securities

Under normal market conditions, the Fund will invest at least 80% of its total assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds, bank loans, preferred securities or convertible bonds or

PSW	PSY	BPP	BTZ
derivatives with economic characteristics similar to these credit-related securities (the “80% Policy”).
Investment Grade Policy Same as BTZ	Investment Grade Policy Same as BTZ	Investment Grade Policy Same as BTZ	Investment Grade Policy Under normal market conditions, the Fund may invest without limitation in securities rated below investment grade at the time of purchase.
Industry Concentration*

• Under normal circumstances, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector.

• The companies in the financial services sector are companies principally engaged in financial services.  A company is principally engaged in financial services if it owns financial service related assets that constitute at least 50% of its revenue from providing financial services.

• The Fund also may emphasize investments in the industries comprising the utilities sector; however, the Fund will not invest 25% or more of its total

	Industry Concentration* Same as PSW	Industry Concentration* Same as BTZ
Industry Concentration*

• The Fund will invest at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services.

• A company is ‘‘principally engaged’’ in financial services if it derives at least 50% of its consolidated revenues from providing financial services.

_________________________
*See Proposal 3, which proposes the removal of the financial sector concentration policy.

PSW	PSY	BPP	BTZ
assets in any one of the industries comprising the utilities sector.
Non-U.S. Securities

• The Fund may invest without limitation in securities of issuers domiciled outside the United States that are U.S. dollar denominated investments or otherwise provide for payment to the Fund in U.S. dollars.

Non-U.S. Securities Same as PSW
Non-U.S. Securities

• The Fund may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers that are traded or listed in U.S. markets.  For purposes of this 35% limitation, non-U.S. securities include securities represented by American Depository Receipts.

• The Fund may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries.

• The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe, but if it did, may invest no more than 10% of its managed assets in emerging markets securities.

Non-U.S. Securities

• Under normal market conditions, the Fund may invest up to 35% of its Managed Assets in non-U.S. securities.  Non-U.S. securities may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational current units.

• The Fund may invest in non-U.S. securities of so-called emerging market issuers.

• For purposes of the Fund, a company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.

PSW	PSY	BPP	BTZ
Common Stock Same as BTZ	Common Stock Same as BTZ	Common Stock Same as BTZ	Common Stock The Fund may invest in common stocks, subject to the 80% Policy.
Illiquid Securities The Fund may invest in preferred securities, debt securities and other securities that lack a secondary trading market or are otherwise considered illiquid.	Illiquid Securities Same as PSW	Illiquid Securities Same as BTZ	Illiquid Securities The Fund may invest up to 10% of its managed assets in illiquid securities
Defensive Measures

The Fund for temporary defensive purposes may invest up to 100% of its total assets in securities issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other debt securities deemed by the Investment Advisor to be consistent with a defensive posture, or may hold its assets in cash.

	Defensive Measures Same as PSW	Defensive Measures Substantially the same as BTZ	Defensive Measures For temporary defensive purposes or to keep cash on hand, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term debt securities.
Leverage The Fund may not issue senior securities or borrow money other than as	Leverage • The Fund may not issue senior securities or borrow money except as permitted	Leverage • The Fund may not issue senior securities or borrow money other than as	Leverage • The Fund may not issue senior securities or borrow money other than as

PSW	PSY	BPP	BTZ
permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law.

● The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Advisor, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

● The Fund currently voluntarily limits its aggregate economic leverage to 50% of its Managed Assets.

by Section 18 of the1940 Act.

● The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Advisor, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

● The Fund currently voluntarily limits its aggregate economic leverage to 50% of its Managed Assets.

permitted by the 1940 Act.

● The Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine.

● The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

● The Fund currently voluntarily limits its aggregate economic leverage to 33⅓% of its Managed Assets.

permitted by the 1940 Act.

● The Fund may also borrow money as a temporary
measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

● The Fund currently voluntarily limits its aggregate economic leverage to 33⅓% of its Managed Assets.

Reverse Repurchase Agreements Same as BTZ	Reverse Repurchase Agreements Same as BTZ	Reverse Repurchase Agreements Same as BTZ	Reverse Repurchase Agreements The Fund may engage in reverse repurchase agreements.

PSW	PSY	BPP	BTZ
When-Issued and Forward Commitment Securities Same as BTZ	When-Issued and Forward Commitment Securities Same as BTZ	When-Issued and Forward Commitment Securities Same as BTZ	When-Issued and Forward Commitment Securities The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis.
Options	Options	Options	Options

• The Fund may purchase call options on any of the types of securities in which it may invest.  The Fund also may purchase and sell call options on indices.

• The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options.

• The Fund is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Fund.

• The Fund is authorized to purchase put options.  The Fund may also purchase uncovered put options.

• The Fund also has authority to write (i.e., sell) put options

Same as PSW

• The Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the-counter markets.

• All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements).

• As with calls, the Fund may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio).

• The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential

• The Fund may purchase call options on any of the types of individual securities, indices or instruments in which it may invest.

• The Fund is also authorized to write (i.e., sell) covered call options on the individual securities, indices or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options.

• The Fund also is authorized to write (i.e., sell) uncovered call options on individual securities, indices or instruments in which it may invest but that are not currently held by the Fund.

• The Fund is authorized to purchase put options.  The Fund also may

PSW	PSY	BPP	BTZ
on the types of securities that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments.  The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

• The Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral.

• The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

obligation under its hedging and other investment transactions.
purchase uncovered put options.

• The Fund has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to cover its potential obligations under the put options and under any other transactions (excluding calls) that would be treated as senior securities under the 1940 Act.

• The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral.

PSW	PSY	BPP	BTZ
Interest Rate Transactions Same as BTZ	Interest Rate Transactions Same as BTZ	Interest Rate Transactions Same as BTZ	Interest Rate Transactions The Fund may engage in interest rate swap, cap or floor transactions.
Credit Derivatives

• The Fund may enter into credit default swap agreements.

• The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Advisor to be equivalent to such rating.

	Credit Derivatives Same as PSW	Credit Derivatives Same as BTZ	Credit Derivatives The Fund may engage in credit derivative transactions.
Futures The Fund is authorized to engage in transactions in financial futures contracts and related options on such futures contracts.	Futures Same as PSW	Futures Same as BTZ
Futures

The Fund may enter into futures contracts of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. Government debt securities or options on the above.

Short Sales The Fund may make short sales of securities. The Fund also may make short	Short Sales Same as PSW	Short Sales Substantially the Same as BTZ	Short Sales The Fund may make short sales of securities. The Fund will not make a short

PSW	PSY	BPP	BTZ
sales “against the box.”
sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

• The Fund may also make short sales ''against the box'' without respect to such limitations.

Securities Lending Same as BTZ	Securities Lending Same as BTZ	Securities Lending Same as BTZ	Securities Lending The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33⅓% of the value of the Fund’s total assets (including such loans).
Indexed and Inverse Floating Obligations

The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities.  The Fund also may invest in securities whose return is inversely related to changes in an interest rate.

	Indexed and Inverse Floating Obligations Same as PSW	Indexed and Inverse Floating Obligations No Stated Policy	Indexed and Inverse Floating Obligations No Stated Policy

The Funds' investment restrictions differ in some respects, as discussed below. The fundamental investment restrictions of each Fund may not be changed without the approval of the holders of a majority of the outstanding common shares of that Fund. (For this purpose and under the 1940 Act, "majority" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).  The following investment restrictions of the Acquiring Fund will apply to the Combined Fund.  Under its fundamental investment restrictions, the Acquiring Fund may not:

1) invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that the Fund will invest 25% or more of its total assets in securities of issuers in the financial services sector; provided, further, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agents or instrumentalities;

2) issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities or the entry into repurchase agreements;

4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter;

5) purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets; or

6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the ''CFTC'') as a commodity pool.

Each Fund's shareholders separately are being asked to remove the same or substantially similar references to the financial sector concentration requirements in (1).  See "Proposals 3: Removal of Financial Sector Concentration Policies."

Additional investment restrictions adopted by the Acquiring Fund, which may be changed by its Board without shareholder approval, provide that the Acquiring Fund may not:

A) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales ''against the box'' without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

B) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any rules promulgated or exemptive relief obtained thereunder. As a shareholder in any investment company, the Fund may bear its ratable share of that investment company's expenses, and may remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares; and

C) under normal market conditions, invest at least 80% of its total assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds, bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities.

In addition, to comply with U.S. federal tax requirements for qualification as a regulated investment company, the Acquiring Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Acquiring Fund's total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Acquiring Fund and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more ''qualified publicly traded partnerships'' (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the ''Code'')) and (b) with regard to at least 50% of the value of the Acquiring Fund's total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the board members to the extent appropriate in light of changes to applicable tax requirements.

Each Target Fund's fundamental and non-fundamental investment restrictions are substantially similar to the Acquiring Fund's fundamental and non-fundamental investment restrictions described above, subject to the differences noted below.

•
PSW and PSY each have a fundamental investment restriction providing that such Fund will not make any investment inconsistent with the Fund’s classification as a diversified company.  The Acquiring Fund and BPP are non-diversified investment companies; thus, the Acquiring Fund and BPP do not have this investment restriction.

•
PSW and PSY each have a fundamental investment restriction providing that such Fund will not make any investment for the purpose of exercising control or management.  BPP has a substantially similar non-fundamental investment restriction.  The Acquiring Fund is not subject to this investment restriction.

•
PSW and PSY each have a non-fundamental investment restriction providing that such Fund will not mortgage, pledge, hypothecate or transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with the issuance of senior securities, as permitted by Section 18 of the 1940 Act, or in connection with transactions permitted by such Fund’s investment policies.  The Acquiring Fund has a fundamental investment restriction providing that it will not pledge its assets other than to secure issuances of senior securities or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies. BPP is not subject to this investment restriction

•
PSW and PSY each have a non-fundamental investment restriction providing that such Fund may not purchase any securities on margin, except with the clearance of purchases and sales of portfolio securities.  The Acquiring Fund and BPP are not subject to this investment restriction.

•
The Acquiring Fund and BPP each have a non-fundamental investment restriction providing that such Fund may not make any short sale of securities if the market value of all securities sold short exceeds 25% of the value of the Fund’s total assets (managed assets for BPP) or the Fund’s aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class.  PSW and PSY are not subject to this investment restriction.

The percentage limitations applicable to the Funds' portfolio described in the prospectus and this Joint Proxy Statement/Prospectus apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities, and the Funds are not required to sell securities due to subsequent changes in the value of securities it owns.

Any policies of the Acquiring Fund not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without shareholder approval.

MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Board Members, a brief biography for each Board Member and additional information relating to the Boards are included in the Statement of Additional Information.

The Advisors

BlackRock Advisors, LLC acts as the investment adviser for each Fund. PSW and PSY each pays the Investment Advisor a monthly management fee of 0.60% based on an aggregate of (i) the Fund's average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.  "Net Assets" means the total assets of the Fund minus the sum of the accrued liabilities.  The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's Net Asset Value.

BPP and BTZ each pays the Investment Advisor a monthly management fee of 0.65% based on the Fund's average weekly Managed Assets.  ‘‘Managed Assets’’ means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.62% of the Combined Fund's average weekly Managed Assets

BlackRock Financial Management, Inc. acts as the sub-advisor for each Fund and BlackRock Investment Management, LLC also acts as the sub-advisor for BTZ (each, a "Sub-Advisor" and together with the Investment Advisor, the "Advisors").  BlackRock Advisors, LLC and each Fund has entered into a separate sub-advisory agreement with each Sub-Advisor under which the BlackRock Advisors, LLC pays the Sub-Advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to BlackRock Advisors, LLC.

A discussion regarding the basis for the approval of the Investment Management Agreement and the Sub-Investment Advisory Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund's most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

BlackRock Advisors, LLC, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Sub-Advisor, located at 55 East 52nd Street, New York, New York 10055, are wholly owned subsidiaries of BlackRock, Inc. ("BlackRock"). BlackRock is one of the world's largest publicly-traded investment management firms. As of June 30, 2012, BlackRock's assets under management were approximately $3.560 trillion.  BlackRock has over 20 years of experience managing closed-end products and, as of June 30, 2012 advised a registered closed-end family of 92 exchange-listed active funds with approximately $42.7 billion in assets. In addition, BlackRock advised six non-exchange-listed closed-end funds with approximately $303.8 million in assets.

BlackRock offers products that span the risk spectrum to meet clients' needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of June 30, 2012, the firm has approximately 9,900 employees in 27 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

The Investment Advisor serves as the investment adviser for each of the Funds and is expected to continue to serve as investment adviser for the Combined Fund.  Each Fund is managed by a team of investment professionals comprised of Jeffrey Cucunato, Managing Director at BlackRock, Mitchell S. Garfin, Managing

Director at BlackRock, and Stephan Bassas, Director at BlackRock.  Each is a member of BlackRock's Corporate Credit Group within BlackRock's Fundamental Fixed Income portfolio management group.  Each is jointly responsible for the day-to-day management of each Fund's portfolio, which includes setting each Fund's overall investment strategy, overseeing the management of each Fund and/or selection of its investments.  Messrs. Cucunato, Bassas and Garfin have been members of each Fund’s portfolio management team since 2011.

Mr. Cucunato has held several key roles at BlackRock.  Prior to joining the corporate bond team, Mr. Cucunato focused on interest rate products, including government and agency securities.  He was also involved in the day-to-day management of BlackRock's inflation-linked bond portfolios.  He began his career at BlackRock in 1995 as an analyst in the Global Client Group, working with international clients and alternative investments, and became a portfolio manager in 1997.  Mr. Cucunato earned a BA degree, cum laude, in history from Dartmouth College in 1995.

Mr. Garfin joined BlackRock in 1997 as an analyst in the Account Management Group working with taxable financial institutional clients.  He joined the Portfolio Management Group in 2000 as a credit research analyst and in 2005 moved to portfolio management.  Mr. Garfin moved to his current role in 2007.  Mr. Garfin earned a BBA degree, with distinction, in finance from the University of Michigan in 1997, and an MBA degree in finance and economics from New York University's Stern School of Business in 2005.

Mr. Bassas' service with the firm dates back to 2000, including his years with Merrill Lynch Investment Managers ("MLIM"), which merged with BlackRock in 2006.  At MLIM, Mr. Bassas managed European corporate bond portfolios.  Prior to joining MLIM in 2000, Mr. Bassas worked as a portfolio manager and asset swap proprietary trader for Paribas Asset Management and Paribas Capital Markets in Luxembourg and London.  Mr. Bassas earned an MBA degree from the University of Lyon, France in 1993 and attended the Investment Management Program at the London Business School in 2000.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Advisors may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Advisors, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified brokerage firms. None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Legal Proceedings

On July 29, 2010, the Investment Advisor announced that a derivative complaint had been filed by Roy Curbow and other plaintiffs, including shareholders of PSY and BTZ on July 27, 2010 in the Supreme Court of the State of New York, New York County.  The complaint names the Investment Advisor, BlackRock, Inc. and certain of the directors/trustees, officers and portfolio managers of PSY and BTZ as defendants.  The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to PSY and BTZ and their common shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference.  The complaint seeks unspecified damages for losses purportedly suffered by PSY and BTZ as a result of the prior redemptions and injunctive relief preventing PSY and BTZ from redeeming AMPS at their liquidation preference in the future.  On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court.  The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint.  On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint.  Defendants moved to dismiss the Consolidated Shareholder Derivative Complaint on July 20, 2012.  The Investment Advisor, BlackRock, Inc. and the other defendants named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On November 15, 2010, the Investment Advisor announced the intention to redeem all of the outstanding AMPS issued by five of its taxable closed-end funds: PSW, PSY, BPP, BTZ, and BGT.  All such outstanding AMPS were subsequently redeemed.  The redemptions encompass all remaining taxable AMPS issued by BlackRock closed-end funds and total approximately $569 million.  The AMPS were redeemed with available cash or proceeds from reverse repurchase agreement financing or a credit facility on a fund-by-fund basis and, in each case, the refinancing resulted in a lower cost of financing for each fund under then-existing market conditions.

In exchange for the shareholder plaintiff's agreement to withdraw a previously filed motion for preliminary injunction enjoining any further redemptions of AMPS, each of these funds agreed to provide the plaintiffs in those actions with 30 days prior notice of any additional redemptions.  On November 24, 2010, the Investment Advisor announced that counsel for the plaintiffs filed a motion for a preliminary injunction enjoining PSY and BTZ from redeeming outstanding AMPS pending final resolution of the underlying shareholder derivative suit. On December 23, 2010, the court denied plaintiffs’ motion for a preliminary injunction.

On June 3, 2011, a putative class action lawsuit was brought by Hinda Wachtel against PSY, certain former and current directors of PSY, BlackRock, Inc., and certain other financial institutions in the Circuit Court for Baltimore City.  The complaint alleges that the redemptions at par of certain AMPS issued by PSY constituted a breach of the fiduciary duties purportedly owed to the common shareholders of PSY; that PSY allegedly aided and abetted breaches of fiduciary duties by the directors; and that PSY, BlackRock, Inc., and others were unjustly enriched.  The Complaint requests a declaratory judgment that PSY aided and abetted breaches of fiduciary duties by the directors and that PSY, BlackRock, Inc. and certain other financial institutions were unjustly enriched; seeks to enjoin BlackRock, Inc. from serving as investment adviser to PSY or otherwise earning fees for services rendered to PSY; and claims unquantified damages, attorneys' fees, interest and punitive damages.  On June 5, 2012, the plaintiff voluntarily dismissed the complaint without prejudice.

On June 9, 2011, a putative class action lawsuit was brought by Sydell Protas against BTZ, certain former and current trustees of BTZ, BlackRock, Inc., and certain other financial institutions, in the Court of Chancery of the State of Delaware.  On August 31, 2011, Plaintiff filed an "Amended Verified Derivative and Class Action Complaint" (the "Amended Complaint"), which purports to assert certain of the claims derivatively on behalf of BTZ and certain of the claims directly as class claims.  The Amended Complaint alleges that the redemptions at par of certain AMPS issued by BTZ constituted a breach of the fiduciary duties purportedly owed to the common shareholders of BTZ; that BTZ allegedly aided and abetted breaches of fiduciary duties by the trustees; and that BTZ, BlackRock, Inc., and others were unjustly enriched.  The Amended Complaint requests a declaratory judgment that BTZ aided and abetted breaches of fiduciary duties by the trustees and that BTZ, BlackRock, Inc. and certain other financial institutions were unjustly enriched; seeks to enjoin BlackRock, Inc. from serving as investment adviser to BTZ or otherwise earning fees for services rendered to BTZ; and claims unquantified damages, attorneys' fees, interest and punitive damages.  On May 4, 2012, the court dismissed the Amended Complaint with prejudice.  On June 4, 2012, the Plaintiff appealed the Delaware Chancery Courts decision to the Delaware Supreme Court.  On July 23, 2012, the Plaintiff voluntarily dismissed her appeal.

 Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Investment Advisor	BlackRock Advisors, LLC
Sub-Advisor	BlackRock Financial Management, Inc. BlackRock Investment Management, LLC*
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company N.A.
Accounting Services Provider	State Street Bank and Trust Company
Independent Registered Public Accounting Firm
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP

Service	Service Providers to the Funds
Counsel to the Independent Board Members	Debevoise & Plimpton LLP
_____________________
*	Sub-Advisor only to the Acquiring Fund

All securities owned by each Fund and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 1 Lincoln Street, Boston Massachusetts 02111, as custodian.  Computershare Trust Company N.A. 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund's transfer agent with respect to each Fund's common shares.

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of the Funds as of April 30, 2012 and the pro forma capitalization of the Combined Fund as if the proposed Reorganizations of all of the Funds had occurred on that date, as if the proposed Reorganization of only PSY into BTZ had occurred on that date and as if the proposed Reorganizations of PSW and BPP into BTZ had occurred on that date.

Capitalization as of April 30, 2012 (Unaudited)

Reorganization of All the Funds

	BTZ	PSW	PSY	BPP	Adjustments	Pro forma Combined Fund (All Funds)
Net assets (a)	$748,315,500	$111,635,672	$476,527,034	$230,722,424	$(990,000)(b)	$1,566,210,630
Common Shares Outstanding	51,828,157	10,311,941	40,807,418	18,467,785	(12,874,635)(c)	108,540,666
Net asset value	$14.44	$10.83	$11.68	$12.49		$14.43
______________________
(a)	Based on the number of outstanding common shares listed in "Outstanding Common Shares as of April 30, 2012" table below.

(b)
Reflects non-recurring aggregate estimated reorganization expenses of $990,000 of which $450,000 was attributable to BTZ, $240,000 was attributable to PSW, and $300,000 was attributable to BPP. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to BTZ, PSW and BPP's participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Advisor recommended, and the Boards have approved, that BTZ, PSW and BPP be responsible for its own Reorganization expenses. See "Reasons for the Reorganizations." The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments of 2,592,061 for PSW shares of common stock, 7,783,403 for PSY shares of common stock and 2,499,171 for BPP shares of common stock due to differences in per share NAV.

Reorganization of PSY and BTZ

	BTZ	PSY	Adjustments	Pro forma Combined Fund (PSY & Acquiring Fund)
Net assets (a)	$748,315,500	$476,527,034	$(450,000) (b)	$1,224,392,534
Common Shares outstanding	51,828,157	40,807,418	(7,783,403) (c)	84,852,172
Net asset value	$14.44	$11.68		$14.43

(a)	Based on the number of outstanding common shares listed in "Outstanding Common Shares as of April 30, 2012" table below.

(b)
Reflects non-recurring aggregate estimated reorganization expenses of $450,000 attributable to BTZ. Because of the expected benefits outlined above for BTZ, and because, over time, the savings attributable to BTZ's participation in the Reorganization outweigh the costs associated with such Reorganization, the Investment Advisor recommended, and the Boards have approved, that BTZ be responsible for its own Reorganization expenses. See "Reasons for the Reorganizations." The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments due to differences in per share NAV.

Reorganization of PSW and BPP into BTZ

	BTZ	PSW	BPP	Adjustments	Pro forma Combined Fund (PSW, BPP & Acquiring Fund)
Net assets (a)	$748,315,500	$111,635,672	$230,722,424	$(990,000)(b)	$1,089,683,596
Common Shares outstanding	51,828,157	10,311,941	18,467,785	(5,091,232)(c)	75,516,651
Net asset value	$14.44	$10.83	$12.49		$14.43

(a)	Based on the number of outstanding common shares listed in "Outstanding Common Shares as of April 30, 2012" table below.

(b)
Reflects non-recurring aggregate estimated reorganization expenses of $990,000 of which $450,000 was attributable to BTZ, $240,000 was attributable to PSW and $300,000 was attributable to BPP, respectively. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund's participation in the Reorganization outweigh the costs associated with such Reorganization, the Investment Advisor recommended, and the Boards have approved, that each Fund be responsible for its own Reorganization expenses. See "Reasons for the Reorganizations." The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board as payable to holders of the Fund's common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund's charter.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer.  Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Common Shares as of April 30, 2012

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
PSW	Common Shares	199,994,540	None	10,311,941
PSY	Common Shares	199,978,000	None	40,807,418
BPP	Common Shares	Unlimited	None	18,467,785
BTZ	Common Shares	Unlimited	None	51,828,157

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund's two most recent fiscal years and each full quarter since the beginning of each Fund's current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

PSW	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
April 30, 2012	$10.28	$9.79	$10.88	$10.64	(5.08)%	(8.99)%
January 31, 2012	$9.81	$8.90	$10.64	$10.06	(7.80)%	(13.23)%
October 31, 2011	$9.41	$8.59	$10.88	$9.88	(9.15)%	(18.05)%
July 31, 2011	$9.47	$9.24	$10.90	$10.59	(11.63)%	(14.42)%
April 30, 2011	$9.28	$8.97	$10.80	$10.43	(13.17)%	(15.09)%
January 31, 2011	$9.83	$8.70	$10.85	$10.24	(8.59)%	(15.04)%
October 31, 2010	$9.92	$9.49	$10.90	$10.40	(7.50)%	(10.87)%
July 31, 2010	$9.54	$8.64	$10.46	$9.91	(7.74)%	(17.40)%
April 30, 2010	$9.36	$8.34	$10.40	$9.57	(8.81)%	(14.29)%
January 31, 2010	$8.70	$8.00	$9.78	$9.22	(9.46)%	(14.89)%

PSY	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
April 30, 2012	$10.80	$10.34	$11.70	$11.46	(6.98)%	(10.17)%
January 31, 2012	$10.44	$9.42	$11.46	$10.84	(8.22)%	(14.06)%
October 31, 2011	$10.20	$9.16	$11.66	$10.61	(10.61)%	(15.95)%
July 31, 2011	$10.30	$9.96	$11.72	$11.41	(10.20)%	(13.65)%
April 30, 2011	$10.08	$9.61	$11.63	$11.25	(12.81)%	(15.34)%
January 31, 2011	$10.60	$9.39	$11.70	$11.01	(8.23)%	(14.87)%
October 31, 2010	$10.67	$10.21	$11.69	$11.16	(6.28)%	(11.22)%
July 31, 2010	$10.37	$9.24	$11.37	$10.75	(7.67)%	(18.30)%
April 30, 2010	$10.46	$9.71	$11.35	$10.51	(2.35)%	(9.20)%
January 31, 2010	$10.17	$8.85	$10.66	$9.91	(4.24)%	(12.12)%

BPP	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
April 30, 2012	$11.43	$11.11	$12.55	$12.27	(8.29)%	(10.36)%
January 31, 2012	$11.09	$10.05	$12.27	$11.58	(8.96)%	(13.88)%
October 31, 2011	$10.86	$9.79	$12.54	$11.35	(11.18)%	(17.60)%
July 31, 2011	$10.97	$10.66	$12.62	$12.26	(11.40)%	(14.75)%
April 30, 2011	$10.75	$10.30	$12.51	$12.05	(13.46)%	(15.62)%
January 31, 2011	$11.27	$10.11	$12.50	$11.79	(8.62)%	(14.52)%
October 31, 2010	$11.42	$10.84	$12.52	$11.90	(6.79)%	(10.38)%
July 31, 2010	$10.80	$9.70	$11.95	$11.35	(8.12)%	(18.14)%
April 30, 2010	$10.83	$10.14	$11.95	$11.20	(6.53)%	(10.92)%
January 31, 2010	$10.53	$9.93	$11.38	$10.92	(5.24)%	(10.70)%

BTZ	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
April 30, 2012	$13.27	$12.87	$14.51	$14.20	(7.67)%	(10.00)%
January 31, 2012	$12.92	$11.79	$14.20	$13.37	(8.69)%	(13.95)%
October 31, 2011	$12.50	$11.26	$14.47	$13.10	(10.94)%	(17.82)%
July 31, 2011	$12.74	$12.30	$14.54	$14.13	(11.28)%	(14.38)%
April 30, 2011	$12.36	$11.95	$14.41	$13.92	(13.15)%	(15.49)%
January 31, 2011	$13.18	$11.72	$14.56	$13.69	(8.22)%	(14.96)%
October 31, 2010	$13.37	$12.52	$14.71	$13.94	(6.14)%	(11.47)%
July 31, 2010	$12.66	$11.57	$14.01	$13.17	(8.04)%	(16.32)%
April 30, 2010	$12.63	$11.41	$13.97	$12.89	(8.01)%	(12.57)%
January 31, 2010	$11.86	$10.91	$13.23	$12.55	(10.29)%	(14.61)%

As of April 30, 2012, the net asset value per common share of BTZ was $14.44 and the market price per common share was $13.26, representing a discount to net asset value of (8.17)%, the net asset value per common share of PSW was $10.83 and the market price per common share was $10.08, representing a discount to net asset value of (6.93)%, the net asset value per common share of PSY was $11.68 and the market price per common share was $10.79, representing a discount to net asset value of (7.62)%, and the net asset value per common share of BPP was $12.49 and the market price per common share was $11.43, representing a discount to net asset value of (8.49)%.  For the periods shown in the tables above, common shares of BTZ, PSW, PSY and BPP traded at a discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund's past performance does not necessarily indicate how its common shares will perform in the future.

Average Annual Total Returns as of April 30, 2012

Fund	Trailing 12-month Distribution Yield based on April 30, 2012 NAV	One Year ended April 30, 2012 based on NAV	One Year ended April 30, 2012 based on Market Price	Life of Fund ended April 30, 2012 based on NAV	Life of Fund ended April 30, 2012 based on Market Price	Inception Date
PSW	6.11%	7.98%	16.86%	(0.05)%	(1.39)%	08/01/03
PSY	5.93%	7.55%	14.64%	1.20%	(0.19)%	03/28/03
BPP	5.67%	6.72%	13.67%	1.92%	0.43%	02/28/03
BTZ	6.15%	7.59%	15.19%	0.82%	(1.63)%	12/27/06

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policies of the Target Funds are substantially the same as those of the Acquiring Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of the Fund’s common shares. The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Fund among its stockholders on a pro rata basis in the year for which such capital gains and other income are realized.

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund’s earnings and profits (as determined for U.S. federal income tax purposes), if any, for the relevant fiscal year and its previously undistributed earnings and profits from prior years, if any. In such situations, the amount by which the Acquiring Fund’s total distributions exceed its earnings and profits generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Acquiring Fund’s net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof and the movement of interest rates for debt securities. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the Target Funds or the Acquiring Fund if the Reorganizations were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Acquiring Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Acquiring Fund during that month. Undistributed earnings will increase the Acquiring Fund’s net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Acquiring Fund’s net asset value. Holders of the Acquiring Fund’s common shares will automatically have all dividends and distributions reinvested in common shares issued by the Acquiring Fund or common shares of the Acquiring Fund purchased in the open market in accordance with the Acquiring Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund’s common shares may be reinvested automatically in the Acquiring Fund’s common shares, see “Automatic Dividend Reinvestment Plan” as follows.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The automatic dividend reinvestment plan (the “Plan”) of the Acquiring Fund will be the automatic dividend reinvestment plan of the Combined Fund. The automatic dividend reinvestment plan of each Target Fund is the same as the Acquiring Fund’s Plan. Shareholders of the Acquiring Fund are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), agent for shareholders in administering the Plan, in the Acquiring Fund’s Shares. Shareholders who do not participate in the Plan receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

After the Acquiring Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”), or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Combined Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date. Additionally, the Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends are paid by the Acquiring Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. Participants should consult their own tax advisors regarding the U.S. federal income tax consequences of the automatic reinvestment of dividends and distributions, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

The Acquiring Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in its Plan; however, the Acquiring Fund reserves the right to amend its Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., through the internet at www.computershare.com/investor, by calling 1-800-699-1236 or in writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.

All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund's charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.  This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of each of BPP and BTZ is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each annual meeting, one class of trustees is elected to a three-year term.  This provision could delay for up to two years the replacement of a majority of the Board of each of BPP and BTZ.  The Boards of PSW and PSY are not classified.  With respect to BPP and BTZ, a director may only be removed from office for cause and only by action taken by the holders of at least 75% of the shares of capital stock entitled to be voted on the matter.  With respect to PSW and PSY, a director may be removed from office with or without cause by vote of the holders of 66 2/3% of the votes entitled to be voted on the matter.

The charters of PSW and PSY require the favorable vote of 66 2/3% of the outstanding shares of capital stock of the Fund entitled to be voted on the matter, unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws, in which case the affirmative vote of a majority of all of the outstanding shares entitled to vote on the matter is required, and the charters of BPP and BTZ require the favorable vote of a 1940 Act Majority, to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

•	a liquidation or dissolution of the Fund.

The Board of each Fund has determined that the voting requirements described above, which are, in the case of PSW and PSY, greater than the minimum requirements under the 1940 Act or, in certain circumstances, Maryland law are in the best interests of shareholders generally.  Reference should be made to the charter of each Fund on file with the SEC for the full text of these provisions.

GOVERNING LAW

Each of BPP and BTZ is organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. BPP was organized on January 8, 2003 and commenced investment operations on February 28, 2003. BTZ was organized on November 15, 2005 and commenced investment operations on December 27, 2006.

Each of PSW and PSY is incorporated as a Maryland corporation pursuant to its Articles of Incorporation governed by the laws of the State of Maryland. PSW was incorporated on May 2, 2003 and commenced operations on August 1, 2003. PSY was incorporated on January 23, 2003 and commenced operations on March 28, 2003.

In general, a Delaware statutory trust provides greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability.  In contrast to the Maryland General Corporation Law, the Delaware Statutory Trust Act allows the parties to define their business relationships and provide rules only in situations where the parties have failed to agree.  The Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust's governing instrument.

As noted above, a Maryland corporation provides greater certainty with respect to limitation of personal liability.  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation's charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid. Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust's liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust's obligations.  Each of BPP's and BTZ's governing document disclaims shareholder liability for acts or obligations of such Fund.  Thus, a Delaware statutory trust shareholder's risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust's disclaimer regarding shareholder liability.

Shareholders of each of BPP and BTZ do not have appraisal rights for their common shares because the Delaware Statutory Trust Act and their respective governing documents do not provide for appraisal rights.  By contrast, shareholders  are entitled to demand and receive payment of the fair value of their shares under Maryland law, except under certain circumstances, one of which is if such shares are publicly traded on a national securities exchange.  Since PSW and PSY common shares are traded on NYSE, common shareholders of PSW and PSY do not have appraisal rights.  See "Appraisal Rights" for additional information about appraisal rights.

Other differences between Maryland and Delaware law relate to the authorized shares of a Fund. Consistent with Maryland law, PSW and PSY have authorized a specific number of shares, while BPP and BTZ, consistent with Delaware law, have authorized the issuance of an unlimited number of shares.

The foregoing is only a summary of certain differences between PSW and PSY under Maryland law and BPP and BTZ under Delaware law.  It is not intended to be a complete list of differences and shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statement with the SEC, and shareholders may obtain copies of such documents as described on page iv of this Joint Proxy Statement/Prospectus.

CONVERSION TO OPEN-END FUND

To convert PSW to an open-end investment company, PSW's charter requires the affirmative vote of the holders of at least 66 2/3% of PSW's outstanding shares of capital stock entitled to be voted on the matter (or a majority of such shares if the amendment was previously approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws).

To convert PSY to an open-end investment company, PSY's charter requires the affirmative vote of the holders of at least 66 2/3% of PSY's outstanding shares of capital stock entitled to be voted on the matter (or a majority of such shares if the amendment was previously approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws).

To convert BPP to an open-end investment company, BPP's charter requires the affirmative vote not less than seventy-five percent (75%) of the shares of each affected class or series outstanding (or a 1940 Act Majority if the amendment was previously approved, adopted or authorized by the affirmative vote of at least eighty percent (80%) of the board members of the Fund).

To convert BTZ to an open-end investment company, BTZ's charter requires the favorable vote of the holders of not less than seventy-five percent (75%) of the shares outstanding (or a 1940 Act Majority if the amendment was previously approved, adopted or authorized by the affirmative vote of at least eighty percent (80%) of the board members of the Fund).

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders.  If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders.  Following any such conversion, it is possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.  In the event of conversion, the common shares would cease to be listed on the NYSE.  Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption.  An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities.  If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash.  If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at net asset value plus a sales load.  The Boards believe, however, that the Funds' closed-end structure is desirable in light of the Funds' investment objectives and policies.  Therefore, shareholders should assume that it is not likely that the Boards would vote to convert any of the Funds to an open-end fund.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund's common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund's common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund's remaining common shares will not be able to elect any directors.

APPRAISAL RIGHTS

Shareholders of each of BPP and BTZ do not have appraisal rights for their common because such Funds are organized as Delaware statutory trusts and their governing documents do not provide for appraisal rights. Under Maryland law, shareholders of an investment company whose shares are traded publicly on a national securities exchange are not entitled to demand the fair value of their shares in connection with a reorganization.  Thus, shareholders of PSW and PSY will not have appraisal rights.

FINANCIAL HIGHLIGHTS

BlackRock Credit Allocation Income Trust I, Inc. (PSW)

The Financial Highlights table is intended to help you understand PSW's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in PSW (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended April 30, 2012 is unaudited. The information for the remaining periods shown has been audited by         , PSW’s independent registered public accounting firm.  Financial statements for the fiscal year ended October 31, 2011 and the Report of the Independent Registered Public Accounting Firm thereon appear in PSW’s Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

Six Months Ended April 30, 2012	Year Ended October 31,	Period August 1, 20031 to October 31,
BlackRock Credit Allocation Income Trust I, Inc. (PSW)	(Unaudited)	2011	2010	2009	2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.52	$10.75	$9.31	$7.43	$19.54	$22.25	$22.36	$23.69	$24.38	$23.88
Net investment income	0.35	2	0.69	2	0.63	2	0.86	2	1.70	2	2.01	2	2.14	2	2.16	2.19	0.39
Net realized and unrealized gain (loss)	0.35	(0.30)	1.58	2.06	(12.06)	(2.41)	0.07	(1.09)	(0.70)	0.67
Dividends to Preferred Shareholders from net investment income	-	(0.01)	(0.06)	(0.08)	(0.48)	(0.71)	(0.63)	(0.40)	(0.18)	(0.03)
Net increase (decrease) from investment operations	0.70	0.38	2.15	2.84	(10.84)	(1.11)	1.58	0.67	1.31	1.03
Dividends and distributions to Common Shareholders from:
Net investment income	(0.39)	(0.61)	(0.62)	(0.83)	(1.22)	(1.18)	(1.69)	(2.00)	(2.00)	(0.33)
Tax return of capital	-	-	(0.09)	(0.13)	(0.05)	(0.42)	-	-	-	-
Total dividends and distributions	(0.39)	(0.61)	(0.71)	(0.96)	(1.27)	(1.60)	(1.69)	(2.00)	(2.00)	(0.33)
Capital charge with respect to issuance of:
Common Shares	-	-	-	-	-	-	-	-	-	(0.04)
Preferred Shares	-	-	-	-	-	-	-	-	-	(0.16)
Net asset value, end of period	$10.83	$10.52	$10.75	$9.31	$7.43	$19.54	$22.25	$22.36	$23.69	$24.38
Market price, end of period	$10.08	$9.25	$9.67	$8.24	$7.00	$17.29	$21.26	$21.03	$22.84	$23.60
Total Investment Return Applicable to Common Shareholders3
Based on net asset value	7.14	%4	4.55%	24.77	%5	46.46%	(58.09)%	(5.03)%	7.97%	3.25%	5.86%	3.53	%4
Based on market price	13.41	%4	2.20%	26.81%	37.59%	(55.38)%	(12.05)%	9.69%	0.73%	5.44%	(4.33	)%4
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses6	1.24	%7	1.14%	1.16%	1.61%	2.00%	1.32%	1.29%	1.26%	1.27%	1.11	%7
Total expenses after fees waived and paid indirectly6	1.24	%7	1.14%	1.14%	1.59%	2.00%	1.32%	1.29%	1.26%	1.26%	0.49	%7
Total expenses after fees waived and paid indirectly and excluding interest expense6	1.08	%7	1.02%	1.13%	1.44%	1.48%	1.29%	1.29%	1.26%	1.26%	0.49	%7
Net investment income6	6.79	%7	6.56%	6.28%	12.45%	10.79%	9.38%	9.70%	9.23%	9.04%	6.79	%7
Dividends to Preferred Shareholders	-	0.06%	0.59%	1.09%	3.03%	3.29%	2.84%	1.71%	0.76%	0.50	%7
Net investment income to Common Shareholders	6.79	%7	6.50%	5.69%	11.36%	7.76%	6.09%	6.86%	7.52%	8.28%	6.29	%7
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$111,636	$108,529	$110,808	$96,048	$76,430	$201,155	$228,734	$229,850	$243,492	$250,631
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	-	-	$40,250	$40,250	$68,250	$136,500	$136,500	$136,500	$136,500	$136,500
Borrowings outstanding, end of period (000)	$42,901	$53,268	$6,083	$4,972	$4,024	$590	-	-	-	-
Average borrowings outstanding, during the period (000)	$47,208	$34,952	$5,269	$5,321	$25,692	$2,690	-	-	-	-
Portfolio turnover	19%	53%	66%	36%	119%	88%	19%	25%	27%	12%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	-	-	$93,831	$84,663	$53,009	8	$61,846	8	$66,907	8	$67,115	8	$69,500	8	-
Asset coverage, end of period per $1,000	$3,602	$3,037	-	-	-	-	-	-	-	$2,836
__________________
1	Commencement of operations.

2	Based on average shares outstanding.

3
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Includes proceeds from a settlement litigation which impacted the Fund. Not including these proceeds the Fund's total return would have been 24.54%.

6	Do not reflect the effect of dividends to Preferred Shareholders.

7	Annualized.

8	Prior year amounts have been recalculated to conform to current year presentation.

BlackRock Credit Allocation Income Trust II, Inc. (PSY)

The Financial Highlights table is intended to help you understand PSY's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in PSY (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended April 30, 2012 is unaudited. The information for the remaining periods shown has been audited by           , PSY’s independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2011 and the Report of the Independent Registered Public Accounting Firm thereon appear in PSY’s Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

Six Months Ended April 30, 2012	Year Ended October 31,	Period March 28, 20031 to October 31,
BlackRock Credit Allocation Income Trust II, Inc (PSY)	(Unaudited)	2011	2010	2009	2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$11.25	$11.59	$10.03	$7.96	$19.93	$22.36	$22.26	$23.48	$24.53	$23.88
Net investment income	0.39	2	0.73	2	0.72	2	1.11	2	1.73	2	2.02	2	2.03	2	2.09	2	2.14	2	1.14
Net realized and unrealized gain (loss)	0.41	(0.40)	1.74	2.17	(11.84)	(2.35)	0.32	(0.91)	(0.78)	0.61
Dividends and distributions to Preferred Shareholders from:
Net investment income	-	(0.01)	(0.06)	(0.09)	(0.49)	(0.73)	(0.65)	(0.40)	(0.18)	(0.07)
Net realized gain	-	-	-	-	-	-	-	-	(0.01)	-
Net increase (decrease) from investment operations	0.80	0.32	2.40	3.19	(10.60)	(1.06)	1.70	0.78	1.17	1.68
Dividends and distributions to Common Shareholders from:
Net investment income	(0.37)	(0.66)	(0.71)	(1.12)	(1.15)	(1.16)	(1.51)	(2.00)	(2.13)	(0.87)
Net realized gain	-	-	-	-	-	-	-	-	(0.09)	-
Tax return of capital	-	-	(0.13)	(0.00	)3	(0.22)	(0.21)	(0.09)	-	-	-
Total dividends and distributions	(0.37)	(0.66)	(0.84)	(1.12)	(1.37)	(1.37)	(1.60)	(2.00)	(2.22)	(0.87)
Capital charge with respect to issuance of:
Common Shares	-	-	-	-	-	-	-	-	-	(0.01)
Preferred Shares	-	-	-	-	-	-	-	-	-	(0.15)
Net asset value, end of period	$11.68	$11.25	$11.59	$10.03	$7.96	$19.93	$22.36	$22.26	$23.48	$24.53
Market price, end of period	$10.79	$9.74	$10.39	$8.90	$8.10	$16.94	$20.12	$21.20	$22.87	$23.69
Total Investment Return Applicable to Common Shareholders4
Based on net asset value	7.57	%5	3.71%	25.70	%6	48.36%	(55.71)%	(4.35)%	8.77%	3.73%	5.22%	6.47	%5
Based on market price	14.78	%5	0.16%	26.99%	29.37%	(46.97)%	(9.65)%	2.77%	1.43%	6.12%	(1.80	)%5
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses7	1.11	%8	1.12%	1.04%	1.41%	1.90%	1.27%	1.23%	1.20%	1.19%	1.05	%8
Total expenses after fees waived and paid indirectly7	1.11	%8	1.12%	1.03%	1.41%	1.90%	1.27%	1.23%	1.20%	1.19%	0.79	%8
Total expenses after fees waived and paid indirectly and excluding interest expense7	0.96	%8	1.01%	1.02%	1.33%	1.40%	1.23%	1.23%	1.20%	1.19%	0.79	%8
Net investment income7	6.87	%8	6.42%	6.66%	15.05%	10.71%	9.29%	9.26%	8.96%	8.93%	8.31	%8
Dividends to Preferred Shareholders	-	0.11%	0.58%	1.19%	3.04%	3.34%	2.96%	1.73%	0.74%	0.49	%8
Net investment income to Common Shareholders	6.87	%8	6.31%	6.08%	13.86%	7.67%	5.95%	6.30%	7.23%	8.19%	7.82	%8
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$476,527	$459,279	$472,984	$409,293	$323,132	$809,411	$907,897	$903,601	$952,973	$995,722
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	-	-	$169,025	$169,025	$275,000	$550,000	$550,000	$550,000	$550,000	$550,000
Borrowings outstanding, end of period (000)	$179,538	$213,033	$4,020	$9,511	$54,369	-	-	-	-	-
Average borrowings outstanding, during the period (000)	$194,349	$137,824	$13,407	$15,842	$94,908	$14,375	-	-	-	-
Portfolio turnover	19%	50%	73%	16%	120%	81%	18%	28%	23%	27%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	-	-	$94,968	$85,547	$54,408	9	$61,817	9	$66,294	9	$66,077	9	$68,319	9	-
Asset coverage, end of period per $1,000	$3,654	$3,156	-	-	-	-	-	-	-	$2,810
__________________
1	Commencement of operations.

2	Based on average shares outstanding.

3	Amount is less than $(0.01) per share.

4
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Includes proceeds from a settlement litigation which impacted the Fund. Not including these proceeds the Fund's total return would have been 25.37%.

7	Do not reflect the effect of dividends to Preferred Shareholders.

8	Annualized.

9	Prior year amounts have been recalculated to conform to current year presentation.

BlackRock Credit Allocation Income Trust III (BPP)

The Financial Highlights table is intended to help you understand BPP's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in BPP (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended April 30, 2012 is unaudited. The information for the remaining periods shown has been audited by              , BPP’s independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2011 and the Report of the Independent Registered Public Accounting Firm thereon appear in BPP’s Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

Six Months Ended April 30, 2012	Year Ended October 31,	Period January 1, 2008 to October 31,	Year Ended December 31,	Period February 28, 20031 to December 31,
BlackRock Credit Allocation Income Trust III (BPP)	(Unaudited)	2011	2010	2009	2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$12.07	$12.41	$11.05	$8.77	$19.47	$24.52	$24.43	$25.88	$25.58	$23.88	2
Net investment income	0.38	3	0.70	3	0.73	3	1.09	3	1.48	3	2.05	2.05	2.11	2.22	1.72
Net realized and unrealized gain (loss)	0.42	(0.37)	1.48	2.40	(10.74)	(4.72)	0.62	(0.82)	0.33	1.93
Dividends and distributions to Preferred Shareholders from:
Net investment income	-	(0.00	)4	(0.01)	(0.03)	(0.31)	(0.62)	(0.46)	(0.26)	(0.16)	(0.10)
Net realized gain	-	-	-	-	-	-	(0.12)	(0.13)	(0.02)	-
Net increase (decrease) from investment operations	0.80	0.33	2.20	3.46	(9.57)	(3.29)	2.09	0.90	2.37	3.55
Dividends and distributions to Common Shareholders from:
Net investment income	(0.38)	(0.67)	(0.76)	(0.95)	(0.83)	(1.59)	(1.58)	(1.74)	(2.00)	(1.66)
Net realized gain	-	-	-	-	-	(0.02)	(0.42)	(0.61)	(0.07)	-
Tax return of capital	-	-	(0.08)	(0.23)	(0.30)	(0.15)	-	-	-	-
Total dividends and distributions	(0.38)	(0.67)	(0.84)	(1.18)	(1.13)	(1.76)	(2.00)	(2.35)	(2.07)	(1.66)
Capital charge with respect to issuance of:
Common Shares	-	-	-	-	-	-	-	-	-	(0.05)
Preferred Shares	-	-	-	-	-	-	-	-	-	(0.14)
Total capital charges	-	-	-	-	-	-	-	-	-	(0.19)
Net asset value, end of period	$12.49	$12.07	$12.41	$11.05	$8.77	$19.47	$24.52	$24.43	$25.88	$25.58
Market price, end of period	$11.43	$10.53	$11.23	$9.94	$8.51	$17.31	$26.31	$24.20	$25.39	$24.83
Total Investment Return Applicable to Common Shareholders5
Based on net asset value	7.12	%6	3.56%	21.52%	47.16%	(51.22	)%6	(13.86)%	8.89%	3.81%	10.15%	14.65	%6
Based on market price	12.37	%6	(0.16)%	22.25%	36.42%	(46.76	)%6	(28.62)%	17.98%	4.83%	11.01%	6.28	%6
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses7	1.15	%8	1.05%	1.09%	1.66%	1.96	%8	1.46%	1.62%	1.51%	1.44%	1.52	%8
Total expenses after fees waived and paid indirectly7	1.15	%8	1.05%	1.08%	1.64%	1.96	%8	1.45%	1.62%	1.51%	1.44%	1.52	%8
Total expenses after fees waived and paid indirectly and excluding interest expense7	1.02	%8	0.96%	1.07%	1.39%	1.39	%8	1.24%	1.25%	1.22%	1.19%	1.16	%8
Net investment income7	6.39	%8	5.78%	6.31%	13.08%	10.53	%8	8.90%	8.46%	8.37%	8.66%	8.35	%8
Dividends to Preferred Shareholders	-	0.01%	0.10%	0.38%	2.19	%8	2.70%	1.89%	1.27%	0.62%	0.48	%8
Net investment income to Common Shareholders	6.39	%8	5.77%	6.21%	12.70%	8.34	%8	6.20%	6.58%	7.10%	8.04%	7.87	%8
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$230,722	$222,939	$229,098	$204,133	$161,311	$358,017	$449,995	$447,190	$473,809	$468,243
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	-	-	$70,425	$70,425	$110,400	$220,800	$220,800	$220,800	$220,800	$220,841
Borrowings outstanding, end of period (000)	$73,925	$92,971	-	$13,235	$44,281	-	-	-	-	$3,486
Average borrowings outstanding, during the period 000)	$80,114	$51,264	$2,121	$16,330	$51,995	$903	$1,303	$2,904	$782	$19,822
Portfolio turnover	18%	48%	67%	16%	121%	97%	91%	77%	88%	98%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	-	-	$106,328	$97,465	$61,540	$65,554	$75,965	$75,642	$78,650	$78,021
Asset coverage, end of period per $1,000	$4,121	$3,398	-	-	-	-	-	-	-	-
__________________
1	Commencement of operations.

2	Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from initial offering price of $25.00 per share.

3	Based on average shares outstanding.

4	Amount is less than $(0.01) per share.

5
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

6	Aggregate total investment return.

7	Do not reflect the effect of dividends to Preferred Shareholders.

8	Annualized.

BlackRock Credit Allocation Income Trust IV (BTZ)

The Financial Highlights table is intended to help you understand BTZ's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in BTZ (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended April 30, 2012 is unaudited. The information for the remaining periods shown has been audited by                , BTZ’s independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2011 and the Report of the Independent Registered Public Accounting Firm thereon appear in BTZ’s Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

Six Months Ended April 30, 2012	Year Ended October 31,	Period December 27, 20061 to October 31,
BlackRock Credit Allocation Income Trust IV (BTZ)	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.94	$14.46	$12.64	$10.59	$21.39	$23.88	2
Net investment income	0.47	3	0.88	3	0.85	3	0.99	3	1.33	3	1.25
Net realized and unrealized gain (loss)	0.50	(0.54)	2.14	2.54	(10.06)	(1.86)
Dividends to Preferred Shareholders from net investment income	-	(0.01)	(0.07)	(0.07)	(0.33)	(0.31)
Net increase (decrease) from investment operations	0.97	0.33	2.92	3.46	(9.06)	(0.92)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.47)	(0.85)	(0.81)	(0.93)	(0.90)	(0.93)
Tax return of capital	-	-	(0.29)	(0.48)	(0.84)	(0.47)
Total dividends and distributions	(0.47)	(0.85)	(1.10)	(1.41)	(1.74)	(1.40)
Capital charge with respect to issuance of:
Common Shares	-	-	-	-	-	(0.04)
Preferred Shares	-	-	-	-	-	(0.13)
Total capital charges	-	-	-	-	-	(0.17)
Net asset value, end of period	$14.44	$13.94	$14.46	$12.64	$10.59	$21.39
Market price, end of period	$13.26	$12.08	$13.02	$10.96	$9.36	$18.65
Total Investment Return Applicable to Common Shareholders4
Based on net asset value	7.46	%5	3.28%	25.16%	41.06%	(44.27)%	(4.42	)%5
Based on market price	13.87	%5	(0.60)%	29.98%	38.38%	(43.51)%	(20.34	)%5
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses6	1.14	%7	1.09%	1.12%	1.60%	1.65%	1.90	%7
Total expenses after fees waived and paid indirectly6	1.14	%7	1.09%	1.11%	1.58%	1.65%	1.88	%7
Total expenses after fees waived and paid indirectly and excluding interest expense6	1.01	%7	0.99%	1.07%	1.24%	1.21%	1.04	%7
Net investment income6	6.82	%7	6.25%	6.33%	9.93%	7.63%	6.50	%7
Dividends to Preferred Shareholders	-	0.09%	0.50%	0.74%	1.89%	1.64	%7
Net investment income to Common Shareholders	6.82	%7	6.16%	5.83%	9.19%	5.74%	4.86	%7
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$748,316	$722,337	$749,360	$654,999	$548,612	$1,108,534
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	-	-	$231,000	$231,000	$231,000	$462,000
Borrowings outstanding, end of period (000)	$282,005	$339,303	$-	$61,576	$223,512	$88,291
Average borrowings outstanding, during the period (000)	$300,482	$182,843	$63,660	$76,521	$107,377	$96,468
Portfolio turnover	20%	54%	64%	30%	126%	35%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	-	-	$106,104	$95,892	$84,384	$89,737
Asset coverage, end of period per $1,000	$3,654	$3,129	-	-	-	-
__________________
1	Commencement of operations.

2	Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from initial offering price of $25.00 per share.

3	Based on average shares outstanding.

4
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Do not reflect the effect of dividends to Preferred Shareholders.

7	Annualized.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreements (a form of which is attached as Appendix A to the Statement of Additional Information), each Target Fund will merge with and into the Merger Subsidiary. Target Fund common shares will be exchanged for Acquiring Fund Shares pursuant to each Reorganization. The Acquiring Fund Shares issued to the Target Funds common shareholders will have an aggregate net asset value equal to the aggregate net asset value (not the market value) of the Target Funds' common shares, less the applicable costs of the Reorganizations (though cash may be paid in lieu of any fractional common shares). In connection with the Reorganizations, the Acquiring Fund subsequently will issue to the Target Funds' common shareholders book entry interests for the Acquiring Fund Shares registered in the name of such shareholder. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and the Merger Subsidiary will dissolve under state law and be liquidated into the Acquiring Fund.

Acquiring Fund Shares will be distributed pro rata to the holders of record of the Target Funds' common shares, as applicable. Such distribution of Acquiring Fund Shares to the Target Funds' shareholders will be accomplished by opening new accounts on the books of Acquiring Fund in the names of the shareholders of the Target Funds and transferring to those shareholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares held other than in a Plan account, to the next largest number of whole common shares) due such shareholder. No fractional Acquiring Fund Shares will be issued (except for common shares held in a Plan account). In the event there are fractional common shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common share certificates. See "Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by the Target Funds' shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganizations, each shareholder of a Target Fund will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value (not the market value) of that shareholder's Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Shares will be issued at net asset value in exchange for the common shares of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Shares, the net asset value per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganizations except for its share of the applicable costs of the Reorganizations. Thus, the Reorganizations will result in no dilution of the net asset value of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganization. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in any of the Target Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the "Valuation Time"). The valuation procedures are the same for each Fund: The net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern Time) at the Valuation Time. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, no amendment or modification may be made which by law requires further approval by such shareholders without such further approval.  The obligations of each Fund pursuant to the Reorganization Agreements are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreements by the shareholders of the Target Funds, approval of the issuance of additional Acquiring Fund Shares by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreements, the Board of any Fund or the Merger Subsidiary may cause a Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund or the Merger Subsidiary to do so. The Reorganization Agreements may be terminated, and the Reorganizations abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund or the Board of the Merger Subsidiary if any condition to that Fund's or the Merger Subsidiary's obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board.

 Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of on the basis of each holder's proportionate interest in the aggregate net asset value (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.

Please do not send in any share certificates at this time. Upon consummation of the Reorganizations, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Funds' common shares in the Reorganization.

 Expenses of the Reorganization

PSW, BPP and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. The estimated expenses of the Reorganizations attributable to PSW, PSY, BPP and BTZ are estimated to be $240,000, $400,000, $300,000 and $450,000, respectively.  The Investment Advisor has decided to cover PSY's costs of the Reorganization because PSY is not expected to experience any significant cost savings from the Reorganizations.  Therefore, the costs associated with PSY's Reorganization will not be directly borne by PSY. Neither the Funds nor the Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization.  The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund each receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Reorganization.

•
No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund Stock solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•
The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder's Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•
The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will include the holding period of the shareholder's Target Fund common shares surrendered in exchange therefor.

•
A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder's tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder's holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•
The Acquiring Fund's tax basis in a Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target

Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of the Target Funds were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund's taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund's investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income through Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each Target Fund will undergo an "ownership change" for U.S. federal income tax purposes, and such limitations might be significant.  Depending on which of the Reorganizations are consummated, the Acquiring Fund's own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an "ownership change" for U.S. federal income tax purposes, and such limitation might be significant.  For each Fund that undergoes an "ownership change," the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific "annual loss limitation amount" (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, if it undergoes an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Reorganization.  The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain.  Information with respect to the Funds’ capital loss carryforwards as of April 30, 2012 is set forth below:

BTZ
Expiration	Capital Loss Amount*
10/31/2015	$44,682,537
10/31/2016	113,355,213
10/31/2017	223,939,227
10/31/2018	15,223,841
10/31/2019	10,353,275
Total	$407,554,093
BPP
Expiration	Capital Loss Amount*
10/31/2015	$16,673,715
10/31/2016	58,197,929
10/31/2017	108,996,120
10/31/2018	15,245,888
10/31/2019	2,683,880
Total	$201,797,532
PSY
Expiration	Capital Loss Amount*
10/31/2013	$17,911,331
10/31/2014	12,145,117
10/31/2015	19,582,978
10/31/2016	140,413,242
10/31/2017	194,970,854
10/31/2018	37,285,625
10/31/2019	11,730,113
Total	$434,039,260
PSW
Expiration	Capital Loss Amount*
10/31/2013	$5,058,900
10/31/2014	8,481,628
10/31/2015	6,724,694
10/31/2016	40,232,230
10/31/2017	55,825,534
10/31/2018	4,498,024
10/31/2019	2,118,889
Total	$122,939,899

__________
*  The Target Funds anticipate that approximately $803 million of capital loss carryforwards will be lost/forfeited as a result of the tax loss limitation rules described above. No assurances can be given, however, that this estimate will be correct and the actual amount of forfeited capital loss carryforwards could be higher or lower than such estimate, depending on the circumstances.  The Funds believe that the potential loss of capital loss carryforwards as a result of the Reorganizations is not a material factor in evaluating the Reorganizations in light of several factors, including (1) the difficulty of projecting the likelihood of utilization of some or all of the capital loss carryforwards prior to their expiration, and (2) the potentially limited opportunity for capital gains in light of the Funds’ investment policy of investing primarily in debt securities and instruments.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds and shareholders of the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed "qualified dividend income") if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund's expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the "annual loss limitation amount" had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder's disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of such Fund's capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2: ISSUANCES OF ADDITIONAL ACQUIRING FUND SHARES

Pursuant to the Reorganization Agreements, which are described more fully under "Proposal 1: Reorganizations of the Target Funds" above, the Acquiring Fund will issue Acquiring Fund Shares and list them for trading on the NYSE.  The Acquiring Fund will issue to the Target Funds' common shareholders book entry interests for the Acquiring Fund Shares registered in the name of such shareholder. Each Target Fund will then terminate its registration under the 1940 Act. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit the holders of Acquiring Fund Shares.

The aggregate net asset value of Acquiring Fund Shares issued in each Reorganization will equal the aggregate net asset value (not the market value) of the Target Fund's common shares held immediately prior to the Reorganization, less the applicable costs of the Reorganization (although shareholders may receive cash for their fractional common shares).  The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the costs of each Reorganization, as applicable.  No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its shareholders in connection with any Reorganization. The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with each proposed Reorganization described under "Proposal 1: The Reorganizations of the Target Funds," the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE. All other things being equal, the Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganizations.

The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations will benefit shareholders of the Acquiring Fund.  In particular, the Acquiring Fund Board reviewed data presented by the Investment Advisor showing that the Acquiring Fund will experience a reduced management fee and a reduced Total Expense Ratio as a result of the proposed Reorganizations.

The Acquiring Fund pays the Investment Advisor a monthly management fee of 0.65% based on the Acquiring Fund's average weekly Managed Assets.  ‘‘Managed Assets’’ means the total assets of the Acquiring Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).  If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.62% of the Combined Fund's average weekly Managed Assets.

For the 12-month period ended April 30, 2012, the Total Expense Ratio of the Acquiring Fund was 1.17%.  The Acquiring Fund estimates that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.12% on a historical and pro forma basis for the 12-month period ended April 30, 2012, representing a reduction in the Total Expense Ratio for the Acquiring Fund of 0.05%, as a percentage of average net assets attributable to common shares.

The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Shares in connection with the Reorganizations (the "Issuances") at the Special Meeting to be held on Friday, November 2, 2012 at 9:00 a.m. (Eastern Time).  The Issuances must be approved by an affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about December 7, 2012, but it may be at a different time as described herein.  For additional information regarding voting requirements, see "Voting Information and Requirements."

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund vote "FOR" the Issuances of additional Acquiring Fund Shares in connection with each Reorganization.

PROPOSAL 3: REMOVAL OF FINANCIAL SECTOR CONCENTRATION POLICIES

Each Fund is currently subject to an investment policy that requires such Fund to invest at least 25% of its total or managed assets in the financial services sector (each, a "Concentration Policy").

The Board of PSW has approved, and recommends that shareholders of PSW approve, the removal of PSW's investment policy requiring that PSW invests at least 25% of its total assets in the industries comprising the financial services sector and amending PSW's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy (the "PSW Policy Amendment").  PSW's fundamental investment restriction regarding industry concentration as proposed to be amended is set forth below.

The Fund may not:

"Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities."

The Board of PSY has approved, and recommends that shareholders of PSY approve, the removal of PSY's investment policy requiring that PSY invests at least 25% of its total assets in the industries comprising the financial services sector and amending PSY's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy (the "PSY Policy Amendment").  PSY's fundamental investment restriction regarding industry concentration as proposed to be amended is set forth below.

The Fund may not:

"Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities."

The Board of BPP has approved, and recommend that shareholders of BPP approve, the removal of BPP's investment policy requiring that BPP invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services and amending BPP's fundamental investment restriction regarding industry concentration to remove the exception for the financial services industry (the "BPP Policy

Amendment").  BPP's fundamental investment restriction regarding industry concentration as proposed to be amended is set forth below.

The Fund may not:

"Invest more than 25% of its Managed Assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities."

The Board of BTZ has approved, and recommends that shareholders of BTZ approve, the removal of BTZ's investment policy requiring that BTZ invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services and amending BTZ's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy (the "BTZ Policy Amendment" and together with the PSW Policy Amendment, PSY Policy Amendment and BPP Policy Amendment, the "Policy Amendments").  BTZ's fundamental investment restriction regarding industry concentration as proposed to be amended is set forth below.

The Fund may not:

"Invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agents or instrumentalities."

The Board of each Fund anticipates that such Fund's Policy Amendment would benefit such Fund’s shareholders by providing the Funds' investment advisor and sub-advisors with increased flexibility in managing such Fund’s portfolio and by reducing such Fund’s exposure to financial sector risk.  As former preferred stock funds, each Fund formerly emphasized its investments in the preferred stock of companies from the financial sector.  Such concentration policies are no longer relevant to the Funds and unduly restrictive given the Funds’ broad focus on credit-related securities.  If the Policy Amendments are approved by shareholders, the Funds will be less exposed to financial sector risk and will have greater capital available for other investment and diversification purposes.

Approval of a Fund's Policy Amendment is not contingent upon the approval of any Reorganization or the Issuance, as applicable, and vice versa.  A Fund's shareholders would have the benefit of a Policy Amendment regardless of whether such Fund's Reorganization or Issuance is approved so long as such Fund's Policy Amendment was approved by such Fund's shareholders.  In the event a Fund's Policy Amendment is not approved by such Fund's shareholders, the Investment Advisor will continue to manage the Fund under its Concentration Policy.

In the event any of the Reorganizations are consummated, shareholders of the Combined Fund, including former shareholders of the applicable Target Funds, would be subject to the Concentration Policy of the Acquiring Fund following the Reorganizations.  If Acquiring Fund shareholders do not approve the BTZ Policy Amendment, then the Combined Fund would operate under Acquiring Fund's Concentration Policy and shareholders of the Combined Fund, including former shareholders of the Target Funds, would not have the benefit of a Policy Amendment.  In such an event, Target Fund shareholders would not have the benefit of any Policy Amendment even if Target Fund shareholders had previously approved its respective Target Fund's Policy Amendment.  If Acquiring Fund shareholders approve the BTZ Policy Amendment, then the Combined Fund would operate under the BTZ Policy Amendment and shareholders of the Combined Fund, including former shareholders of the applicable Target Funds, would have the benefit of a Policy Amendment.  In such an event, shareholders of the applicable Target Funds would be subject to a Policy Amendment even if such Target Fund shareholders had not previously approved its respective Target Fund's Policy Amendment.  There can be no assurance that Acquiring Fund shareholders will approve the BTZ Policy Amendment.

At the Special Meeting, each Fund's shareholders will be asked to approve their respective Fund's Policy Amendment.  Each Fund’s Policy Amendment will take effect immediately upon approval by such Fund’s shareholders. Each Fund's Policy Amendment requires approval by an affirmative vote of a 1940 Act Majority of such Fund.

The PSW Board recommends that shareholders of PSW vote "FOR" the PSW Policy Amendment.

The PSY Board recommends that shareholders of PSY vote "FOR" the PSY Policy Amendment.

The BPP Board recommends that shareholders of BPP vote "FOR" the BPP Policy Amendment.

The BTZ Board recommends that shareholders of BTZ vote "FOR" the BTZ Policy Amendment.

VOTING INFORMATION AND REQUIREMENTS

 General

A list of the Funds' shareholders of record as of the Record Date will be available at the shareholder meeting.

 Record Date

The Funds' have fixed the close of business on September 4, 2012 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

At the Record Date, the Funds had outstanding the following amount of common shares:

Title of Class	PSW	PSY	BPP	BTZ
Common Shares

 Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below.  Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by Georgeson, or by "touch-tone" telephone voting.  The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting.  To use the Internet, please access the Internet address found on your proxy card.  To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card.  The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly.  Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders.  Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person.  The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting.  For PSW and PSY, the holders of at least one-third of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.  For BPP and BTZ, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting.  The inspectors of election will generally treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund's shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-3 before the Special Meeting.  Proposals 1-3 are not "routine" matters and shareholder instructions are required for broker-dealers to vote a beneficial owner's shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares.  At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions.  A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal.  Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers.  In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.  This practice is commonly referred to as "echo voting."

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein.  Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal.  Abstentions and broker non-votes are not treated as votes "FOR" a proposal.

With respect to Proposal 1(A), 1(B) and 1(C), abstentions and broker non-votes will have the same effect as votes "AGAINST" the proposal.

With respect to Proposal 2(A), 2(B) and 2(C), abstentions will be counted as "votes cast" and will therefore have the same effect as votes "AGAINST" the proposal and broker non-votes will have the same effect as votes "AGAINST" the proposal; provided, that, if more than 50% of all securities entitled to vote on the proposal cast votes, than broker non-votes will not have any effect on the result of the vote.

With respect to Proposal 3(A), 3(B), 3(C) and 3(D), abstentions and broker non-votes will have the same effect as votes "AGAINST" the proposals.

As used herein, a "1940 Act Majority" means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

 Voting Requirement for Proposal 1: The Reorganizations of the Target Funds

Target Funds	Proposals	Required Approval of Target Fund Shareholders
PSW
Proposal 1(A): The shareholders of PSW are being asked to approve the Agreement and Plan of Reorganization among PSW, BTZ and BTZ Merger Subsidiary, LLC and the termination of PSW's registration under the 1940 Act.
A majority of the outstanding shares entitled to vote.
PSY
Proposal 1(B): The shareholders of PSY are being asked to approve the Agreement and Plan of Reorganization among PSY, BTZ and BTZ Merger Subsidiary, LLC and the termination of PSY's registration under the 1940 Act.
A majority of the outstanding shares entitled to vote.

Target Funds	Proposals	Required Approval of Target Fund Shareholders
BPP
Proposal 1(C): The shareholders of BPP are being asked to approve the Agreement and Plan of Reorganization among BPP, BTZ and BTZ Merger Subsidiary, LLC and the termination of BPP's registration under the 1940 Act.
A 1940 Act Majority

 Voting Requirement for Proposal 2: Issuances of Acquiring Fund Shares

Target Funds	Proposals	Required Approval of Acquiring Fund Shareholders
PSW
Proposal 2(A): The shareholders of BTZ are being asked to approve the issuance of additional common shares of BTZ in connection with the Agreement and Plan of Reorganization among PSW, BTZ and BTZ Merger Subsidiary, LLC.
A majority of votes cast, provided that the total votes cast on the proposal represents over 50% in interest of all shares entitle to vote on the proposal
PSY
Proposal 2(B): The shareholders of BTZ are being asked to approve the issuance of additional common shares of BTZ in connection with the Agreement and Plan of Reorganization among PSY, BTZ and BTZ Merger Subsidiary, LLC.

BPP
Proposal 2(C): The shareholders of BTZ are being asked to approve the issuance of additional common shares of BTZ in connection with the Agreement and Plan of Reorganization among BPP, BTZ and BTZ Merger Subsidiary, LLC.

Funds	Proposals	Required Approval of Fund Shareholders
PSW	Proposal 3(A): The PSW Policy Amendment	1940 Act Majority
PSY	Proposal 3(B): The PSY Policy Amendment
BPP	Proposal 3(C): The BPP Policy Amendment
BTZ	Proposal 3(D): The BTZ Policy Amendment

SHAREHOLDER INFORMATION

As of July 31, 2012, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund.  Unless otherwise indicated, the information set forth below is as of July 31, 2012.  To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding shares of common stock, except as set forth below.

Title of Share Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Share Class
PSW
Common shares	Sit Investment Associates, Inc. (1)	843,992	8.18%
	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402

	Spectrum Asset Management, Inc. (2)	857,000	8.33%
	2 High Ridge Park Stamford, CT 06905
	Principal Financial Group, Inc. (2)
	711 High Street
	Des Moines, IA 50392-0088

PSY
Common shares	Spectrum Asset Management, Inc. (2)	2,565,283	6.29%
	2 High Ridge Park Stamford, CT 06905
	Principal Financial Group, Inc. (2)
	711 High Street
	Des Moines, IA 50392-0088

BPP
Common shares	Sit Investment Associates, Inc. (1)	1,270,848	6.93%
	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402

	Morgan Stanley (3)	923,566	5.00%
	1585 Broadway New York, NY 10036

Pro Forma Combined Fund (4)
Common shares	Spectrum Asset Management, Inc. (2)	2,724,338.88	2.51%
	2 High Ridge Park Stamford, CT 06905
	Principal Financial Group, Inc. (2)
	711 High Street
	Des Moines, IA 50392-0088

	Sit Investment Associates, Inc. (1)	1,734,362.07	1.60%
	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402

	Morgan Stanley (3)	799,467.67	0.74%
	1585 Broadway New York, NY 10036

(1)  Sit Investment Associates, Inc. and its affiliated entities filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(2)  Spectrum Asset Management, Inc. and Principal Financial Group, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(3)  Morgan Stanley’s Schedule 13G filing reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by certain operating units (collectively, the "MS Reporting Units") of Morgan Stanley and its subsidiaries and affiliates (collectively, "MS").  The filing did not reflect securities, if any, beneficially owned by any operating units of MS whose ownership of securities is disaggregated from that of the MS Reporting Units in accordance with the Securities and Exchange Commission Release No. 34-39538 (January 12, 1998).

(4) Assumes the completion of all the proposed Reorganizations.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made.  In addition, each Fund's bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund.  Shareholders should review each Fund's bylaws for additional information regarding the Funds' advance notice provisions.  The bylaws of BTZ and BPP were filed with the SEC on October 29, 2010 as part of the Funds' 8-Ks and the bylaws of PSW and PSY were filed with the SEC on September 17, 2010 as part of the Funds' 8-Ks, and shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.

Timely submission of a proposal does not necessarily mean that such proposal will be included.  Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, Attention: Janey Ahn.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about September 26, 2012.  Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.  In addition to the solicitation of proxies by mail, employees of the Advisors and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet.  The Funds and the Advisors have retained Georgeson Inc. 199 Water Street, 26th Floor New York, New York, 10038 ("Georgeson"), a proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies.  The cost of Georgeson's services in connection with the proxy is anticipated to be approximately $18,000, $55,000, $32,000 and $74,000 for PSW, PSY, BPP and BTZ, respectively.  In addition, Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood NY 11717 ("Broadridge") will assist the Funds in the distribution of proxy materials.  The cost of Broadridge's services in connection with the proxy is anticipated to be approximately $35,000, $134,000, $71,000 and $184,000 for PSW, PSY, BPP and BTZ, respectively.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization and the issuances of additional Acquiring Fund common shares will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

A list of shareholders entitled to be present and to vote at the meeting will be available at the offices of the Funds, 1 University Square Drive Princeton, NJ 08540-6455, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the meeting.

Shareholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. Shareholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds' or their affiliates' websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their respective current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their respective affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to nonpublic personal information about their respective current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their respective current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Funds to provide you with additional or different privacy-related rights beyond what is set forth above, then the Funds will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors. As of June 30, 2012, the PNC Financial Services Group, Inc. ("PNC") owned 21.7% of BlackRock and institutional investors, employees and the public held economic interest of 78.3%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.

Prior to the June 30, 2012 closing of the secondary stock offering and repurchase of Barclays PLC's ("Barclays") ownership interest in BlackRock, PNC owned 20.9% of BlackRock, Barclays owned 19.6% and institutional investors, employees and the public held economic interest of 59.5%. With regard to voting stock, PNC owned 23.8%, Barclays owned 2.2%, and institutional investors, employees and the public owned 74.0% of voting shares.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski
President and Chief Executive Officer
BlackRock Credit Allocation Income Trust I, Inc.
BlackRock Credit Allocation Income Trust II, Inc.
BlackRock Credit Allocation Income Trust III
BlackRock Credit Allocation Income Trust IV
           , 2012

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

SUBJECT TO COMPLETION, DATED AUGUST 8, 2012

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF
BLACKROCK CREDIT ALLOCATION INCOME TRUST I, INC.,
BLACKROCK CREDIT ALLOCATION INCOME TRUST II, INC.,
BLACKROCK CREDIT ALLOCATION INCOME TRUST III AND
BLACKROCK CREDIT ALLOCATION INCOME TRUST IV

Dated         , 2012

This Statement of Additional Information is available to the shareholders of BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"), BlackRock Credit Allocation Income Trust III ("BPP") (each a "Target Fund" and, collectively, the "Target Funds") in connection with the proposed reorganizations (each a "Reorganization" and, collectively, the "Reorganizations") whereby each Target Fund will merge with and into BTZ Merger Subsidiary, LLC (the "Merger Subsidiary"), a direct, wholly-owned subsidiary  of BlackRock Credit Allocation Income Trust IV ("BTZ" or the "Acquiring Fund," and together with the Target Funds, the "Funds"). Following the Reorganizations, the Merger Subsidiary will dissolve under state law and be liquidated into BTZ. Each Target Fund will then terminate its registration under the Investment Company Act of 1940 (the "1940 Act").  In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares").  The aggregate net asset value of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value of the Acquiring Fund Common Shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization (though shareholders may receive cash for their fractional common shares).  A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A.  Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated          , 2012 relating to the proposed Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Fund at 1 University Square Drive Princeton, NJ 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS	S-3
RISK FACTORS AND SPECIAL CONSIDERATIONS	S-15
DIRECTORS/TRUSTEES AND OFFICERS	S-20
INVESTMENT MANAGEMENT AGREEMENTS	S-37
OTHER AGREEMENTS	S-39
FUND MANAGEMENT	S-40
CONFLICTS OF INTEREST	S-45
OTHER INFORMATION	S-51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-51
FINANCIAL STATEMENTS	S-52
PRO FORMA FINANCIAL STATEMENTS	S-52
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	B-1
APPENDIX C PROXY VOTING POLICIES FOR THE BLACKROCK-ADVISED FUNDS DECEMBER, 2009	C-1
APPENDIX D GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS	D-1

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, a Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities.  Cash equivalents and short-term debt investments for the Acquiring Fund are defined to include, without limitation, the following:

(1)           U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)           Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)           Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to temporarily invest available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and on a daily basis during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)           Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisors will consider the financial condition of the corporation (i.e., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5)           Money market funds, which are a type of mutual fund that is required by law to invest in low risk securities. Money market funds typically invest in government securities, certificates of deposits, commercial paper of companies, and other highly liquid and low risk securities.

Preferred and Other Equity Securities

Preferred Securities.  A Fund may invest in preferred securities.  There are two basic types of preferred securities.  The first, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation.  The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities.  Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a ‘‘preference’’ over common stock in the payment of dividends and the liquidation of a company’s assets.  This means that a company must pay dividends on preferred stock before paying any dividends on its common stock.  In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors.  Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by a Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which a Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Not all traditional preferred securities pay dividends that are eligible for the dividends received deduction or treatment as qualified dividend income.

Trust Preferred Securities.  Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (‘‘TOPrS®’’); monthly income preferred securities (‘‘MIPS®’’); quarterly income bond securities (‘‘QUIBS®’’); quarterly income debt securities (‘‘QUIDS®’’); quarterly income preferred securities (‘‘QUIPSSM’’); corporate trust securities (‘‘CORTS®’’); public income notes (‘‘PINES®’’); and other trust preferred securities.  TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature.  In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.  No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company.  At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity.  The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.  Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the dividends received deduction or treatment as qualified dividend income.  The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt.  Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Common Stocks.  The Funds may invest in equity securities and derivatives with economic characteristics similar to individual or groups of equity securities.  Common stock represents an equity ownership interest in a company.  A Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks, and to issuers in any industry or sector.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debtor the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

Warrants.  Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration.  The purchase of warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Depository Receipts.  The Funds may invest in both sponsored and unsponsored American Depository Receipts (''ADRs''), European Depository Receipts (''EDRs''), Global Depository Receipts (''GDRs'') and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

 Non-Investment Grade Securities

The Funds may invest in securities rated below investment grade at the time of purchase. However, it is anticipated, under current market conditions, that each Fund will have an average credit quality of at least investment grade.

Securities rated Ba and below by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P and Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.  Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.  The ratings of Fitch, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal.  To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Fund invests in rated securities.

Municipal Bonds

Although the Funds do not anticipate investing in municipal bonds as a principal part of its investment strategy, the Funds reserve the right to acquire municipal bonds.  The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Funds may therefore be more dependent on the analytical abilities of the Advisors.  The secondary market for municipal bonds, particularly the below investment grade bonds in which the a Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt.

Strategic Transactions and Risk Management

Consistent with its investment objective and policies set forth herein and its prospectus, a Fund may also enter into certain transactions to manage the Fund’s risks and to seek to increase the Fund’s returns.  In particular, a Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate, credit and other derivative transactions (collectively, ‘‘Strategic Transactions’’).  Strategic Transactions may be used to attempt to protect against possible changes in the market value of a Fund’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities.  Any or all of these Strategic Transactions may be used at any time.  There is no particular strategy that requires use of one technique rather than another.  Use of any Strategic Transaction is a function of market conditions.  The ability of a Fund to manage them successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured.  The Strategic Transactions that a Fund may use are described below.  Although the Funds recognizes it is not likely that the Fudns will use certain of these strategies in light of their respective investment policies, these strategies are nevertheless described herein because the Funds may seek to use these strategies in certain circumstances.  See Appendix D of this Statement of Additional Information for additional information regarding Strategic Transactions.

Futures Contracts and Options on Futures Contracts.  In connection with its Strategic Transactions and other risk management strategies, a Fund may also enter into contracts for the purchase or sale for future delivery (‘‘futures contracts’’) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. Government debt securities or options on the above. A Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.

Forward Foreign Currency Contracts.  A Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. A Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire.  A Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.  A Fund may also use forward currency contracts to shift the Fund’s exposure to foreign currency exchange rate changes from one currency to another.  For example, if a Fund owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.  A Fund may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. A Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated.  This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which a Fund’s existing investments are denominated. A Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

Call Options.  The Funds may purchase call options on any of the types of individual securities, indices or instruments in which it may invest.  A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period.  The Funds also are authorized to write (i.e., sell) covered call options on the individual securities, indices or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options.  A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.  Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.  The Funds also are authorized to write (i.e., sell) uncovered call options on individual securities, indices or instruments in which it may invest but that are not currently held by the Funds. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities, indices or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker dealer through which it sold the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised.  In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission).  Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio.  Such segregation will not limit a Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

Put Options.  The Funds are authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return.  By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

The Funds also have authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Funds, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments.  A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to cover its potential obligations under the put options and under any other transactions (excluding calls) that would be treated as senior securities under the Investment Company Act.

The Funds are also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Funds do not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

In connection with such transaction, a Fund will segregate liquid securities or cash with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit a Fund’s exposure to loss.

Interest Rate Transactions.  Among the Strategic Transactions in which a Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors.  A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Funds use these transactions for risk management purposes and not as a speculative investment. A Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset based or liability based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes, the Advisors and the Funds believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. A Fund will accrue the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit Derivatives.  A Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by a Fund. A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

New Products.  The financial markets continue to evolve and financial products continue to be developed. The Funds reserve the right to invest in new financial products as they are developed or become more widely accepted.  As with any new financial product, these products will entail risks, including risks to which the Funds currently are not subject.

Appendix D contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Funds’ other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in a Fund’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; (d) the obligation to meet additional variation margin or other payment requirements; and (e) with respect to over-the-counter transactions, credit risk with respect to the counterparty to the transaction, all of which could result in a Fund being in a worse position than if such techniques had not been used.

 Restricted and Illiquid Securities

Certain of the Funds' investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market.  The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

 When-Issued and Forward Commitment Securities

A Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that a Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

 Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time a Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If a Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which a Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by a Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, a Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

 Repurchase Agreements

As temporary investments, a Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. A Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

 Lending of Securities

A Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Fund ("Qualified Institutions"). By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33⅓% of the value of the Fund's total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days.  All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions with respect to lending securities, subject to review by the Fund's board.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's board. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

 Leverage

At times, a Fund expects to utilize leverage through borrowings, the issuance of short-term debt securities, the issuance of preferred shares or a combination thereof.  The Funds may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements.  The Funds are permitted to issue senior securities representing indebtedness up to 33⅓% of their Managed Assets (the Fund’s net assets plus the proceeds of any outstanding borrowings used for leverage).  If the Funds segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation.  However, PSW and PSY currently voluntarily limits its aggregate economic leverage to 50% of its Managed Assets, and BTZ and BPP currently voluntarily limits its aggregate economic leverage to 33⅓%of its Managed Assets.  The Funds also have the ability to utilize leverage through the issuance of preferred shares in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance).

A Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to common shareholders than that obtainable if the common shares were unleveraged for any significant amount of time. A Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. A Fund at times may borrow from affiliates of the Investment Advisor, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace for borrowings for leverage and the issuance of preferred shares. When a Fund is utilizing leverage, the fees paid to the Investment Advisor for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on an aggregate of (i) the Fund’s net assets (including the proceeds from the issuance of any preferred shares) and (ii) the proceeds of any outstanding borrowings used for leverage.

A Fund’s use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred shares.  Such difference in return may result from the short-term nature of the Fund’s borrowing compared to the longer term nature of its investments.  Because the total assets of a Fund (including the assets obtained from leverage) will generally be invested in the higher yielding portfolio investments, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced.  Furthermore, if long-term rates rise, the common shares net asset value will reflect any decline in the value of portfolio holdings resulting therefrom.

Leverage creates certain risks for holders of common shares, including the likelihood of greater volatility of net asset value and market price of common shares or fluctuations in dividends paid on common shares, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred shares may affect the return to the holders of common shares and increased operating costs which may reduce a Fund’s total return. To the extent the total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund’s return will be greater than if leverage had not been used. Conversely, if the total return from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Advisor in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the total return on the assets purchased. A Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of classes of preferred shares involves offering expenses and other costs and may limit a Fund’s freedom to pay dividends on common shares or to engage in other activities. Borrowings and the issuance of a class of preferred shares create an opportunity for greater return per common shares, but at the same time such borrowing is a speculative technique in that it will increase a Fund’s exposure to capital risk. Unless the total return on assets acquired with borrowed funds or preferred shares offering proceeds exceed the cost of borrowing or issuing classes of preferred securities, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Certain types of borrowings may result in a Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on the common shares in certain instances. A Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Investment Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage a Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, due to these covenants or restrictions, a Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Advisor otherwise views as favorable. A Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the short term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Advisor from managing a Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, a Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed  33⅓%of the value of the Fund’s total assets). Additionally, under the 1940 Act, a Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, a Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the applicable Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%.

A Fund’s willingness to borrow money and issue debt securities or preferred shares for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Advisor’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

During periods when a Fund has outstanding borrowings for leverage or preferred shares outstanding, the fees paid to the Investment Advisor for investment advisory and management services will be higher than if the Fund did not borrow or issue preferred shares because the fees paid will be calculated on the basis of an aggregate of (i) the Fund’s average daily net assets (including proceeds from the sale of preferred shares) and (ii) the proceeds of any outstanding borrowings used for leverage. Consequently, a Fund and the Investment Advisor may have differing interests in determining whether to leverage the Fund’s assets. The Board of each Fund will monitor this potential conflict with respect to its Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds' risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Funds' investment objectives, policies and techniques.

Non-Payment Risk.  The debt securities in which the Funds invest are subject to the risk of non-payment of interest and principal.  When a borrower or issuer fails to make scheduled interest or principal payments on a debt security, the value of the security, and hence a Fund’s net asset value, and potentially the market value of a Fund’s shares of common stock, may go down.  While a senior position in the capital structure of a borrower may provide some protection with respect to certain of a Fund’s investments, losses may still occur.

Reinvestment Risk.  Reinvestment risk is the risk that income from a Fund’s bond portfolio will decline if and when such Fund invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio’s current earnings rate.  A decline in income could affect a Fund’s ability to pay dividends on common shares.

Call Risk.  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or “call” their securities before their maturity dates.  In this event, the proceeds from the called securities would likely be reinvested by a Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.  A decline in income could affect a Fund’s ability to pay dividends on its common shares.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk.  Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues.  In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

Unrated Securities Risk.  Because a Fund may purchase securities that are not rated by any rating organization, the Advisors may, after assessing their credit quality, internally assign ratings to certain of those securities in categories of those similar to those of rating organizations.  Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

Investment Companies and ETFs Risk. Subject to the limitations set forth in the 1940 Act and the Charter or as otherwise permitted by the SEC, a Fund may acquire shares in other investment companies and in Exchange-Traded Funds ("ETFs"), some of which may be investment companies.  The market value of the shares of other investment companies and ETFs may differ from their net asset value.  As an investor in investment companies and ETFs, a Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

The securities of other investment companies and ETFs in which a Fund may invest may be leveraged.  As a result, a Fund may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s Common Shares) will be diminished.

Common Stock Risk.  The Funds may invest in any type of common stock. Although common stocks have historically generated higher average total returns than fixed -income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed -income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Dividend Risk.  Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors.  There is no guarantee that the issuers of the common stocks in which each Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.  A Fund's distributions that are attributable to "qualified dividend income" received by such Fund will generally be eligible for a reduced tax rate in the case of Fund shareholders that are individuals for taxable years beginning before January 1, 2013.  There is no assurance as to what portion of each Fund's distributions will constitute qualified dividend income.  Dividends received by each Fund from real estate investment trust ("REIT") shares and certain foreign securities, if any, generally will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to "qualified dividend income" and therefore it is possible that, depending upon the composition of the stocks in the Fund's portfolio after application of the Fund's investment strategy, a portion of the Fund's distributions will not constitute qualifying dividends eligible for the reduced tax rate.

Convertible Securities.  Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Securities Lending Risk.  A Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral or the limit prescribed by applicable law to banks, brokers and other financial institutions.  In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.  The Fund receives the income on the loaned securities.  If a Fund lends tax-exempt securities, income received by the Fund in respect of the interest on such securities may not be tax-exempt to the Fund during the period of the loan.  Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral.  Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.  As a result, the Fund’s yield may increase.  Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.  A Fund is obligated to return the collateral to the borrower at the termination of the loan.  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, a Fund may lose money and there may be a delay in recovering the loaned securities.  A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  These events could trigger adverse tax consequences for the Fund.  A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral.  In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities.  A Fund could also experience delays and costs in gaining access to the collateral.  A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

A Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by a Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.

Management Risk.  Each Fund is subject to management risk because each is an actively managed investment portfolio.  The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.  A Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with bonds.

Reliance on the Advisors.  Each Fund is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock.  The Advisors are not required to devote their full time to the business of a Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Fund.  The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of a

Fund.  For additional information on BlackRock Advisors and BlackRock, see “Management of the Fund—Investment Advisor and Sub-Advisor.”

Reliance on Service Providers.  Each Fund relies upon the performance of service providers to perform various functions.  In particular, the Advisors and the Fund's Custodian, accounting agent and transfer agent, and their respective delegates, if any, will perform services that are integral to the Fund’s operations and financial performance.  Failure by any service provider to carry out its obligations to a Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders.  The termination of a Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Information Technology Systems.  Each Fund is dependent on the Advisors for certain management services as well as back-office functions.  The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds.  It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control.  Any such information technology-related difficulty could harm the performance of a Fund.  Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of a Fund.  Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of a Fund.

Misconduct of Employees and of Service Providers.  Misconduct or misrepresentations by employees of the Advisors or a Fund’s service providers could cause significant losses to the Fund.  Employee misconduct may include binding a Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing.  Losses could also result from actions by a Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets.  In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting a Fund’s business prospects or future marketing activities.  Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts.  As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Potential Conflicts of Interest of the Advisors and Others.  BlackRock, BlackRock’s affiliates and BlackRock’s significant shareholders (“Significant Shareholders”) are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund.  BlackRock, its affiliates and Significant Shareholders may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund.  Neither BlackRock nor its affiliates or Significant Shareholders are under any obligation to share any investment opportunity, idea or strategy with the Funds.  As a result, BlackRock, its affiliates and Significant Shareholders may compete with the Funds for appropriate investment opportunities.  The results of a Fund’s investment activities, therefore, may differ from those of an affiliate, Significant Shareholder or another account managed by an affiliate or Significant Shareholder, and it is possible that the Fund could sustain losses during periods in which one or more affiliates or Significant Shareholders and other accounts achieve profits on their trading for proprietary or other accounts.  Subject to the requirements of the 1940 Act, BlackRock, its affiliates and Significant Shareholders intend to engage in such activities and may receive compensation from third parties for their services.  The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company as well as affiliated persons of such affiliated persons.  Among others, affiliated persons of an investment company means (i) any person directly or indirectly owning, controlling, or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; (ii) any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such investment company; (iii) any person directly or indirectly controlling, controlled by, or under common control with, such investment company; (iv) any officer, director, partner, copartner, or employee of such investment company; (v) any investment adviser of such investment company or any member of an advisory board of the investment company; and (vi) if such investment company is an unincorporated investment company not having a board of directors, the depositor thereof.  BlackRock has adopted policies and procedures designed to address potential conflicts of interests.  For additional information about potential conflicts of interest, and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest.”

Legal, Tax and Regulatory Risks.  Legal, tax and regulatory changes could occur that may materially adversely affect a Fund.  For example, the regulatory and tax environment for derivative instruments in which a Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by a Fund and the ability of a Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources.  If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits.

DIRECTORS/TRUSTEES AND OFFICERS

 The Board Members

The Board of each Fund currently consists of 11 individuals, nine of whom are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Advisors or their affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”).  The Funds are each included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

The Boards have overall responsibility for the oversight of each Fund. The Chair of each Board is an Independent Board Member, and the Chair of each Board committee (each, a “Committee”) is an Independent Board Member.  The Board of each Fund has six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee and a Leverage Committee.  The Chair of each Board’s role is to preside at all meetings of the Board of each Fund, and to act as a liaison with service providers, officers, attorneys, and other board members generally between meetings.  The Chair of each Committee performs a similar role with respect to such Committee.  The Chair of each Board or a Committee may also perform such other functions as may be delegated by each Board or the Committee from time to time.  The Independent Board Members meet regularly outside the presence of Fund management, in executive session or with other service providers to the Fund.  The Board of each Fund has regular meetings five times a year, including a meeting to consider the approval of the Fund’s investment advisory agreements, and may hold special meetings if required before its next regular meeting.  Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board of each Fund and reports its findings to the Board.  The Board of each Fund and each standing Committee conduct annual assessments of their oversight function and structure.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board of each Fund to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board of each Fund has engaged the Advisors to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisors, other service providers, the operations of the Fund and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s governing document, and the Fund’s investment objectives and strategies.  The Board of each Fund reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques.  Each Board also conducts reviews of the Advisors and their role in running the operations of the respective Fund.

Day-to-day risk management with respect to each Fund is the responsibility of the Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisors.  Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  While there are a number of risk management functions performed by the Advisors or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to each Fund.  Risk oversight is part of each Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities.  The Board of each Fund, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the respective Fund, the Advisors, and internal auditors for the Investment Advisor or its affiliates, as appropriate, regarding risks faced by such Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the board members, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks.  The Board of each Fund has appointed a Chief Compliance Officer for each Fund, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.  The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of its Fund. The Audit Committee’s responsibilities include, without limitation, (i) approving the selection, retention, termination and compensation of its Fund’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for its Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of its Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing its Fund’s audited and unaudited financial statements and disclosure in its Fund’s shareholder reports relating to its Fund’s performance; (vi) assisting the Board in considering the performance of its Fund’s internal audit function provided by its Investment Advisor, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting. Each Fund's Audit Committee met 8 times during the fiscal year ended October 31, 2011.  A copy of the Audit Committee Charter for its Funds can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

The members of the Governance and Nominating Committee (the “Governance Committee”) are R. Glenn Hubbard (Chair), Michael J. Castellano, Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen R. Robards all of whom are Independent Board Members. The principal responsibilities of the Governance Committee are (i) identifying individuals qualified to serve as Independent Board Members of its Fund and recommending Independent Board Member nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members.

The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing its Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing its Fund in determining whether one or more new board members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide its Fund. The Board Member biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to its Fund.

The Governance Committee may consider nominations for board members made by its Fund’s shareholders as it deems appropriate. Under each Fund’s Bylaws, shareholders must follow certain procedures to nominate a person for election as a board member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of its Fund at its principal executive offices. A Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s meeting. Assuming that the 2013 annual meeting of a Fund is held within 25 days of July 27, 2013, the Fund must have received notice pertaining to the 2013 annual meeting of stockholders no earlier than Wednesday, February 27, 2013 and no later than Friday, March 29, 2013. However, if the Fund holds its 2013 annual meeting on a date that is not within 25 days before or after July 27, 2013, the Fund must receive the notice no later than ten days after the earlier of the date the Fund first provides notice of the meeting to stockholders or announces it publicly.

Each Fund’s Bylaws provide that notice of a proposed nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted board member qualification requirements which can be found in each Fund’s Bylaws and are applicable to all board members that may be nominated, elected, appointed, qualified or seated to serve as board members. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. Additionally, each Independent Board Member must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a stockholder owning more than five percent of the Fund’s voting securities or owning other percentage ownership interests in registered investment companies. Reference is made to each Fund’s Bylaws for more details. A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com. During the fiscal year ended October 31, 2011 for each Fund, the Governance Committee met 7 times.

The members of the Compliance Committee are Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving its Fund, the fund-related activities of BlackRock, and any sub-advisor and its Fund’s other third-party service providers. The Compliance Committee’s responsibilities include, without limitation, (i) overseeing the compliance policies and procedures of its Fund and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning its Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to its Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of its Fund’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Board of each Fund has adopted a written charter for the Compliance Committee. Each Fund's Compliance Committee met 6 times during the fiscal year ended October 31, 2011.

The members of the Performance Oversight Committee (the “Performance Oversight Committee”) are Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee its Fund’s investment performance relative to the Fund’s investment objectives, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation, (i) reviewing its Fund’s investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing its Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether its Fund has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of its Fund’s investments. The Board of each Fund has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended October 31, 2011 for each Fund, the Performance Oversight Committee met 4 times.

As of March 31, 2012, the members of the Executive Committee are Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and Paul L. Audet, who serves as an interested board member. The principal responsibilities of the Executive Committee include, without limitation, (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board.  The Board of each Fund has adopted a written charter for the Executive Committee.  Each Fund's Executive Committee, except for BPP, met 3 times during the fiscal year ended October 31, 2011.  BPP's Executive Committee met 4 times during the fiscal year ended October 31, 2011.

The Members of the Leverage Committee are Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, and W. Carl Kester, each of whom are Independent Board Members, and Henry Gabbay, who serves as an interested board member.  The Leverage Committee was originally formed for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced Auction Market Preferred Share (“AMPS”) liquidity on each fund in the Closed-End Complex using AMPS for leverage, to evaluate the liquidity considerations of the AMPS holders and to oversee other financial leverage-related issues as delegated by the Board, each in a manner consistent with the Fund’s and its shareholders’ best interests and investment strategies. The Leverage Committee was originally constituted in March 2008 as an ad hoc committee on AMPS for each fund in the Closed-End Complex utilizing AMPS for leverage. This committee was converted to a standing committee in 2011, was renamed the “Leverage Committee” and was expanded to include all funds in the Closed-End Complex in April 2012.  The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Board Members in pursuing the best interests of its Fund and its shareholders; (ii) to oversee its Fund’s usage of leverage, including its Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. The Board, including at least a majority of the Independent Board Members, has adopted a written Charter for the Leverage Committee.  During the fiscal year ended October 31, 2011, for each Fund, the Leverage Committee met 15 times.

 Biographical Information

Certain biographical and other information relating to the Board Members and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Advisor or its affiliates (the “Fund Complex”) and any public directorships or trusteeships. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The officers of the Funds serve at the pleasure of the Board Members or until their successors have been duly elected and qualified.

Board Members' Biographical Information.  Please refer to the below table which identifies the Board Members which sets forth certain biographical information about the Board Members, for all of the Funds.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Board Members

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Board Member and Chair of the Boards	2013; 2007 to present
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				97 R1Cs consisting of 93 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Board Member, Vice Chair of the Boards and Chair of the Inc. Audit Committee	2013 (for PSW and PSY) and 2015 (for BTZ and BPP); 2007 to present
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				97 R1Cs consisting of 93 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Board Member and Member of the Audit Committee	2013 (for PSW and PSY) and 2014 (for BTZ and BPP); 2011 to present
Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.
				97 R1Cs consisting of 93 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Board Member and Member of the Audit Committee	2013 (for PSW and PSY) and 2015 (for BTZ and BPP); 2007 to present
Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				97 R1Cs consisting of 93 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York NY 10055 1941	Board Member	2013; 2007 to present
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995;
				97 R1Cs consisting of 93 Portfolios	The McClatchy Company (publishing); BellSouth (telecom-munications); Knight Ridder (publishing)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Board Member and Member of the Audit Committee	2013 (for PSW and PSY) and 2015 (for BTZ and BPP); 2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	97 R1Cs consisting of 93 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Board Member	2013; 2007 to present
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				97 R1Cs consisting of 93 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Board Member	2013 (for PSW and PSY) and 2014 (for BTZ and BPP); 2007 to present
Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.
				97 R1Cs consisting of 93 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Board Member and Member of the Audit Committee	2013 (for PSW and PSY) and 2014 (for BTZ and BPP); 2007 to present
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of
				97 R1Cs consisting of 93 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

Interested Board Members†

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Board Member	2013 (for PSW and PSY) and 2014 (for BTZ and BPP); 2011 to present
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				159 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Board Member	2013; 2007 to present
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.
				159 RICs consisting of 278 Portfolios	None
________________________
*
Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007.  As a result, although the chart shows certain Board Members as joining the Boards in 2007, each Board Member first became a member of the Boards of

Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh since 1994; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998.  Each Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 72; however, in 2011 the Boards adopted a resolution extending the mandatory retirement age for Mr. Flynn so that he can serve until December 31 of the year in which he turns 73. Mr. Flynn will turn 73 in 2012.

**	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the Funds.

***	Directorships disclosed under this column do not include directorships disclosed under the column "Principal Occupation(s) During Past Five Years."

†
Mr. Audet is an “interested person” (as defined in the 1940 Act) of the Funds by virtue of his current position with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock and his ownership of BlackRock and/or The PNC Financial Services Group, Inc. securities. Mr. Gabbay is an “interested person” (as defined in the 1940 Act) of the Funds by virtue of his ownership of BlackRock and/or The PNC Financial Services Group, Inc. securities.

 Board Member Qualifications

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a board member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s Bylaws. Furthermore, in determining that a particular board member was and continues to be qualified to serve as a board member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of stockholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Advisor, the Sub-Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as board members. Each board member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member or trustee of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Fund's Board Members that support the conclusion that they should serve on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh
Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices.  Mr. Cavanagh created the "blue ribbon" Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements.  Mr. Cavanagh's service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions.  Mr. Cavanagh's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding

Board Members/Nominees	Experience, Qualifications and Skills

of the Funds, their operations, and the business and regulatory issues facing the Funds.  Mr. Cavanagh's independence from the Funds and the Funds' investment advisor enhances his service as Chair of the Boards, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards
The Boards benefit from Ms. Robards's many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities.  Ms. Robards's prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds' investment decisions and investment valuation processes.  Additionally, Ms. Robards's experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies.  Ms. Robards's long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.  Ms. Robards's knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund's Audit Committee.  Ms. Robards's independence from the Funds and the Funds' investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance and Nominating Committee and Leverage Committee.

Michael J. Castellano
The Boards benefit from Mr. Castellano's career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. And as a Managing Director and Chief Financial Officer of Lazard Group.  Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch's capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm.  Mr. Castellano is a Director and a member of each Fund's Audit Committee, Governance and Nominating Committee and Performance Oversight Committee.  Mr. Castellano's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee.  Mr. Castellano's independence from the Funds and the Funds' investment advisor enhances his service as a member of the Audit Committee, Governance and Nominating Committee and Performance Oversight Committee.

Frank J. Fabozzi
Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society's Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute.  The Boards benefit from Dr. Fabozzi's experiences as a professor and author in the field of finance.  Dr. Fabozzi's experience as a Professor of Finance at EDHEC Business School, as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas.  Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered

Board Members/Nominees	Experience, Qualifications and Skills

standard references in the investment management industry.  Dr. Fabozzi's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds.  Moreover, Dr. Fabozzi's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee.  Dr. Fabozzi's independence from the Funds and the Funds' investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee and Leverage Committee.

Kathleen F. Feldstein
Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm,  benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein's experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein's long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein's independence from the Funds and the Funds' investment advisor enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn
Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn's five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. Mr. Flynn's independence from the Funds and the Funds' investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Jerrold B. Harris
Mr. Harris's time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris's position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris's independence from the Funds and the Funds' investment advisor fosters his role as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard
Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard's experience as an adviser to

Board Members/Nominees	Experience, Qualifications and Skills

the President of the United States adds a dimension of balance to the Funds' governance and provides perspective on economic issues. Dr. Hubbard's service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard's independence from the Funds and the Funds' investment advisor enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester
The Boards benefit from Dr. Kester's experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. In addition, Dr. Kester's independence from the Funds and the Funds' investment advisor enhances his service as a member of the Governance and Nominating Committee, Performance Oversight Committee and the Leverage Committee.

Paul L. Audet
Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 30 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock's Global Cash Management business. Mr. Audet currently is a member of BlackRock's Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC's Mergers & Acquisitions Unit. Mr. Audet is a member of the Executive Committee.

Henry Gabbay
The Boards benefit from Dr. Gabbay's many years of experience in administration, finance and financial services operations. Dr. Gabbay's experience as a Managing Director of BlackRock, Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Dr. Gabbay's former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisor. Dr. Gabbay's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Gabbay serves as a member of the Leverage Committee.

 The Executive Officers

The executive officers of each Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055.

Each executive officer is an "interested person" of the Funds (as defined in the 1940 Act) by virtue of that individual's position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Annual; Since 2011
Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Annual; Since 2007
Managing Director of BlackRock, Inc. since 2000; Chief Marketing Officer of BlackRock, Inc. since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock's Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock's U.S. Retail Group from 2006 to 2009; Head of BlackRock's Mutual Fund Group from 2000 to 2006.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010; Associate of BlackRock, Inc. from 2006 to 2007.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Annual; Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009 and Co-head of Product Development and Management for BlackRock's U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of MLIM and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer ("CCO") and Anti-Money Laundering Officer	Annual; Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Annual; Since 2012
Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

 Indemnification of Board Members and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund's governing documents are subject to any limitations imposed by applicable law.

The Funds in the Closed-End Complex have also entered into a separate indemnification agreement with the Board Members of each Board (the "Indemnification Agreement"). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund's governing documents to Board Members who leave that Fund's Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund's governing documents once a director retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.'s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires the Funds' directors, executive officers, persons who own more than ten percent of a registered class of a Fund's equity securities, the Investment Advisor and certain officers of the Investment Advisor, to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its directors, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all applicable SEC filing requirements.

 Share Ownership

Information relating to each director's share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director ("Supervised Funds") as of April 30, 2012 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Equity Securities in PSW	Aggregate Dollar Range of Equity Securities in PSY	Aggregate Dollar Range of Equity Securities in BPP	Aggregate Dollar Range of Equity Securities in BTZ	Aggregate Dollar Range of Equity Securities in Supervised Funds
Paul L. Audet	None	None	None	None	Over $100,000
Michael J. Castellano	None	$10,001-$50,000	None	None	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Frank J. Fabozzi	$1-$10,000	None	$1-$10,000	$1-$10,000	Over $100,000
Kathleen F. Feldstein	None	None	$1-$10,000	$1-$10,000	Over $100,000
James T. Flynn	None	None	None	None	Over $100,000
Henry Gabbay	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000	Over $100,000
Jerrold B. Harris	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
R. Glenn Hubbard	None	None	$1-$10,000	$1-$10,000	Over $100,000
W. Carl Kester	$1-$10,000	$1-$10,000	$1-$10,000	None	Over $100,000
Karen P. Robards	$1-$10,000	$1-$10,000	None	None	Over $100,000

Name of Board Member	Aggregate Dollar Range of Share Equivalents in PSW	Aggregate Dollar Range of Share Equivalents in PSY	Aggregate Dollar Range of Share Equivalents in BPP	Aggregate Dollar Range of Share Equivalents in BTZ	Aggregate Dollar Range of Equity Securities and Share Equivalents in Supervised Funds
Paul L. Audet	None	None	None	None	Over $100,000
Michael J. Castellano	None	$10,001-$50,000	None	$10,001-$50,000	Over $100,000
Richard E. Cavanagh	None	$50,001-$100,000	None	$50,001-$100,000	Over $100,000
Frank J. Fabozzi	None	$50,001-$100,000	None	$50,001-$100,000	Over $100,000
Kathleen F. Feldstein	None	$50,001-$100,000	None	$50,001-$100,000	Over $100,000
James T. Flynn	None	Over $100,000	None	Over $100,000	Over $100,000
Henry Gabbay	None	None	None	None	Over $100,000
Jerrold B. Harris	None	Over $100,000	None	$50,001-$100,000	Over $100,000
R. Glenn Hubbard	None	$50,001-$100,000	None	Over $100,000	Over $100,000
W. Carl Kester	None	$50,001-$100,000	None	$50,001-$100,000	Over $100,000
Karen P. Robards	None	$50,001-$100,000	None	$50,001-$100,000	Over $100,000

As of April 30, 2012, the officers and Board Members as a group owned an aggregate of less than 1% of the outstanding shares of any Supervised Fund.  As of April 30, 2012, none of the Independent Board Members of the Funds or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of the Funds or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Funds, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Compensation of Board Members

Each Independent Board Member is paid an annual retainer of $250,000 per year for his or her services as a director of the Supervised Funds and each director may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.  In addition, the Chair and Vice-Chair of the Boards are paid an additional annual retainer of $120,000 and $40,000, respectively.  The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively.  Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000.  For the year ended December 31, 2011, the Supervised Funds reimbursed Independent Board Member expenses in an aggregate amount of $46,446.

Dr. Gabbay is an interested person of the Funds and serves as an interested director of three groups of BlackRock-advised funds—one complex of closed-end funds (the "Closed-End Complex") and two complexes of open-end funds (the "Equity-Liquidity Complex" and the "Equity-Bond Complex"; each such complex, a "BlackRock Fund Complex").  Dr. Gabbay receives for his services as a director of such BlackRock Fund Complexes (i) an annual retainer of $531,250 allocated to the funds in these three BlackRock Fund Complexes, including the Funds, based on their net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750

(with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay's compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each Board Member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards, as well as the full Leverage Committee member retainer.  The Boards of the Funds or of any other fund in a BlackRock Fund Complex may modify the Board Members' compensation from time to time depending on market conditions and Dr. Gabbay's compensation would be impacted by those modifications.

Each Fund pays a pro rata portion quarterly (based on the relative net assets) of the foregoing director fees paid by the funds in the Closed-End Complex for which they serve.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member's total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member and Dr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. On July 28, 2011, Richard Davis resigned from Board and Paul L. Audet was elected by shareholders of the Funds to the Board. Mr. Audet serves without compensation from the Funds because of his affiliation with BlackRock and the Investment Advisor.

	Aggregate Compensation from PSW(1)	Aggregate Compensation from PSY(1)	Aggregate Compensation from BPP(1)	Aggregate Compensation from BTZ(1)	Total Compensation from Closed-End Complex(12)	Number of Registered Investment Companies in Closed-End Complex Overseen by Board Member
Michael J. Castellano (11)	$595	$2,537	$1,232	$3,989	$196,429	97
Richard E. Cavanagh (2)(13)	$1,614	$6,867	$3,334	$10,851	$395,000	97
Frank J. Fabozzi (3)(13)	$1,333	$5,671	$2,753	$8,964	$320,000	97
Kathleen F. Feldstein (4)	$949	$4,037	$1,961	$6,372	$250,000	97
R. Glenn Hubbard (5)(10)	$974	$4,144	$2,013	$6,541	$260,000	97
James T. Flynn (6)	$1,030	$4,383	$2,129	$6,918	$275,000	97
Jerrold B. Harris (7)	$1,060	$4,511	$2,191	$7,124	$270,000	97
W. Carl Kester (8)(13)	$1,258	$5,352	$2,598	$8,461	$300,000	97
Karen P. Robards (9)(13)	$1,600	$6,808	$3,305	$10,762	$375,000	97
Henry Gabbay (10)(13)	$953	$4,052	$1,966	$6,377	$212,500	97
________________________
(1)	Information is for the Fund's most recent fiscal year.

(2)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $477,558 as of 12/31/11.

(3)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $440,478 as of 12/31/11.

(4)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $473,276 as of 12/31/11.

(5)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $689,091 as of 12/31/11.

(6)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $668,240 as of 12/31/11.

(7)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $617,214 as of 12/31/11.

(8)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $364,495 as of 12/31/11.

(9)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $347,148 as of 12/31/11.

(10)	As of December 31, 2011, the Board Member did not participate in the deferred compensation plan.

(11)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $40,702 as of 12/31/11.

(12)
Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2011. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Kester, Ms. Robards and Mr. Castellano deferred $37,000, $29,500, $75,000, $137,500, $135,000, $75,000, $70,000 and $41,250.

(13)	Each Leverage Committee member was paid a retainer of $25,000 for the year ended December 31, 2011.

INVESTMENT MANAGEMENT AGREEMENTS

 Investment Management Agreement

The investment management agreement between each Fund and the Investment Advisor was approved by the respective Fund's Boards, including a majority of the Independent Board Members.  Certain administrative services are also provided to the Funds by the Investment Advisor pursuant to the investment management agreement between each Fund and the Investment Advisor.  The Investment Advisor and its affiliates provide each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds' websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements).

PSW and PSY each pays the Investment Advisor a monthly management fee of 0.60% based on an aggregate of (i) the Fund's average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.  "Net Assets" means the total assets of the Fund minus the sum of the accrued liabilities.  The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's Net Asset Value.

BPP and BTZ each pays the Investment Advisor a monthly management fee of 0.65% based on the Fund's average weekly Managed Assets.  ‘‘Managed Assets’’ means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.62% of the Combined Fund's average weekly Managed Assets.

The investment management agreements continue in effect for a period of two years from their respective effective dates, and if not terminated earlier, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the applicable Fund's Board or the vote of a majority of the securities of the applicable Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members of the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval.  The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of the applicable Fund's Board or a majority of the outstanding voting securities of the applicable Fund) or by the Investment Advisor, upon 60 days' written notice by either party to the other which can be waived by the non-terminating party.  The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor's part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the investment management agreement.  The investment management agreements also provide for indemnification by each Fund of the Investment Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund.  However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees, net of any applicable fee waiver, paid by the Funds to the Investment Advisor.

Advisory Fees Paid to the Investment Advisor

For the Fiscal Year/Period Ended	Paid to the Investment Advisor
	PSW	PSY	BPP	BTZ
October 31, 2011	$884,816	$3,796,125	$1,838,844	$6,192,077
October 31, 2010	$894,188	$3,751,752	$1,863,029	$6,456,622
October 31, 2009	$732,203	$3,091,438	$1,631,690	$5,363,633

For the Fiscal Year Ended	Waived by the Investment Advisor
	PSW	PSY	BPP	BTZ
October 31, 2011	$896	$3,835	$3,273	$10,610
October 31, 2010	$16,708	$56,440	$26,236	$96,105
October 31, 2009	$14,003	$14,491	$21,506	$95,646

Sub-Investment Advisory Agreements

BlackRock Financial Management, Inc. acts as the sub-advisor for each Fund and BlackRock Investment Management, LLC also acts as the sub-advisor for BTZ (each, a "Sub-Advisor" and collectively, the "Sub-Advisors").  The Investment Advisor and each Fund has entered into a separate sub-advisory agreement with each Sub-Advisor under which the Investment Advisor pays the Sub-Advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Investment Advisor.  The Investment Advisor, and not any of the Funds, would be responsible for paying the Sub-Advisor from its advisory compensation.

The sub-investment advisory agreements continue in effect for a period of two years from their effective dates, and if not terminated earlier, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of a Fund's Board or the vote of a majority of the outstanding voting securities of a Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members, cast in person at a meeting called for the purpose of voting on such approval.  The agreements may be terminated at any time, without the payment of any penalty, by a Fund or the Investment Advisor (upon the vote of a majority of a Fund's Board or a majority of the outstanding voting securities of a Fund) or by the Sub-Advisor, upon 60 days' written notice by either party to the other, which notice can be waived by the non-terminating party.  The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The sub-investment advisory agreements provide that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor's part in the performance of its duties or from reckless disregard by the Sub-Advisor of its duties under the sub-investment advisory agreement.  The sub-investment advisory agreements also provide for indemnification by each Fund of the sub-investment advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Sub-Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund.  However, the services of the Sub-Advisor are not exclusive, and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The following table sets forth the sub-advisory fees paid by the Investment Advisor to the Sub-Advisors.

Advisory Fees Paid to BlackRock Financial Management, Inc.

For the Fiscal Year Ended	PSW	PSY	BPP	BTZ
October 31, 2011	$0	$0	$696,386	$3,219,340
October 31, 2010	$0	$0	$696,667	$3,300,657
October 31, 2009	$0	$0	$617,627	$2,756,668

Advisory Fees Paid to BlackRock Investment Management, LLC

For the Fiscal Year Ended	BTZ
October 31, 2011	$1,423,939
October 31, 2010	$1,459,906
October 31, 2009	$1,219,296

OTHER AGREEMENTS
Fund Accounting Agreement

Fund accounting services are provided to the Funds by State Street Bank and Trust Company (the "Accounting Services Provider") pursuant to a fund accounting agreement that was entered into by the Funds and State Street Bank and Trust Company.  The table below shows the amounts paid by the Funds to the Accounting Services Provider and to the Investment Advisor for such services for the periods indicated:

Accounting Services	BTZ

For the Fiscal Year	Paid to State Street	Paid to the Investment Advisor
October 31, 2011	$130,008	$0
October 31, 2010	$135,929	$19,636
October 31, 2009	$149,817	$14,113

Accounting Services	PSW

For the Fiscal Year	Paid to State Street	Paid to the Investment Advisor
October 31, 2011	$42,295	$0
October 31, 2010	$24,538	$2,966
October 31, 2009	$20,017	$1,913

Accounting Services	PSY

For the Fiscal Year	Paid to State Street	Paid to the Investment Advisor
October 31, 2011	$89,744	$0
October 31, 2010	$107,286	$12,303
October 31, 2009	$112,045	$8,364

Accounting Services	BPP

For the Fiscal Year	Paid to State Street	Paid to the Investment Advisor
October 31, 2011	$56,942	$0
October 31, 2010	$63,294	$5,600
October 31, 2009	$80,004	$4,214

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For BTZ, as of October 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Cucunato	6	20	77	0	0	2
	$1.522 Billion	$141 Billion	$36.52 Billion	$0	$0	$855.4 Million
Stephan Bassas	3	9	72	0	0	0
	$790.8 Million	$11.62 Billion	$35.25 Billion	$0	$0	$0
Mitchell Garfin	13	7	25	0	3	4
	$9.06 Billion	$3.91 Billion	$6.17 Billion	$0	$204.5 Million	$570.3 Million

For PSW, as of October 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffery Cucunato	6	20	77	0	0	2
	$2.14 Billion	$141 Billion	$36.52 Billion	$0	$0	$855.4 Million
Stephan Bassas	3	9	72	0	0	0
	$1.41 Billion	$11.62 Billion	$35.25 Billion	$0	$0	$0
Mitchell Garfin	13	7	25	0	3	4
	$9.67 Billion	$3.91 Billion	$6.17 Billion	$0	$205 Million	$570.3 Million

For PSY, as of October 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Cucunato	6	20	77	0	0	2
	$1.06 Billion	$141 Billion	$36.52 Billion	$0	$0	$855.4 Million
Stephan Bassas	3	9	72	0	0	0
	$1.79 Billion	$11.62 Billion	$35.25 Billion	$0	$0	$0
Mitchell Garfin	13	7	25	0	3	4
	$9.32 Billion	$3.91 Billion	$6.17 Billion	$0	$205 Million	$570.3 Million

For BPP, October 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Cucunato	6	20	77	0	0	2
	$2.02 Billion	$141 Billion	$36.52 Billion	$0	$0	$855.4 Million
Stephan Bassas	3	9	72	0	0	0
	$1.29 Billion	$11.62 Billion	$35.25 Billion	$0	$0	$0
Mitchell Garfin	13	7	25	0	3	4
	$9.56 Billion	$3.91 Billion	$6.17 Billion	$0	$204.5 Million	$570.4 Million

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that Messrs. Bassas and Cucunato may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Messrs. Bassas and Cucunato may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.  The Combined Fund will maintain the portfolio manager compensation of BTZ.

Base compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Benchmarks
Jeffrey Cucunato	A combination of market-based indices (e.g., Barclays Capital Long Government/Credit Index), certain customized indices and certain fund industry peer groups.
Stephan Bassas	A combination of market-based indices (e.g., Barclays Capital Long Government/Credit Index), certain customized indices and certain fund industry peer groups.
Mitchell Garfin	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Cucunato and Garfin have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products.  All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date.  Messrs. Bassas, Cucunato and Garfin are each eligible to participate in these plans.

Securities Ownership of Portfolio Managers

As of October 31, 2011

Portfolio Manager	Dollar Range of Equity Securities of PSW Beneficially Owned	Dollar Range of Equity Securities of PSY Beneficially Owned	Dollar Range of Equity Securities of BPP Beneficially Owned	Dollar Range of Equity Securities of BTZ Beneficially Owned
Jeffrey Cucunato	None	None	None	None
Mitchell Garfin	None	None	None	None
Stephan Bassas	None	$10,001 - $50,000	None	None

Portfolio Transactions and Brokerage Allocation

The Advisors are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Funds invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a markup to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisors are responsible for effecting securities transactions of the Funds and will do so in a manner deemed fair and reasonable to shareholders of the Funds and not according to any formula. The Advisors' primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisors, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Funds. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisors are able to fulfill their obligation to furnish a continuous investment program to the Funds without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisors, and does not reduce the Advisors' normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisors' expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisors manage may own from time to time some of the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisors in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds. It is the opinion of the Funds' Boards that this advantage, when combined with the other benefits available due to the Advisors' organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Funds' policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Information about the brokerage commissions paid by the Funds is set forth in the following tables:

	Aggregate Brokerage Commissions
For the Fiscal Year Ended	PSW	PSY	BPP	BTZ
October 31, 2011	$5,696	$22,206	$9,349	$9,349
October 31, 2010	$773	$398	$1,007	$73,901
October 31, 2009	$34,309	$9,010	$27,846	$66,674

	Brokerage Commissions Paid to Affiliates
For the Fiscal Year Ended	PSW	PSY	BPP	BTZ
October 31, 2011	$0	$0	$0	$0
October 31, 2010	$0	$0	$0	$0
October 31, 2009	$0	$0	$0	$0

The Funds have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch & Co., Inc., and its affiliates. Pursuant to that order, each Fund has retained an affiliate of BlackRock as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. The securities lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates.

Each Fund paid no security lending agent fees to the security lending agent during each Fund's previous three fiscal years.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. ("PNC") has a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), with respect to each Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, and their respective affiliates (including, for these purposes, their directors, partners, directors, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of each Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing each Fund. These are considerations of which investors in each Fund should be aware, and which may cause conflicts of interest that could disadvantage each Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by each Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of each Fund and/or that engage in transactions in the same types of securities, currencies and instruments as each Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which each Fund may invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which a Fund invests, which could have an adverse impact on such Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for each Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of each Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in such Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or such Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by such Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on such Fund. As a result, prices, availability, liquidity and terms of each Fund's investments may be negatively impacted by the activities of

BlackRock or its Affiliates or their clients, and transactions for each Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of each Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by each Fund. Moreover, it is possible that each Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for each Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, each Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of each Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of any Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of each Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing each Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing each Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in each Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of each Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of each Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or to give advice to clients that may cause these clients to take actions adverse to the interests of each Fund. To the extent affiliated transactions are permitted, each Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by each Fund. The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for each Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each

Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to each Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to each Fund or its shareholders will be required, and no fees or other compensation payable by each Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to each Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on each Fund. The Fund will be required to establish business relationships with its counterparties based on each Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with each Fund's establishment of its business relationships, nor is it expected that each Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating each Fund's creditworthiness.

Under a securities lending program approved by each Fund's Board, each Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for each Fund to the extent that such Fund participates in the securities lending program. For these services, the lending agent may receive a fee from such Fund, including a fee based on the returns earned on such Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

Purchases and sales of securities for each Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or concern cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and each Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of each Fund. In addition, under certain circumstances, each Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, each Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing each Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to a Fund based on the amount of brokerage commissions paid by such Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to each Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including each Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including each Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Other Information—Proxy Voting Policies."

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing such Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce such Fund's expense ratio.

It is possible that each Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. Each Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for each Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for each Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of each Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of each Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to each Fund or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of a Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to such Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to each Fund's pricing vendors and/or fund accountants, there may be instances where a Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Net Asset Value", when market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, each Fund's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset's "fair value," BlackRock seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what each Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining each Fund's NAV. As a result, each Fund's sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, each Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in such Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of each Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for each Fund. To lessen the possibility that any Fund will be adversely affected by this personal trading, each Fund and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding each Fund's portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, any Fund, except that each Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to each Fund and/or BlackRock by the Securities and Exchange Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or such Fund, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of each Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, a Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, each Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer. The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of each Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, each Fund or other client accounts to suffer disadvantages or business restrictions. These limitations may cause a Fund to invest in different portfolios than other BlackRock funds which may result in such Fund investing on less advantageous terms than such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including each Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including each Fund), may limit purchases, sell existing investments or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of a fund. This is because the custody arrangements with such fund's custodian may have the effect of reducing custody fees when the fund leave cash balances uninvested. When a fund's actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock's portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including the Investment Advisor, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

 Custody of Assets

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, as custodian.  State Street is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons.  State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

 Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund's transfer agent with respect to the Fund's common shares.

 Code of Ethics

Each Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund. Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

 Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for each Fund's securities to the Investment Advisor pursuant to the Investment Advisor's proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor's clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor's Portfolio Management Group and/or the Investment Advisor's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of the Funds' Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements.  Each Fund's Board has appointed [ ] to be each Fund's independent registered public accounting firm.  [ ] is located at [ ].

FINANCIAL STATEMENTS

The audited financial statements of BTZ for the fiscal year ended October 31, 2011 are incorporated by reference herein to BTZ's annual report filed on Form N-CSRS on January 5, 2012.  The unaudited financial statements of BTZ for the semi-annual period ended April 30, 2012 are incorporated by reference herein to BTZ's semi-annual report filed on Form N-CSRS on July 2, 2012.

The audited financial statements of PSW for the fiscal year ended October 31, 2011 are incorporated by reference herein to PSW's annual report filed on Form N-CSRS on January 5, 2012.  The unaudited financial statements of PSW for the semi-annual period ended April 30, 2012 are incorporated by reference herein to PSW's semi-annual report filed on Form N-CSRS on July 2, 2012.

The audited financial statements of PSY for the fiscal year ended October 31, 2011 are incorporated by reference herein to PSY's annual report filed on Form N-CSRS on January 5, 2012.  The unaudited financial statements of PSY for the semi-annual period ended April 30, 2012 are incorporated by reference herein to PSY's semi-annual report filed on Form N-CSRS on July 2, 2012.

The audited financial statements of BPP for the fiscal year ended October 31, 2011 are incorporated by reference herein to BPP's annual report filed on Form N-CSRS on January 5, 2012.  The unaudited financial statements of BPP for the semi-annual period ended April 30, 2012 are incorporated by reference herein to BPP's semi-annual report filed on Form N-CSRS on July 2, 2012.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganizations of the Target Funds with the Acquiring Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments at April 30, 2012; (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities at April 30, 2012; (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended April 30, 2012; and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

, 2012

In order to consummate the reorganization contemplated herein (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [•] a registered closed-end investment company, File No. 811-[•], ("Target Fund"), BlackRock Credit Allocation Fund IV, a registered non-diversified closed-end investment company File No. 811-21972 ("Acquiring Fund"), and Acquiring Fund Merger Subsidiary, a [●] limited liability company and a direct, wholly-owned subsidiary of Acquiring Fund ("Merger Subsidiary", and, together with Acquiring Fund, the "Acquiring Fund Parties;" the Acquiring Fund Parties and Target Fund are collectively referred to as the "Funds"), each hereby agree as follows:

1.         REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND PARTIES.

Each of Acquiring Fund and Merger Subsidiary represents and warrants to, and agrees with, Target Fund that:

(a)       Acquiring Fund is a statutory trust, duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power to own all of its assets and to carry out this Agreement.  Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       Merger Subsidiary is a limited liability company, duly organized, validly existing and in good standing in conformity with the laws of the State of [●], and has the power to own all of its assets and to carry out this Agreement.  Merger Subsidiary has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(c)       Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(d)       Each of Acquiring Fund and Merger Subsidiary has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the shareholders of Acquiring Fund as described in Section 9(a) hereof.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund's Board of Trustees and Merger Subsidiary's managing member or manager, as applicable ("Manager"), and this Agreement constitutes a valid and binding contract of the Acquiring Fund Parties enforceable against the Acquiring Fund Parties in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(e)       Acquiring Fund has provided or made available (including by electronic format) to Target Fund, the most recent audited annual financial statements of Acquiring Fund which have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by [●], and such statements fairly reflect the financial condition and the results of operations of Acquiring Fund as of the respective date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f)       An unaudited statement of assets and liabilities of Acquiring Fund and an unaudited schedule of investments of Acquiring Fund, each as of the Valuation Time (as defined in Section 3(i) herein) (together, the "Acquiring Fund Closing Financial Statements"), will be provided or made available (including by electronic format) to Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(n) herein) to be issued to Target Fund shareholders pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(g)       There are no material legal, administrative or other proceedings pending or, to the knowledge of either of Acquiring Fund or Merger Subsidiary, threatened against either Acquiring Fund or Merger Subsidiary which assert liability on the part of Acquiring Fund or Merger Subsidiary or which materially affect its financial condition or its ability to consummate the Reorganization.  Neither Acquiring Fund nor Merger Subsidiary is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h)       There are no material contracts outstanding to which Acquiring Fund or Merger Subsidiary is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or that will not otherwise be disclosed to Target Fund prior to the Valuation Time.

(i)        Neither Acquiring Fund nor Merger Subsidiary is obligated under any provision of its charter or bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)        Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on Acquiring Fund's Annual Report for the year ended October 31, 2011, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization.  As of the Valuation Time, Acquiring Fund will advise Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by Target Fund.

(k)       No consent, approval, authorization or order of any court or government authority is required for the consummation by Acquiring Fund or Merger Subsidiary of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the New York Stock Exchange Rules, each of which will have been obtained on or prior to the Closing Date.

(l)        The registration statement filed by Acquiring Fund on Form N-14, which includes the proxy statement of Target Fund and Acquiring Fund with respect to the transactions contemplated herein (the "Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Acquiring Fund for use in the N-14 Registration Statement.

(m)      Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)       The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share.  (the "Acquiring Fund Common Shares").  Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights (except as provided by Acquiring Fund's charter or applicable law).

(o)       The books and records of the Acquiring Fund Parties made available to Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund Parties.

(p)       The Acquiring Fund Common Shares to be issued to Target Fund shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights (except as provided by Acquiring Fund's charter or applicable law), and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(q)       At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the shareholders of Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(r)        At or prior to the Closing Date, Acquiring Fund will have obtained any and all regulatory, Board of Trustees and shareholder approvals necessary to issue the Acquiring Fund Common Shares to shareholders of Target Fund.

(s)       Acquiring Fund has elected to qualify and has qualified as a regulated investment company ("RIC") within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years since its inception, and Acquiring Fund has satisfied the distribution requirements of Section 852 of the Code to maintain RIC status for each of its taxable years.

(t)        Merger Subsidiary has not elected, and will not elect, to be treated as a corporation for U.S. federal income tax purposes.  Merger Subsidiary is a wholly owned subsidiary of Acquiring Fund.  Merger Subsidiary is a disregarded entity for U.S. federal income tax purposes.

2.         REPRESENTATIONS AND WARRANTIES OF TARGET FUND.

Target Fund represents and warrants to, and agrees with, the Acquiring Fund Parties that:

(a)       Target Fund is a [corporation] duly organized, validly existing and in good standing in conformity with the laws of the State of [Maryland], and has the power to own all of its assets and to carry out this Agreement.  Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       Target Fund is duly registered under the 1940 Act as a [diversified], closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)       Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the shareholders of Target Fund as described in Section 8(a) hereof.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Target Fund's Board of [Directors/Trustees] and this Agreement constitutes a valid and binding contract of Target Fund enforceable against Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)       Target Fund has provided or made available (including in electronic format) to the Acquiring Fund Parties Target Fund's most recent audited annual financial statements which have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by [•], and such statements fairly reflect the financial condition and the results of operations of Target Fund as of the respective date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)       An unaudited statement of assets and liabilities of Target Fund and an unaudited schedule of investments of Target Fund, each as of the Valuation Time (as defined in Section 3(i) herein) (together, the "Target Fund Closing Financial Statements"), will be provided or made available (including by electronic format) to the Acquiring Fund Parties at or prior to the Closing Date for the purpose of determining the number of Acquiring Fund Common Shares to be issued to Target Fund shareholders pursuant to Section 3 of this Agreement; Target Fund Closing Financial Statements will fairly present the financial position of Target Fund as of the Valuation Time in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(f)        There are no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against it which assert liability on the part of Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization.  Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)       There are no material contracts outstanding to which Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund Parties prior to the Valuation Time.

(h)       Target Fund is not obligated under any provision of its charter or its bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)        Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on Target Fund's Annual Report for the year ended October 31, 2011, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization.  As of the Valuation Time, Target Fund will advise the Acquiring Fund Parties of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund Parties.

(j)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the New York Stock Exchange rules, each of which will have been obtained on or prior to the Closing Date.

(k)       The N-14 Registration Statement, on its effective date, at the time of the shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Target Fund for use in the N-14 Registration Statement.

(l)        Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of Target Fund have been adequately provided for on its books, and no tax deficiency or liability of Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m)      Target Fund is authorized to issue [200,000,000 shares of common stock, par value $0.10 per share] (the "Target Fund Common Shares").  Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights (except as provided by Target Fund's charter or applicable law).

(n)       The books and records of Target Fund made available to the Acquiring Fund Parties and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Target Fund.

(n)       Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and Target Fund has satisfied the distribution requirements of Section 852 of the Code to maintain RIC status for each of its taxable years.

3.         THE REORGANIZATION.

(a)       Subject to receiving the requisite approvals of the shareholders of Target Fund and Acquiring Fund, and to the other terms and conditions contained herein, and in accordance with the Delaware Statutory Trust Act (the "DSTA") and the Delaware Limited Liability Company Act (the "DLLCA"), at the Effective Time (as defined in Section 3(b)), Target Fund shall be merged with and into Merger Subsidiary, the separate existence of Target Fund as a corporation and registered investment company shall cease and Merger Subsidiary shall continue as the surviving entity following the Reorganization (sometimes referred to herein as the "Surviving Fund") and as a wholly owned subsidiary of Acquiring Fund.  The existence of Merger Subsidiary shall continue unaffected and unimpaired by the Reorganization and, as the Surviving Fund, it shall be governed by the DLLCA.

(b)       Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Reorganization to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of Delaware in accordance with the DSTA.  The Reorganization shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of Delaware, or at such subsequent date or time as the Acquiring Fund Parties and Target Fund shall agree and specify in the Certificate of Merger (the "Effective Time").

(c)       At the Effective Time, the effect of the Reorganization shall be as provided in the applicable provisions of the DLLCA.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of Target Fund and the Merger Subsidiary shall vest in the Surviving Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of Target Fund and the Merger Subsidiary shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Fund.

(d)       At the Effective Time, the operating agreement of the Merger Subsidiary in effect immediately prior to the Effective Time shall continue to be the operating agreement of the Surviving Fund, until thereafter amended in accordance with their respective terms and applicable law.

(e)       From and after the Effective Time, the Manager and officers of Merger Subsidiary shall be the Manager and officers of the Surviving Fund, and such trustee and officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the operating agreement of the Surviving Fund.

(f)       Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Effective Time, Acquiring Fund will issue Acquiring Fund Common Shares to Target Fund shareholders for their Target Fund Common Shares.  Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of Acquiring Fund in the names of and in the amounts due to the shareholders of Target Fund based on their respective holdings in Target Fund as of the Valuation Time.

(g)       Target Fund and Acquiring Fund covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when Target Fund's assets are added to Acquiring Fund's portfolio, the resulting portfolio will meet Acquiring Fund's investment objective, policies and restrictions, as set forth in Acquiring Fund's Prospectus, a copy of which has been delivered to Target Fund.  Notwithstanding the foregoing, nothing herein will require Target Fund to dispose of any portion of its assets if, in the reasonable judgment of Target Fund's directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code.

(h)       Prior to the Closing Date, Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date, and all of its net tax-exempt interest income, if any, realized to and including the Closing Date.

(i)        The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the "Valuation Time").

(j)        Recourse for liabilities assumed from Target Fund by the Surviving Fund in the Reorganization will be limited to the net assets acquired by the Surviving Fund.  The known liabilities of Target Fund, as of the Valuation Time, shall be confirmed to the Surviving Fund pursuant to Section 2(i) of this Agreement.

(k)       For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treas. Reg. section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4.         ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

At the Effective Time, the Target Fund Common Shares outstanding immediately prior to the Effective Time shall be converted into the right to receive Acquiring Fund Common Shares with an aggregate net asset value of the Target Fund Common Shares outstanding immediately prior to the Effective Time.  The aggregate net asset value of such shares shall be determined as set forth below.

The net asset value of Acquiring Fund and Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.  Values in all cases shall be determined as of the Valuation Time.  The value of Target Fund's portfolio securities shall be determined pursuant to the regular procedures of the investment adviser.

Such valuation and determination shall be made by the Acquiring Fund Parties in cooperation with Target Fund and shall be confirmed in writing by the Acquiring Fund Parties to Target Fund.  The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and Acquiring Fund shall certify the computations involved.  For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.  Acquiring Fund shall issue to common shareholders of Target Fund book entry interests for the Acquiring Fund Common Shares registered in the name of such shareholders on the basis of each holder's proportionate interest in the aggregate net asset value of Target Fund Common Shares.  With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to Acquiring Fund being informed thereof in writing by

Target Fund, Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares, until such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond.  Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account.  In lieu thereof, the Acquiring Fund's transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.         PAYMENT OF EXPENSES.

(a)       Target Fund and the Acquiring Fund Parties will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to Acquiring Fund's and Target Fund's Board of Trustees and Board of Directors, respectively (each, a "Board"), expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, Certificate of Merger and a registration statement on Form N-14, the printing and distribution of the Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds.  [Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.]1

(b)       If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6.         COVENANTS OF THE FUNDS.

(a)       Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(b)       Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Target Fund has ceased to be a registered investment company.

(c)       Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "SEC") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.  Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(d)       Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.
__________________________
1       Not applicable for PSY.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a "reorganization" within the meaning of Section 368(a) of the Code.  Neither Acquiring Fund nor Merger Subsidiary nor Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing Date, the Acquiring Fund Parties and Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden).

In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.  The Acquiring Fund Parties agree to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Target Fund for such Fund's taxable periods ending on or before the Closing Date.

After the Closing Date, Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.  Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by Target Fund to the extent such expenses have been accrued by Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(e)       Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(f)        Following the consummation of the Reorganization, Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(g)       Acquiring Fund shall use its reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

7.         CLOSING DATE.

(a)       The closing of the Reorganization (the "Closing") shall occur at 8:00 A.M. at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the "Closing Date").

(b)       As soon as practicable after the close of business on the Closing Date, Target Fund shall deliver to Acquiring Fund a list of the names and addresses of all of the shareholders of record of Target Fund on the Closing Date and the number of Target Fund Common Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for Target Fund or by its President.

8.         CONDITIONS OF TARGET FUND.

The obligations of Target Fund hereunder shall be subject to the following conditions:

(a)       That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Target Fund and by an [affirmative vote of shareholders of Target Fund representing a majority of the outstanding shares entitled to vote on the Reorganization]; and that each of the Acquiring Fund Parties shall have delivered (including in electronic format) to Target Fund a copy of the resolutions approving this Agreement adopted by the Board of Acquiring Fund and the Manager of Merger Subsidiary, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares certified by its Secretary.

(b)       That Acquiring Fund shall have provided or made available (including by electronic format) to Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of Acquiring Fund's investments, all as of the Valuation Time, certified on Acquiring Fund's behalf by its President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Acquiring Fund's President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of Acquiring Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)       That Acquiring Fund shall have furnished to Target Fund a certificate signed by Acquiring Fund's President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund Parties made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund Parties have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)       That Target Fund shall have received the opinion of Skadden, acting as special counsel for each of the Acquiring Fund Parties, dated as of the Closing Date, addressed to Target Fund, substantially in the form and to the effect that:

(i)        each Acquiring Fund Party is validly existing and in good standing under the laws of the State of Delaware;

(ii)       Acquiring Fund is registered as a closed-end management investment company under the 1940 Act;

(iii)      each Acquiring Fund Party has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Delaware, the execution and delivery and the consummation by each Acquiring Fund Party of the transactions contemplated hereby have been duly authorized by all requisite action of each Acquiring Fund Party under the laws of the State of Delaware, and this Agreement has been duly executed and delivered by each Acquiring Fund Party under the laws of the State of Delaware;

(iv)      this Agreement constitutes a valid and binding obligation of each Acquiring Fund Party (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v)       the execution and delivery by each Acquiring Fund Party of this Agreement and the performance by each Acquiring Fund Party of its obligations under this Agreement do not conflict with the charter, bylaws or operating agreement of either Acquiring Fund Party;

(vi)      neither the execution, delivery or performance by each Acquiring Fund Party of this Agreement nor the compliance by each Acquiring Fund Party with the terms and provisions hereof contravene any provision of the laws of the State of Delaware, or the federal laws of the United States;

(vii)     no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by each Acquiring Fund Party or the enforceability of this Agreement against each Acquiring Fund Party; and

(viii)    the Acquiring Fund Common Shares to be issued pursuant to the Reorganization have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable (except as provided for in Acquiring Fund's charter).

(f)        That Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund Parties, dated as of the Closing Date, addressed to Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)       That all proceedings taken by each Acquiring Fund Party and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Target Fund.

(h)       That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of each Acquiring Fund Party, be contemplated by the SEC.

9.         CONDITIONS OF THE ACQUIRING FUND PARTIES.

The obligations of the Acquiring Fund Parties hereunder shall be subject to the following conditions:

(a)       That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board or Manager, as applicable, of each Acquiring Fund Party and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the Board of Acquiring Fund and the affirmative vote of a majority of shareholder votes cast, where total votes cast represented over 50% of all securities entitled to vote, and Target Fund shall have delivered (including in electronic format) to each Acquiring Fund Party a copy of the resolution approving this Agreement adopted by Target Fund's Board, and a certificate setting forth the vote of holders of Target Fund Common Shares certified by its Secretary.

(b)       That Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund Parties Target Fund Closing Financial Statements, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Target Fund's behalf by its President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund's President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Target Fund since the date of Target Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)       That Target Fund shall have furnished to the Acquiring Fund Parties a certificate signed by Target Fund's President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)       That the Acquiring Fund Parties shall have received the opinion of Skadden [and/or local Maryland counsel], as applicable, each acting as special counsel for Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund Parties, substantially in the form and to the effect that:

(i)        Target Fund is validly existing and in good standing under the laws of the State of [Maryland];

(ii)       Target Fund is registered as a closed-end management investment company under the 1940 Act;

(iii)      Target Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of [Maryland], the execution and delivery and the consummation by Target Fund of the transactions contemplated hereby have been duly authorized by all requisite action of Target Fund under the laws of the State of [Maryland], and this Agreement has been duly executed and delivered by Target Fund under the laws of the State of [Maryland];

(iv)      this Agreement constitutes a valid and binding obligation of Target Fund (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v)       the execution and delivery by Target Fund of this Agreement and the performance by Target Fund of its obligations under this Agreement do not conflict with the charter or the bylaws of Target Fund;

(vi)      neither the execution, delivery or performance by Target Fund of this Agreement nor the compliance by Target Fund with the terms and provisions hereof contravene any provision of the laws of the State of [Maryland] or the federal laws of the United States; and

(vii)     no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by Target Fund or the enforceability of this Agreement against Target Fund.

(f)        That the Acquiring Fund Parties shall have obtained an opinion from Skadden, special counsel for Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund Parties, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)       That all proceedings taken by Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund Parties.

(h)       That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Target Fund, be contemplated by the SEC.

(i)        That prior to the Closing Date, Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date, and all of its net tax-exempt interest income, if any, realized to and including the Closing Date.

10.      TERMINATION, POSTPONEMENT AND WAIVERS.

(a)       Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of Target Fund and Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Acquiring Fund and Target Fund; (ii) by the Board of Target Fund if any condition of Target Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of Acquiring Fund if any condition of Acquiring Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)      If the transactions contemplated by this Agreement have not been consummated by December 31, 2013, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards and Manager of the Acquiring Fund, Target Fund and the Merger Subsidiary.

(c)       In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, managers, members, officers, agents or shareholders in respect of this Agreement.

(d)       At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Acquiring Fund or Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)       The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its respective officers, directors, trustees, managers, agents, shareholders or members shall have any liability with respect to such representations or warranties after the Closing Date.  This provision shall not protect any officer, director, trustee, managers, agent, shareholder or member of either Fund against any liability to the entity for which that officer, director, trustee, managers, agent, shareholder or member so acts or to its shareholders or members, to which that officer, director, trustee, managers, agent. shareholder or member otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)        If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Acquiring Fund and Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Target Fund and Acquiring Fund unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to shareholders of Target Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of Target Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Target Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      INDEMNIFICATION.

(a)       Each party (an "Indemnitor") shall indemnify and hold the other and its officers, directors, trustees, managers, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

(b)      The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder.  The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement.  The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor.  At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense.  If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim.  The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense.  If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense.  Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.       OTHER MATTERS.

(a)       All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)       All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid.  Notice to Target Fund shall be addressed to [•] c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, NY  10022, Attention: Janey Ahn, Secretary of the Target Fund, or at such other address as Target Fund may designate by written notice to the Acquiring Fund Parties.  Notice to the Acquiring Fund Parties shall be addressed to BlackRock Credit Allocation Fund IV c/o BlackRock Advisors, LLC, 55 East 52nd Street New York, New York 10055, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund Parties may designate by written notice to Target Fund.  Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)       This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d)       This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards or Manager, as applicable, at any time before or after adoption of this Agreement and approval of the Reorganization by Target Fund's shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval.  This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e)       This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder.  If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)       It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, managers, members, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund.  The execution and delivery of this Agreement has been authorized by the Boards or Manager, as applicable, of Acquiring Fund, Target Fund and the Merger Subsidiary and signed by authorized officers of Acquiring Fund, Target Fund and the authorized officers of the Manager of Merger Subsidiary, acting as such, and neither such authorization by such board members or Manager, as applicable, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g)       This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

The parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BlackRock Credit Allocation Fund IV

By:
Name:
Title:

[Target Fund]

By:
Name:
Title:

[Acquiring Fund Merger Subsidiary]

By:
Name:
Title:

A-1

APPENDIX B
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Asset-Backed Securities
321 Henderson Receivables I LLC, Series 2012-1A, Class A, 4.21%, 2/16/65 (a)	USD	250	1,034	-	1,713	2,997	$257,043	$1,064,160	-	$1,763,318	$3,084,521
Atrium CDO Corp., Series 5A, Class A4, 0.88%, 7/20/20 (a)(b)		650	2,650	1,300	4,400	9,000	549,250	2,239,250	$1,098,500	3,718,000	7,605,000
SLM Student Loan Trust, Series 2004-B, Class A2, 0.67%, 6/15/21 (b)		468	1,968	-	3,624	6,060	448,515	1,887,501	-	3,475,992	5,812,008
Total Asset-Backed Securities – 1.1%							1,254,808	5,190,911	1,098,500	8,957,310	16,501,529

Corporate Bonds
Aerospace & Defense — 1.1%
BE Aerospace, Inc., 8.50%, 7/01/18		560	2,500	1,215	3,575	7,850	620,200	2,768,750	1,345,612	3,959,313	8,693,875
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		150	610	290	990	2,040	158,625	645,075	306,675	1,046,925	2,157,300
7.13%, 3/15/21		140	600	300	960	2,000	148,225	635,250	317,625	1,016,400	2,117,500
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		282	1,014	460	1,662	3,418	303,150	1,090,050	494,500	1,786,650	3,674,350
							1,230,200	5,139,125	2,464,412	7,809,288	16,643,025
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		112	553	257	912	1,834	117,743	583,597	271,321	962,423	1,935,084
Continental Airlines Pass-Through Certificates, Series 2009-2, Class B, 9.25%, 5/10/17		314	1,362	650	1,865	4,191	343,411	1,488,112	709,715	2,037,569	4,578,807
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24		260	1,013	520	1,949	3,742	273,571	1,066,472	547,143	2,051,785	3,938,971
							734,725	3,138,181	1,528,179	5,051,777	10,452,862
Auto Components — 0.8%
Delphi Corp., 6.13%, 5/15/21 (a)		130	570	280	950	1,930	138,450	607,050	298,200	1,011,750	2,055,450
Icahn Enterprises LP:
7.75%, 1/15/16		560	610	290	1,180	2,640	598,500	642,025	305,225	1,241,950	2,787,700
8.00%, 1/15/18		140	2,270	1,130	3,020	6,560	147,350	2,426,062	1,207,688	3,227,625	7,008,725
							884,300	3,675,137	1,811,113	5,481,325	11,851,875

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17	USD	460	1,970	955	3,230	6,615	$519,800	$2,226,100	$1,079,150	$3,649,900	$7,474,950
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		85	375	180	790	1,430	90,738	400,313	192,150	843,325	1,526,526
6.75%, 5/01/21		220	940	460	1,560	3,180	229,075	978,775	478,975	1,624,350	3,311,175
							319,813	1,379,088	671,125	2,467,675	4,837,701
Capital Markets — 4.7%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		750	3,250	1,500	4,500	10,000	838,547	3,633,705	1,677,095	5,031,283	11,180,630
E*Trade Financial Corp., 12.50%, 11/30/17		440	1,865	900	2,565	5,770	512,600	2,172,725	1,048,500	2,988,225	6,722,050
The Goldman Sachs Group, Inc. (c):
7.50%, 2/15/19		-	-	-	5,165	5,165	-	-	-	5,975,079	5,975,079
5.25%, 7/27/21		-	1,175	-	-	1,175	-	1,189,049	-	-	1,189,049
5.75%, 1/24/22		385	3,415	800	2,800	7,400	402,015	3,565,923	835,355	2,923,743	7,727,036
6.25%, 2/01/41		1,050	4,450	2,150	7,350	15,000	1,066,950	4,521,836	2,184,707	7,468,651	15,242,144
Morgan Stanley (c):
5.75%, 1/25/21		1,025	3,915	-	-	4,940	1,012,120	3,865,804	-	-	4,877,924
5.50%, 7/28/21		265	1,285	1,600	5,630	8,780	259,073	1,256,261	1,564,216	5,504,085	8,583,635
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)		150	600	300	1,000	2,050	150,901	603,602	301,801	1,006,004	2,062,308
UBS AG (c):
2.25%, 1/28/14		375	1,627	775	2,678	5,455	376,946	1,635,443	779,022	2,691,896	5,483,307
5.88%, 7/15/16		650	2,800	-	1,575	5,025	687,348	2,960,885	-	1,665,498	5,313,731
							5,306,500	25,405,233	8,390,696	35,254,464	74,356,893
Chemicals — 1.4%
Ashland, Inc., 9.13%, 6/01/17		10	45	20	75	150	11,100	49,950	22,200	83,250	166,500
Celanese US Holdings LLC, 5.88%, 6/15/21		370	1,545	760	2,560	5,235	396,825	1,657,013	815,100	2,745,600	5,614,538
Hexion US Finance Corp., 6.63%, 4/15/20 (a)		200	865	425	1,440	2,930	209,000	903,925	444,125	1,504,800	3,061,850
Ineos Finance Plc (a):
8.38%, 2/15/19		100	320	155	535	1,110	107,250	343,200	166,238	573,788	1,190,476
7.50%, 5/01/20		175	730	355	1,210	2,470	179,813	750,075	364,763	1,243,275	2,537,926
LyondellBasell Industries NV, 5.75%, 4/15/24 (a)		445	1,885	915	3,125	6,370	459,462	1,946,262	944,737	3,226,562	6,577,023
Solutia, Inc., 7.88%, 3/15/20		200	860	415	1,425	2,900	233,500	1,004,050	484,512	1,663,687	3,385,749
							1,596,950	6,654,475	3,241,675	11,040,962	22,534,062

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Commercial Banks — 4.5%
Amsouth Bank, Series AI, 4.85%, 4/01/13	USD	200	1,050	525	1,800	3,575	$203,000	$1,065,750	$532,875	$1,827,000	$3,628,625
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		200	900	425	1,475	3,000	208,196	936,881	442,416	1,535,444	3,122,937
Associated Banc-Corp, 5.13%, 3/28/16		515	2,200	1,070	3,645	7,430	545,222	2,329,103	1,132,791	3,858,899	7,866,015
Branch Banking & Trust Co. (b):
0.79%, 9/13/16		250	1,100	550	1,850	3,750	235,636	1,036,798	518,399	1,743,706	3,534,539
0.79%, 5/23/17		150	675	325	1,100	2,250	139,894	629,524	303,104	1,025,891	2,098,413
CIT Group, Inc.:
7.00%, 5/02/16 (a)		370	1,570	720	2,590	5,250	370,925	1,573,925	721,800	2,596,475	5,263,125
7.00%, 5/02/17 (a)		310	1,250	550	2,120	4,230	310,775	1,253,125	551,375	2,125,300	4,240,575
5.25%, 3/15/18		280	1,190	580	1,980	4,030	288,400	1,225,700	597,400	2,039,400	4,150,900
5.50%, 2/15/19 (a)		240	1,040	500	1,720	3,500	246,600	1,068,600	513,750	1,767,300	3,596,250
City National Corp., 5.25%, 9/15/20 (c)		550	2,350	-	-	2,900	587,757	2,511,328	-	-	3,099,085
Discover Bank, 8.70%, 11/18/19		300	1,200	550	1,950	4,000	378,392	1,513,566	693,718	2,459,545	5,045,221
HSBC Finance Corp., 6.68%, 1/15/21 (c)		350	1,525	750	2,525	5,150	377,995	1,646,979	809,989	2,726,965	5,561,928
Regions Financial Corp.:
4.88%, 4/26/13		600	2,525	1,225	4,150	8,500	618,000	2,600,750	1,261,750	4,274,500	8,755,000
5.75%, 6/15/15		460	1,800	850	3,000	6,110	485,300	1,899,000	896,750	3,165,000	6,446,050
RESPARCS Funding LP I, 8.00% (e)		-	-	4,000	-	4,000	-	-	1,272,000	-	1,272,000
SVB Financial Group, 5.38%, 9/15/20 (c)		550	2,300	-	-	2,850	605,146	2,530,609	-	-	3,135,755
							5,601,238	23,821,638	10,248,117	31,145,425	70,816,418
Commercial Services & Supplies — 4.0%
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		2,200	9,300	4,500	15,000	31,000	2,250,159	9,512,034	4,602,597	15,341,991	31,706,781
6.75%, 4/06/21		550	2,325	1,125	3,850	7,850	544,170	2,300,355	1,113,075	3,809,190	7,766,790
Casella Waste Systems, Inc., 7.75%, 2/15/19		169	721	336	1,201	2,427	166,465	710,185	330,960	1,182,985	2,390,595
Clean Harbors, Inc., 7.63%, 8/15/16		306	1,314	630	2,250	4,500	321,300	1,379,700	661,500	2,362,500	4,725,000
Corrections Corp. of America, 7.75%, 6/01/17		775	3,375	1,600	4,835	10,585	840,875	3,661,875	1,736,000	5,245,975	11,484,725
Covanta Holding Corp., 6.38%, 10/01/22		155	665	320	1,105	2,245	159,435	684,028	329,156	1,136,617	2,309,236
Iron Mountain, Inc., 7.75%, 10/01/19		90	390	190	650	1,320	98,100	425,100	207,100	708,500	1,438,800
Mobile Mini, Inc., 7.88%, 12/01/20		65	275	135	455	930	69,550	294,250	144,450	486,850	995,100
							4,450,054	18,967,527	9,124,838	30,274,608	62,817,027

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Communications Equipment — 0.9%
Avaya, Inc., 9.75%, 11/01/15 (c)	USD	200	900	400	1,400	2,900	$198,250	$892,125	$396,500	$1,387,750	$2,874,625
Brocade Communications Systems, Inc., 6.88%, 1/15/20 (c)		700	2,965	1,450	3,580	8,695	764,750	3,239,262	1,584,125	3,911,150	9,499,287
Hughes Satellite Systems Corp., 6.50%, 6/15/19		100	420	210	700	1,430	107,000	449,400	224,700	749,000	1,530,100
							1,070,000	4,580,787	2,205,325	6,047,900	13,904,012
Construction Materials — 0.2%
HD Supply, Inc., 8.13%, 4/15/19 (a)		210	900	430	1,490	3,030	225,488	966,375	461,713	1,599,888	3,253,464
Consumer Finance — 5.2%
American Express Credit Corp., 2.75%, 9/15/15 (c)		1,400	5,850	2,900	9,850	20,000	1,452,643	6,069,971	3,009,046	10,220,380	20,752,040
Capital One Bank USA NA, 8.80%, 7/15/19		775	3,325	1,625	3,950	9,675	978,748	4,199,146	2,052,214	4,988,459	12,218,567
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)		800	3,425	1,650	5,675	11,550	827,213	3,541,505	1,706,126	5,868,041	11,942,885
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		690	2,580	1,420	4,730	9,420	769,350	2,876,700	1,583,300	5,273,950	10,503,300
5.88%, 8/02/21		140	320	200	530	1,190	158,212	361,628	226,018	598,947	1,344,805
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		420	1,815	870	2,515	5,620	451,500	1,951,125	935,250	2,703,625	6,041,500
SLM Corp., 6.25%, 1/25/16		1,180	4,870	2,365	8,205	16,620	1,215,400	5,016,100	2,435,950	8,451,150	17,118,600
Toll Brothers Finance Corp., 5.88%, 2/15/22		95	410	200	680	1,385	98,317	424,315	206,983	703,741	1,433,356
							5,951,383	24,440,490	12,154,887	38,808,293	81,355,053
Containers & Packaging — 1.2%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17		-	200	-	210	410	-	216,500	-	227,325	443,825
9.13%, 10/15/20		200	235	205	490	1,130	216,500	254,388	221,912	530,425	1,223,225
Ball Corp.:
7.13%, 9/01/16		400	1,750	850	2,000	5,000	438,000	1,916,250	930,750	2,190,000	5,475,000
6.75%, 9/15/20		505	2,210	1,070	3,575	7,360	558,025	2,442,050	1,182,350	3,950,375	8,132,800
Bemis Co., Inc., 6.80%, 8/01/19		200	-	-	-	200	238,439	-	-	-	238,439
Crown Americas LLC, 6.25%, 2/01/21		200	825	400	1,350	2,775	217,500	897,187	435,000	1,468,125	3,017,812
Sealed Air Corp., 8.38%, 9/15/21 (a)		30	130	65	220	445	34,050	147,550	73,775	249,700	505,075
							1,702,514	5,873,925	2,843,787	8,615,950	19,036,176

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Diversified Financial Services — 8.2%
Ally Financial, Inc.:
4.50%, 2/11/14	USD	225	1,775	400	1,500	3,900	$227,250	$1,792,750	$404,000	$1,515,000	$3,939,000
8.30%, 2/12/15		390	1,230	780	2,890	5,290	428,025	1,349,925	856,050	3,171,775	5,805,775
8.00%, 11/01/31		230	840	620	1,520	3,210	263,350	961,800	709,900	1,740,400	3,675,450
Bank of America Corp. (c):
3.75%, 7/12/16		350	1,395	-	2,855	4,600	348,495	1,389,001	-	2,842,724	4,580,220
5.30%, 3/15/17		855	3,640	2,440	6,505	13,440	891,720	3,796,327	2,544,791	6,784,370	14,017,208
5.00%, 5/13/21		1,325	50	3,625	12,100	17,100	1,318,799	49,766	3,608,035	12,043,372	17,019,972
Citigroup, Inc. (c):
6.38%, 8/12/14		300	1,300	625	2,150	4,375	323,518	1,401,913	673,997	2,318,549	4,717,977
4.59%, 12/15/15		225	975	475	1,575	3,250	235,665	1,021,216	497,515	1,649,657	3,404,053
4.45%, 1/10/17		600	2,680	-	1,520	4,800	626,762	2,799,536	-	1,587,797	5,014,095
8.50%, 5/22/19		-	-	550	-	550	-	-	683,363	-	683,363
Countrywide Financial Corp., 6.25%, 5/15/16 (c)		-	-	1,569	6,500	8,069	-	-	1,627,001	6,740,285	8,367,286
DPL, Inc., 7.25%, 10/15/21 (a)		255	1,080	520	1,785	3,640	283,050	1,198,800	577,200	1,981,350	4,040,400
General Motors Financial Co., Inc., 6.75%, 6/01/18		120	500	250	830	1,700	127,804	532,515	266,258	883,975	1,810,552
ING Bank NV, 5.00%, 6/09/21 (a)(c)		550	2,350	1,150	3,950	8,000	560,242	2,393,759	1,171,414	4,023,553	8,148,968
Intesa Sanpaolo SpA:
2.38%, 12/21/12		800	3,500	1,700	5,800	11,800	788,678	3,450,468	1,675,942	5,717,918	11,633,006
6.50%, 2/24/21 (a)(c)		100	475	200	747	1,522	90,856	431,565	181,712	678,693	1,382,826
Macquarie Bank Ltd., 5.00%, 2/22/17 (a)(c)		-	-	-	2,325	2,325	-	-	-	2,364,120	2,364,120
Moody's Corp., 6.06%, 9/07/17		2,500	6,000	1,500	10,000	20,000	2,629,082	6,309,798	1,577,449	10,516,330	21,032,659
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19		-	245	115	420	780	-	256,025	120,175	438,900	815,100
7.88%, 8/15/19		255	870	420	1,370	2,915	275,400	939,600	453,600	1,479,600	3,148,200
9.88%, 8/15/19		100	305	145	515	1,065	104,250	317,963	151,163	536,888	1,110,264
6.88%, 2/15/21		-	215	105	360	680	-	221,450	108,150	370,800	700,400
WMG Acquisition Corp., 9.50%, 6/15/16 (a)			205	100	340	695	54,625	223,963	109,250	371,450	759,288
							9,577,571	30,838,140	17,996,965	69,757,506	128,170,182

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Diversified Telecommunication Services — 4.2%
AT&T, Inc.:
2.40%, 8/15/16	USD	-	-	-	1,525	1,525	-	-	-	$1,586,813	$1,586,813
6.30%, 1/15/38 (c)		1,000	4,000	2,000	5,000	12,000	$1,198,478	$4,793,912	$2,396,956	5,992,390	14,381,736
Level 3 Financing, Inc. (a):
8.13%, 7/01/19		898	3,149	1,577	5,547	11,171	922,695	3,235,597	1,620,368	5,699,542	11,478,202
8.63%, 7/15/20		150	650	370	1,070	2,240	157,125	680,875	387,575	1,120,825	2,346,400
Telecom Italia Capital SA, 6.18%, 6/18/14		225	975	500	1,650	3,350	232,268	1,006,493	516,150	1,703,295	3,458,206
Telefonica Emisiones SAU, 5.46%, 2/16/21		310	1,360	660	2,250	4,580	291,349	1,278,176	620,291	2,114,629	4,304,445
Verizon Communications, Inc. (c):
1.95%, 3/28/14		-	3,650	1,775	8,525	13,950	-	3,735,242	1,816,453	8,724,093	14,275,788
7.35%, 4/01/39		660	2,375	1,150	3,640	7,825	905,356	3,257,911	1,577,515	4,993,177	10,733,959
Windstream Corp., 7.88%, 11/01/17		160	730	400	990	2,280	176,800	806,650	442,000	1,093,950	2,519,400
							3,884,071	18,794,856	9,377,308	33,028,714	65,084,949
Electric Utilities — 2.7%
CMS Energy Corp., 5.05%, 3/15/22		275	1,125	550	1,850	3,800	279,923	1,145,140	559,846	1,883,119	3,868,028
Dominion Resources, Inc., 8.88%, 1/15/19		-	-	-	8,000	8,000	-	-	-	10,911,568	10,911,568
Duke Energy Corp., 3.55%, 9/15/21		-	-	825	2,825	3,650	-	-	860,763	2,947,461	3,808,224
Great Plains Energy, Inc., 5.29%, 6/15/22 (d)		375	1,650	800	2,725	5,550	409,933	1,803,704	874,523	2,978,844	6,067,004
Progress Energy, Inc., 7.00%, 10/30/31 (c)		1,000	4,000	2,000	5,000	12,000	1,305,337	5,221,348	2,610,674	6,526,685	15,664,044
Southern Co., 1.95%, 9/01/16		-	-	475	1,625	2,100	-	-	486,111	1,663,012	2,149,123
							1,995,193	8,170,192	5,391,917	26,910,689	42,467,991
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		200	800	400	1,200	2,600	233,000	932,000	466,000	1,398,000	3,029,000
NXP BV, 3.22%, 10/15/13 (b)		95	400	198	664	1,357	95,000	400,000	198,000	664,000	1,357,000
							328,000	1,332,000	664,000	2,062,000	4,386,000
Energy Equipment & Services — 2.9%
Atwood Oceanics, Inc., 6.50%, 2/01/20		25	110	55	185	375	26,313	115,775	57,888	194,713	394,689
Energy Transfer Partners LP, 5.20%, 2/01/22		700	3,000	1,500	5,000	10,200	746,126	3,197,685	1,598,842	5,329,475	10,872,128
Ensco Plc, 4.70%, 3/15/21 (c)		460	1,965	960	3,255	6,640	501,932	2,144,122	1,047,510	3,551,713	7,245,277

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Energy Equipment and Services (concluded)
Frac Tech Services LLC, 7.13%, 11/15/18 (a)	USD	250	1,085	525	1,795	3,655	$258,125	$1,120,262	$542,062	$1,853,337	$3,773,786
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20 (a)		65	285	135	465	950	64,837	284,288	134,663	463,838	947,626
Key Energy Services, Inc., 6.75%, 3/01/21		175	745	360	1,240	2,520	180,250	767,350	370,800	1,277,200	2,595,600
MEG Energy Corp., 6.50%, 3/15/21 (a)		225	955	465	1,580	3,225	236,812	1,005,138	489,412	1,662,950	3,394,312
Oil States International, Inc., 6.50%, 6/01/19		120	505	245	835	1,705	126,900	534,038	259,088	883,013	1,803,039
Peabody Energy Corp., 6.25%, 11/15/21 (a)		370	1,555	755	2,575	5,255	374,625	1,574,437	764,437	2,607,187	5,320,686
Transocean, Inc.:
6.50%, 11/15/20		265	1,125	545	1,860	3,795	304,333	1,291,978	625,892	2,136,070	4,358,273
6.38%, 12/15/21		320	1,375	660	2,300	4,655	374,718	1,610,115	772,855	2,693,284	5,450,972
							3,194,971	13,645,188	6,663,449	22,652,780	46,156,388
Food & Staples Retailing — 0.8%
Wal-Mart Stores, Inc. (c):
5.25%, 9/01/35		-	2,500	1,850	2,650	7,000	-	2,871,985	2,125,269	3,044,304	8,041,558
6.20%, 4/15/38		1,075	875	-	1,225	3,175	1,406,861	1,145,119	-	1,603,167	4,155,147
							1,406,861	4,017,104	2,125,269	4,647,471	12,196,705
Food Products — 0.8%
Kraft Foods, Inc.:
6.50%, 8/11/17		385	1,665	800	1,985	4,835	467,161	2,020,319	970,724	2,408,609	5,866,813
6.13%, 8/23/18		390	1,660	800	1,990	4,840	471,705	2,007,772	967,601	2,406,907	5,853,985
Smithfield Foods, Inc., 10.00%, 7/15/14		86	374	187	668	1,315	100,620	437,580	218,790	781,560	1,538,550
							1,039,486	4,465,671	2,157,115	5,597,076	13,259,348
Gas Utilities — 0.2%
El Paso Natural Gas Co., 8.63%, 1/15/22		165	695	335	1,150	2,345	208,833	879,631	423,995	1,455,504	2,967,963
Health Care Equipment & Supplies — 0.7%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		500	2,250	1,000	4,250	8,000	573,125	2,579,062	1,146,250	4,871,563	9,170,000
Teleflex, Inc., 6.88%, 6/01/19		115	490	240	815	1,660	123,050	524,300	256,800	872,050	1,776,200
							696,175	3,103,362	1,403,050	5,743,613	10,946,200
Health Care Providers & Services — 3.5%
Aetna, Inc., 6.75%, 12/15/37 (c)		400	1,700	850	2,025	4,975	519,291	2,206,986	1,103,493	2,628,910	6,458,680
Aviv Healthcare Properties LP, 7.75%, 2/15/19		105	460	220	765	1,550	109,200	478,400	228,800	795,600	1,612,000

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Health Care Providers and Services (concluded)
HCA, Inc.:
8.50%, 4/15/19	USD	55	240	105	265	665	$61,703	$269,250	$117,797	$297,297	$746,047
6.50%, 2/15/20		560	2,380	1,145	3,780	7,865	599,200	2,546,600	1,225,150	4,044,600	8,415,550
7.25%, 9/15/20		195	3,435	1,645	4,590	9,865	215,962	3,804,263	1,821,837	5,083,425	10,925,487
INC Research LLC, 11.50%, 7/15/19 (a)		165	695	340	1,155	2,355	162,113	682,838	334,050	1,134,787	2,313,788
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		60	270	135	445	910	53,800	242,075	121,038	398,962	815,875
Tenet Healthcare Corp.:
10.00%, 5/01/18		350	1,530	745	2,175	4,800	404,250	1,767,150	860,475	2,512,125	5,544,000
8.88%, 7/01/19		250	1,125	550	1,825	3,750	280,312	1,261,406	616,688	2,046,281	4,204,687
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		800	3,400	1,725	4,075	10,000	1,071,761	4,554,983	2,310,984	5,459,282	13,397,010
							3,477,592	17,813,951	8,740,312	24,401,269	54,433,124
Health Care Technology — 0.9%
Amgen, Inc.:
5.15%, 11/15/41 (c)		957	4,208	2,015	6,280	13,460	997,334	4,385,355	2,099,926	6,544,683	14,027,298
5.65%, 6/15/42		8	42	20	70	140	8,900	46,723	22,249	77,873	155,745
							1,006,234	4,432,078	2,122,175	6,622,556	14,183,043
Household Durables — 0.2%
Standard Pacific Corp., 8.38%, 1/15/21		210	890	435	1,480	3,015	221,550	938,950	458,925	1,561,400	3,180,825
Independent Power Producers & Energy Traders — 1.1%
AES Corp.:
9.75%, 4/15/16		235	985	480	1,620	3,320	277,300	1,162,300	566,400	1,911,600	3,917,600
7.38%, 7/01/21 (a)		30	135	70	225	460	33,375	150,188	77,875	250,313	511,751
Calpine Corp., 7.25%, 10/15/17 (a)		100	440	220	730	1,490	106,750	469,700	234,850	779,275	1,590,575
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		440	1,880	915	3,135	6,370	485,650	2,075,050	1,009,931	3,460,256	7,030,887
Laredo Petroleum, Inc.:
9.50%, 2/15/19		70	295	140	485	990	78,225	329,662	156,450	541,987	1,106,324
7.38%, 5/01/22 (a)		65	265	130	440	900	67,275	274,275	134,550	455,400	931,500
QEP Resources, Inc., 5.38%, 10/01/22		134	569	280	944	1,927	134,000	569,000	280,000	944,000	1,927,000
							1,182,575	5,030,175	2,460,056	8,342,831	17,015,637

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Insurance — 5.2%
American International Group, Inc.:
3.80%, 3/22/17 (c)	USD	345	1,500	725	2,500	5,070	$356,322	$1,549,227	$748,793	$2,582,045	$5,236,387
8.25%, 8/15/18		150	625	300	1,050	2,125	181,744	757,269	363,489	1,272,211	2,574,713
6.40%, 12/15/20 (c)		610	2,590	1,235	4,275	8,710	700,682	2,975,027	1,418,594	4,910,517	10,004,820
Aon Corp., 5.00%, 9/30/20 (c)		1,600	4,600	1,500	-	7,700	1,777,771	5,111,092	1,666,660	-	8,555,523
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		700	2,800	1,500	4,975	9,975	680,129	2,720,516	1,457,420	4,833,775	9,691,840
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		250	1,000	525	1,625	3,400	255,678	1,022,712	536,924	1,661,907	3,477,221
Genworth Financial, Inc., 7.63%, 9/24/21		225	970	480	1,615	3,290	222,165	957,776	473,951	1,594,648	3,248,540
ING Verzekeringen NV, 2.69%, 6/21/21 (b)	EUR	110	430	-	-	540	136,143	532,194	-	-	668,337
Manulife Financial Corp., 4.90%, 9/17/20 (c)	USD	1,000	4,700	1,075	3,650	10,425	1,044,983	4,911,420	1,123,357	3,814,188	10,893,948
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		100	430	210	715	1,455	86,250	370,875	181,125	616,687	1,254,937
Principal Financial Group, Inc., 8.88%, 5/15/19		225	980	475	1,145	2,825	291,423	1,269,309	615,226	1,483,019	3,658,977
Prudential Financial, Inc., 6.63%, 12/01/37 (c)		800	3,400	1,725	4,075	10,000	927,734	3,942,871	2,000,427	4,725,647	11,596,679
XL Group Ltd., 5.75%, 10/01/21		810	3,430	1,740	4,105	10,085	895,790	3,793,282	1,924,289	4,539,773	11,153,134
							7,556,814	29,913,570	12,510,255	32,034,417	82,015,056
IT Services — 0.8%
Epicor Software Corp., 8.63%, 5/01/19		160	720	340	1,180	2,400	165,600	745,200	351,900	1,221,300	2,484,000
Fidelity National Information Services, Inc., 5.00%, 3/15/22 (a)		70	320	160	530	1,080	70,000	320,000	160,000	530,000	1,080,000
First Data Corp.:
7.38%, 6/15/19 (a)(c)		215	935	455	1,550	3,155	219,837	956,037	465,238	1,584,875	3,225,987
8.25%, 1/15/21 (a)		20	85	40	135	280	19,700	83,725	39,400	132,975	275,800
12.63%, 1/15/21		170	710	340	1,160	2,380	170,425	711,775	340,850	1,162,900	2,385,950
SunGard Data Systems, Inc., 7.38%, 11/15/18		170	730	350	1,210	2,460	181,475	779,275	373,625	1,291,675	2,626,050
							827,037	3,596,012	1,731,013	5,923,725	12,077,787
Life Sciences Tools & Services — 1.7%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		865	3,825	1,830	5,480	12,000	955,825	4,226,625	2,022,150	6,055,400	13,260,000
Life Technologies Corp., 6.00%, 3/01/20 (c)		1,000	4,200	2,000	4,800	12,000	1,162,765	4,883,613	2,325,530	5,581,272	13,953,180
							2,118,590	9,110,238	4,347,680	11,636,672	27,213,180

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Machinery — 1.0%
Ingersoll-Rand Global Holding Co., Ltd., 9.50%, 4/15/14	USD	800	3,400	1,725	4,075	10,000	$919,474	$3,907,766	$1,982,617	$4,683,573	$11,493,430
UR Financing Escrow Corp. (a):
5.75%, 7/15/18		55	235	114	389	793	56,788	242,638	117,705	401,643	818,774
7.38%, 5/15/20		140	600	290	995	2,025	147,000	630,000	304,500	1,044,750	2,126,250
7.63%, 4/15/22		129	548	267	909	1,853	136,417	579,510	282,352	961,267	1,959,546
							1,259,679	5,359,914	2,687,174	7,091,233	16,398,000
Media — 8.2%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		90	395	190	655	1,330	100,575	441,412	212,325	731,963	1,486,275
CCH II LLC, 13.50%, 11/30/16		541	2,317	1,128	3,851	7,837	611,330	2,618,210	1,274,640	4,351,630	8,855,810
Comcast Corp., 6.30%, 11/15/17 (c)		800	3,400	1,725	4,075	10,000	970,414	4,124,258	2,092,454	4,943,044	12,130,170
Cox Communications, Inc., 8.38%, 3/01/39 (a)		800	3,400	1,725	4,075	10,000	1,148,628	4,881,669	2,476,729	5,850,824	14,357,850
CSC Holdings LLC:
8.50%, 4/15/14		160	680	330	1,130	2,300	176,400	749,700	363,825	1,245,825	2,535,750
8.63%, 2/15/19		275	1,200	580	1,950	4,005	312,125	1,362,000	658,300	2,213,250	4,545,675
DIRECTV Holdings LLC, 5.00%, 3/01/21 (c)		600	2,575	1,250	4,150	8,575	656,128	2,815,884	1,366,934	4,538,220	9,377,166
DISH DBS Corp., 7.00%, 10/01/13		450	1,750	850	1,950	5,000	482,063	1,874,687	910,562	2,088,937	5,356,249
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		50	190	150	320	710	52,125	198,075	156,375	333,600	740,175
Intelsat Luxemburg SA:
11.25%, 2/04/17		150	620	300	1,030	2,100	155,625	643,250	311,250	1,068,625	2,178,750
11.50%, 2/04/17 (f)		100	400	190	630	1,320	104,250	417,000	198,075	656,775	1,376,100
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		275	1,175	575	1,975	4,000	313,156	1,338,031	654,781	2,249,031	4,554,999
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		230	1,040	500	1,760	3,530	245,525	1,110,200	533,750	1,878,800	3,768,275
The New York Times Co., 6.63%, 12/15/16		-	-	1,725	-	1,725	-	-	1,800,469	-	1,800,469
News America, Inc., 6.15%, 3/01/37 (c)		950	4,200	2,000	4,850	12,000	1,055,212	4,665,146	2,221,498	5,387,133	13,328,989
Time Warner Cable, Inc., 6.75%, 6/15/39		925	4,050	1,950	4,675	11,600	1,115,360	4,883,470	2,351,300	5,637,092	13,987,222
Time Warner, Inc., 7.70%, 5/01/32 (c)		950	4,150	2,000	4,900	12,000	1,244,645	5,437,135	2,620,306	6,419,750	15,721,836
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH), 8.13%, 12/01/17 (a)		240	1,030	505	1,225	3,000	257,400	1,104,675	541,613	1,313,812	3,217,500
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		600	2,675	1,300	3,175	7,750	654,000	2,915,750	1,417,000	3,460,750	8,447,500
							9,654,961	41,580,552	22,162,186	54,369,061	127,766,760

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Metals & Mining — 2.1%
Alcoa, Inc., 5.40%, 4/15/21 (c)	USD	155	580	290	940	1,965	$162,906	$609,585	$304,793	$987,948	$2,065,232
Barrick Gold Corp., 2.90%, 5/30/16 (c)		275	1,150	550	1,925	3,900	288,369	1,205,908	576,739	2,018,586	4,089,602
Barrick North America Finance LLC, 5.70%, 5/30/41 (c)		300	1,325	650	2,275	4,550	330,570	1,460,015	716,234	2,506,818	5,013,637
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		325	1,400	675	2,300	4,700	321,127	1,383,316	666,956	2,272,591	4,643,990
Freeport-McMoRan Corp., 7.13%, 11/01/27		700	2,900	1,400	3,500	8,500	863,821	3,578,687	1,727,642	4,319,105	10,489,255
New Gold, Inc., 7.00%, 4/15/20 (a)		30	130	65	215	440	30,675	132,925	66,462	219,838	449,900
Novelis, Inc., 8.75%, 12/15/20		230	975	470	1,610	3,285	253,575	1,074,938	518,175	1,775,025	3,621,713
Teck Resources Ltd., 10.75%, 5/15/19		200	874	190	1,000	2,264	247,500	1,081,575	235,125	1,237,500	2,801,700
							2,498,543	10,526,949	4,812,126	15,337,411	33,175,029
Multiline Retail — 0.6%
JC Penney Co., Inc., 5.65%, 6/01/20 (c)		360	3,235	720	6,015	10,330	349,200	3,137,950	698,400	5,834,550	10,020,100
Multi-Utilities — 1.4%
CenterPoint Energy, Inc.:
5.95%, 2/01/17		750	3,150	1,500	3,600	9,000	857,432	3,601,212	1,714,863	4,115,671	10,289,178
6.50%, 5/01/18		775	3,350	1,600	3,950	9,675	922,291	3,986,678	1,904,085	4,700,710	11,513,764
							1,779,723	7,587,890	3,618,948	8,816,381	21,802,942
Oil, Gas & Consumable Fuels — 13.5%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		244	994	497	1,686	3,421	282,099	1,149,207	574,604	1,949,259	3,955,169
6.38%, 9/15/17		10	23	12	52	97	11,884	27,334	14,261	61,797	115,276
Berry Petroleum Co., 6.38%, 9/15/22		100	425	205	705	1,435	104,000	442,000	213,200	733,200	1,492,400
BP Capital Markets Plc (c) :
5.25, 11/07/13		-	-	-	2,100	2,100	-	-	-	2,234,711	2,234,711
3.88%, 3/10/15		350	1,500	700	3,085	5,635	374,870	1,606,585	749,740	3,304,211	6,035,406
3.20%, 3/11/16		-	1,875	925	-	2,800	-	1,997,512	985,439	-	2,982,951
Buckeye Partners LP, 4.88%, 2/01/21		225	1,000	475	1,650	3,350	232,426	1,033,005	490,677	1,704,458	3,460,566
Chesapeake Midstream Partners LP:
5.88%, 4/15/21		140	595	285	980	2,000	133,000	565,250	270,750	931,000	1,900,000
6.13%, 7/15/22		110	475	230	785	1,600	105,875	457,188	221,375	755,563	1,540,001

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Oil, Gas and Consumable Fuels (continued)
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (a)(c)	USD	15	40	20	70	145	$14,100	$37,600	$18,800	$65,800	$136,300
Concho Resources, Inc., 5.50%, 10/01/22		100	420	205	700	1,425	100,000	420,000	205,000	700,000	1,425,000
CONSOL Energy, Inc., 6.38%, 3/01/21		105	450	220	745	1,520	98,700	423,000	206,800	700,300	1,428,800
Copano Energy LLC, 7.13%, 4/01/21		130	560	270	930	1,890	137,150	590,800	284,850	981,150	1,993,950
DCP Midstream LLC, 4.75%, 9/30/21 (a)		325	1,200	625	2,100	4,250	350,957	1,295,840	674,917	2,267,721	4,589,435
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		340	1,530	680	2,525	5,075	390,556	1,757,503	781,113	2,900,455	5,829,627
5.00%, 10/01/21		125	525	300	900	1,850	132,056	554,635	316,934	950,803	1,954,428
Enbridge Energy Partners LP, 9.88%, 3/01/19		475	2,100	1,000	2,425	6,000	640,756	2,832,818	1,348,961	3,271,230	8,093,765
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		240	1,025	500	1,700	3,465	247,800	1,058,312	516,250	1,755,250	3,577,612
Enterprise Products Operating LLC, 6.65%, 4/15/18 (c)		1,000	4,200	2,000	4,800	12,000	1,210,803	5,085,373	2,421,606	5,811,854	14,529,636
Everest Acquisition LLC / Everest Acquisition Finance, Inc., 6.88%, 5/01/19 (a)		80	340	165	565	1,150	84,000	357,000	173,250	593,250	1,207,500
Forest Oil Corp., 8.50%, 2/15/14		295	1,240	600	2,055	4,190	317,125	1,333,000	645,000	2,209,125	4,504,250
Kinder Morgan Energy Partners LP
6.85%, 2/15/20 (c)		1,000	4,200	2,000	4,800	12,000	1,209,390	5,079,438	2,418,780	5,805,072	14,512,680
3.95%, 9/01/22		-	-	-	2,500	2,500	-	-	-	2,517,618	2,517,618
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		55	230	110	380	775	58,300	243,800	116,600	402,800	821,500
Linn Energy LLC:
6.25%, 11/01/19 (a)		260	1,125	545	1,865	3,795	256,100	1,108,125	536,825	1,837,025	3,738,075
7.75%, 2/01/21		110	450	220	750	1,530	116,050	474,750	232,100	791,250	1,614,150
Marathon Petroleum Corp., 3.50%, 3/01/16		325	1,375	650	2,250	4,600	340,898	1,442,261	681,796	2,360,063	4,825,018
MarkWest Energy Partners LP, 6.25%, 6/15/22		125	530	255	880	1,790	131,563	557,825	268,388	926,200	1,883,976
Newfield Exploration Co., 6.88%, 2/01/20		145	595	275	950	1,965	154,063	632,188	292,188	1,009,375	2,087,814
Nexen, Inc., 6.40%, 5/15/37		295	1,380	670	2,270	4,615	327,455	1,531,822	743,711	2,519,736	5,122,724
Oasis Petroleum, Inc.:
7.25%, 2/01/19		80	340	165	560	1,145	84,800	360,400	174,900	593,600	1,213,700
6.50%, 11/01/21		70	305	145	505	1,025	71,400	311,100	147,900	515,100	1,045,500
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (a)(c)		280	1,600	575	2,495	4,950	290,500	1,660,000	596,563	2,588,563	5,135,626

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Oil, Gas and Consumable Fules (concluded)
ONEOK Partners LP, 8.63%, 3/01/19	USD	800	3,400	1,725	4,075	10,000	$1,046,175	$4,446,245	$2,255,815	$5,328,955	$13,077,190
Petrobras International Finance Co.:
3.88%, 1/27/16		875	3,725	1,800	6,150	12,550	915,980	3,899,457	1,884,301	6,438,029	13,137,767
5.38%, 1/27/21		525	2,200	1,075	3,625	7,425	575,101	2,409,946	1,177,587	3,970,934	8,133,568
Petrohawk Energy Corp., 10.50%, 8/01/14		145	615	300	1,020	2,080	160,950	682,650	333,000	1,132,200	2,308,800
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		150	445	310	865	1,770	155,250	460,575	320,850	895,275	1,831,950
Phillips 66, 2.95%, 5/01/17 (a)		250	1,060	515	1,755	3,580	256,530	1,087,689	528,453	1,800,844	3,673,516
Pioneer Natural Resources Co.:
6.65%, 3/15/17		150	650	320	1,080	2,200	170,170	737,403	363,029	1,225,223	2,495,825
6.88%, 5/01/18		115	490	240	820	1,665	135,382	576,844	282,536	965,330	1,960,092
Plains Exploration & Production Co.:
10.00%, 3/01/16		95	405	200	700	1,400	104,500	445,500	220,000	770,000	1,540,000
6.75%, 2/01/22		15	55	30	95	195	15,600	57,200	31,200	98,800	202,800
Precision Drilling Corp., 6.50%, 12/15/21		95	425	210	700	1,430	98,800	442,000	218,400	728,000	1,487,200
Premier Oil Plc, 5.00%, 6/09/18		825	3,400	1,625	5,650	11,500	851,812	3,510,500	1,677,812	5,833,625	11,873,749
Range Resources Corp., 6.75%, 8/01/20		200	855	415	1,415	2,885	217,000	927,675	450,275	1,535,275	3,130,225
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		700	2,975	1,425	4,900	10,000	716,751	3,046,192	1,459,100	5,017,257	10,239,300
Samson Investment Co., 9.75%, 2/15/20 (a)		145	610	295	1,000	2,050	151,344	636,687	307,906	1,043,750	2,139,687
SandRidge Energy, Inc.:
7.50%, 3/15/21		45	200	95	330	670	45,450	202,000	95,950	333,300	676,700
8.13%, 10/15/22 (a)		50	220	105	325	700	51,875	228,250	108,938	337,188	726,251
SM Energy Co.:
6.63%, 2/15/19		55	220	110	365	750	58,025	232,100	116,050	385,075	791,250
6.50%, 11/15/21		80	345	165	570	1,160	84,400	363,975	174,075	601,350	1,223,800
Targa Resources Partners LP, 6.88%, 2/01/21		115	495	240	820	1,670	120,175	517,275	250,800	856,900	1,745,150
Tennessee Gas Pipeline Co., 8.00%, 2/01/16		195	831	400	1,376	2,802	227,311	968,693	466,278	1,603,996	3,266,278
Western Gas Partners LP, 5.38%, 6/01/21		350	1,525	725	2,525	5,125	381,867	1,663,851	791,011	2,754,901	5,591,630
The Williams Cos., Inc., 8.75%, 3/15/32		170	711	247	1,175	2,303	229,691	960,651	333,728	1,587,573	3,111,643
							14,778,815	64,929,029	31,170,372	100,991,319	211,869,535

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Paper & Forest Products — 2.6%
Boise Paper Holdings LLC:
9.00%, 11/01/17	USD	70	290	140	480	980	$77,875	$322,625	$155,750	$534,000	$1,090,250
8.00%, 4/01/20		150	645	310	1,070	2,175	165,375	711,112	341,775	1,179,675	2,397,937
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		470	2,040	980	2,375	5,865	519,350	2,254,200	1,082,900	2,624,375	6,480,825
International Paper Co.:
7.50%, 8/15/21		775	3,325	1,625	3,950	9,675	983,902	4,221,257	2,063,020	5,014,726	12,282,905
8.70%, 6/15/38		-	-	900	3,100	4,000	-	-	1,226,057	4,223,087	5,449,144
7.30%, 11/15/39		800	3,400	1,725	4,075	10,000	989,883	4,207,004	2,134,436	5,042,218	12,373,541
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		80	330	160	545	1,115	80,800	333,300	161,600	550,450	1,126,150
							2,817,185	12,049,498	7,165,538	19,168,531	41,200,752
Pharmaceuticals — 2.6%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	100	300	-	-	400	145,607	436,821	-	-	582,428
Merck & Co., Inc., 6.50%, 12/01/33	USD	475	2,070	990	2,885	6,420	654,982	2,854,340	1,365,119	3,978,150	8,852,591
Pfizer, Inc., 7.20%, 3/15/39 (c)		2,080	4,425	1,635	6,980	15,120	3,075,224	6,542,243	2,417,304	10,319,742	22,354,513
Roche Holdings, Inc., 7.00%, 3/01/39 (a)(c)		420	1,825	865	3,020	6,130	596,113	2,590,254	1,227,709	4,286,337	8,700,413
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		65	250	125	450	890	67,356	259,062	129,531	466,312	922,261
							4,539,282	12,682,720	5,139,663	19,050,541	41,412,206
Professional Services - 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16		-	-	100	-	100	-	-	104,000	-	104,000
Real Estate Investment Trusts (REITs) — 2.7%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		800	3,400	1,725	4,075	10,000	952,522	4,048,217	2,053,875	4,851,907	11,906,521
Developers Diversified Realty Corp.:
4.75%, 4/15/18		155	645	315	1,025	2,140	160,591	668,268	326,363	1,061,976	2,217,198
7.88%, 9/01/20		175	775	375	1,325	2,650	210,167	930,738	450,357	1,591,263	3,182,525
ERP Operating LP, 5.75%, 6/15/17		800	3,405	1,715	4,080	10,000	920,772	3,919,036	1,973,905	4,695,937	11,509,650
HCP, Inc., 5.38%, 2/01/21		250	1,025	500	1,675	3,450	275,430	1,129,262	550,860	1,845,379	3,800,931
UDR, Inc., 4.25%, 6/01/18		350	1,475	725	2,675	5,225	371,914	1,567,353	770,394	2,842,487	5,552,148
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		270	1,135	550	1,880	3,835	278,361	1,170,146	567,031	1,938,216	3,953,754
							3,169,757	13,433,020	6,692,785	18,827,165	42,122,727

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Real Estate Management & Development — 0.3%
Realogy Corp. (a)(c):
7.88%, 2/15/19	USD	135	570	-	940	1,645	$132,300	$558,600	-	$921,200	$1,612,100
7.63%, 1/15/20		145	620	295	1,025	2,085	150,438	643,250	$306,063	1,063,437	2,163,188
Shea Homes LP, 8.63%, 5/15/19 (a)		110	480	230	805	1,625	114,675	500,400	239,775	839,213	1,694,063
							397,413	1,702,250	545,838	2,823,850	5,469,351
Road & Rail — 1.4%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		25	110	54	180	369	26,187	115,225	56,565	188,550	386,527
Florida East Coast Railway Corp., 8.13%, 2/01/17		40	200	80	320	640	41,100	205,500	82,200	328,800	657,600
The Hertz Corp., 6.75%, 4/15/19		77	338	188	564	1,167	80,369	352,787	196,225	588,675	1,218,056
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		1,200	5,000	2,500	8,500	17,200	1,391,143	5,796,430	2,898,215	9,853,931	19,939,719
							1,538,799	6,469,942	3,233,205	10,959,956	22,201,902
Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		190	775	400	1,300	2,665	209,475	854,438	441,000	1,433,250	2,938,163
KLA-Tencor Corp., 6.90%, 5/01/18		461	1,928	918	2,208	5,515	557,815	2,332,901	1,110,790	2,671,704	6,673,210
							767,290	3,187,339	1,551,790	4,104,954	9,611,373
Software — 0.1%
Lawson Software, Inc., 9.38%, 4/01/19 (a)		140	960	220	870	2,190	146,300	1,003,200	229,900	909,150	2,288,550
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18		445	1,965	940	2,775	6,125	482,825	2,132,025	1,019,900	3,010,875	6,645,625
Limited Brands, Inc., 7.00%, 5/01/20		230	980	470	1,370	3,050	255,300	1,087,800	521,700	1,520,700	3,385,500
QVC, Inc., 7.38%, 10/15/20 (a)		25	105	50	175	355	27,375	114,975	54,750	191,625	388,725
Sally Holdings LLC, 6.88%, 11/15/19 (a)		140	595	290	990	2,015	149,100	633,675	308,850	1,054,350	2,145,975
VF Corp., 5.95%, 11/01/17		350	1,475	725	2,450	5,000	417,757	1,760,547	865,353	2,924,298	5,967,955
							1,332,357	5,729,022	2,770,553	8,701,848	18,533,780
Tobacco — 2.3%
Altria Group, Inc., 10.20%, 2/06/39 (c)		937	3,929	1,919	6,607	13,392	1,501,238	6,294,946	3,074,574	10,585,570	21,456,328
Lorillard Tobacco Co., 3.50%, 8/04/16		600	2,450	1,175	4,150	8,375	628,723	2,567,286	1,231,249	4,348,669	8,775,927
Phillip Morris International, Inc., 2.50%, 5/16/16 (c)		-	-	1,225	4,200	5,425	-	-	1,288,003	4,416,010	5,704,013
							2,129,961	8,862,232	5,593,826	19,350,249	35,936,268

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Corporate Bonds		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Wireless Telecommunication Services — 5.0%
America Movil SAB de CV, 2.38%, 9/08/2016	USD	585	2,675	1,780	7,455	12,495	$597,002	$2,729,880	$1,816,518	$7,607,947	$12,751,347
American Tower Corp.:
4.50%, 1/15/18		450	1,925	925	3,200	6,500	475,171	2,032,675	976,740	3,378,992	6,863,578
5.05%, 9/01/20		-	-	500	-	500	-	-	529,038	-	529,038
5.90%, 11/01/21		295	1,295	-	2,180	3,770	331,598	1,455,660	-	2,450,455	4,237,713
Cricket Communications, Inc., 7.75%, 5/15/16		155	670	325	780	1,930	163,137	705,175	342,063	820,950	2,031,325
Crown Castle International Corp., 9.00%, 1/15/15		210	890	430	1,185	2,715	232,050	983,450	475,150	1,309,425	3,000,075
Crown Castle Towers LLC (a):
5.50%, 1/15/37		275	1,175	575	1,975	4,000	303,632	1,297,335	634,866	2,180,627	4,416,460
4.17%, 8/15/37		-	-	1,000	2,000	3,000	-	-	1,046,738	2,093,476	3,140,214
6.11%, 1/15/40		300	1,300	625	2,330	4,555	342,592	1,484,564	713,732	2,660,795	5,201,683
Digicel Group Ltd., 8.25%, 9/01/17 (a)		125	-	-	-	125	130,312	-	-	-	130,312
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		195	840	395	1,040	2,470	195,000	840,000	395,000	1,040,000	2,470,000
SBA Tower Trust, 5.10%, 4/15/42 (a)		1,000	4,225	2,500	6,250	13,975	1,088,207	4,597,675	2,720,517	6,801,294	15,207,693
Sprint Capital Corp., 6.88%, 11/15/28		230	1,000	480	1,650	3,360	171,925	747,500	358,800	1,233,375	2,511,600
Sprint Nextel Corp. (a):
9.00%, 11/15/18		540	1,860	760	3,210	6,370	594,675	2,048,325	836,950	3,535,012	7,014,962
7.00%, 3/01/20		620	2,670	1,290	4,390	8,970	632,400	2,723,400	1,315,800	4,477,800	9,149,400
							5,257,701	21,645,639	12,161,912	39,590,148	78,655,400
Total Corporate Bonds – 105.5%							120,731,484	502,236,345	245,136,717	785,552,025	1,653,656,571

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Preferred Securities
Capital Trusts
Capital Markets — 3.5%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (b)	USD	500	2,500	-	-	3,000	$530,000	$2,650,000	-	-	$3,180,000
State Street Capital Trust III, 5.46% (b)(e)		725	2,920	1,385	1,740	6,770	727,842	2,931,446	$1,390,429	$1,746,821	6,796,538
State Street Capital Trust IV, 1.47%, 6/01/37 (b)		4,740	18,235	9,675	28,195	60,845	3,527,380	13,569,995	7,199,874	20,981,958	45,279,207
							4,785,222	19,151,441	8,590,303	22,728,779	55,255,745
Commercial Banks — 5.00%
Barclays Bank Plc (a)(b)(e):
5.93%		425	-	1,700	-	2,125	386,750	-	1,547,000	-	1,933,750
7.43% (c)		150	650	325	1,100	2,225	150,000	650,000	325,000	1,100,000	2,225,000
BB&T Capital Trust IV, 6.82%, 6/12/77 (b)		-	-	-	15,300	15,300	-	-	-	15,453,000	15,453,000
BNP Paribas, 7.20% (a)(b)(c)(e)		300	1,500	700	2,500	5,000	258,000	1,290,000	602,000	2,150,000	4,300,000
Credit Agricole SA, 8.38% (a)(b)(c)(e)		350	1,475	725	2,450	5,000	308,000	1,298,000	638,000	2,156,000	4,400,000
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)		530	2,240	1,095	3,715	7,580	426,650	1,803,200	881,475	2,990,575	6,101,900
HSBC Capital Funding LP/Jersey Channel Islands, 10.18% (a)(b)(c)(e)		-	4,835	-	7,000	11,835	-	6,285,500	-	9,100,000	15,385,500
FCB/NC Capital Trust I, 8.05%, 3/01/28		-	-	1,100	-	1,100	-	-	1,105,265	-	1,105,265
M&T Capital Trust II, 8.28%, 1/06/27		910	3,630	-	-	4,540	928,200	3,702,600	-	-	4,630,800
National City Preferred Capital Trust I, 12.00% (b)(e)		300	1,100	600	3,713	5,713	319,320	1,170,840	638,640	3,952,117	6,080,917
NationsBank Capital Trust III, 1.02%, 1/15/27 (b)		-	13,470	-	-	13,470	-	10,111,848	-	-	10,111,848
NBP Capital Trust III, 7.38% (e)		-	-	2,000	-	2,000	-	-	1,380,000	-	1,380,000
Standard Chartered Plc, 7.01% (a)(b)(e)		-	-	-	5,000	5,000	-	-	-	4,802,625	4,802,625
							2,776,920	26,311,988	7,117,380	41,704,317	77,910,605
Consumer Finance - 0.1%
Capital One Capital V, 10.25%, 8/15/39		-	-	750	1,275	2,025	-	-	781,875	1,329,187	2,111,062
Diversified Financial Services — 2.8%
JPMorgan Chase Capital XXI, Series U, 1.49%, 2/02/37 (b)		-	-	7,125	12,875	20,000	-	-	5,276,191	9,534,169	14,810,360
JPMorgan Chase Capital XXIII, 1.50%, 5/15/47 (b)(c)		3,085	8,775	6,190	20,695	38,745	2,282,965	6,493,684	4,580,730	15,314,735	28,672,114
							2,282,965	6,493,684	9,856,921	24,848,904	43,482,474

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Capital Trusts		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Electric Utilities — 0.5%
PPL Capital Funding, 6.70%, 3/30/67 (b)	USD	500	3,000	900	3,900	8,300	$495,000	$2,970,000	$891,000	$3,861,000	$8,217,000
Insurance — 8.7%
Ace Capital Trust II, 9.70%, 4/1/30		500	2,500	-	4,000	7,000	683,396	3,416,980	-	5,467,168	9,567,544
The Allstate Corp., 6.50%, 5/15/67 (b)		500	5,000	900	4,000	10,400	488,750	4,887,500	879,750	3,910,000	10,166,000
American General Capital II, 8.50%, 7/01/30		-	100	100	300	500	-	109,301	109,301	327,902	546,504
American International Group, Inc., 8.18%, 5/15/68 (b)		225	900	400	1,300	2,825	240,469	961,875	427,500	1,389,375	3,019,219
Aon Corp., 8.21%, 1/01/27		-	2,500	-	4,000	6,500	-	2,920,820	-	4,673,312	7,594,132
AXA SA, 6.38% (a)(b)(e)(f)		1,000	3,000	900	6,000	10,900	795,000	2,385,000	715,500	4,875,000	8,770,500
Bank One Capital III, 8.75%, 9/01/30		-	2,000	-	-	2,000	-	2,790,000	-	-	2,790,000
Chubb Corp., 6.38%, 3/29/67 (b)(c)		500	2,000	900	4,000	7,400	511,875	2,047,500	921,375	4,095,000	7,575,750
Farmers Exchange Capital, 7.05%, 7/15/28 (a)		500	2,500	-	-	3,000	553,446	2,767,230	-	-	3,320,676
Great-West Life & Annuity Insurance Co., 7.15%, 5/16/46 (a)(b)		500	-	-	-	500	500,000	-	-	-	500,000
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		500	2,925	900	4,000	8,325	680,000	3,978,000	1,224,000	5,440,000	11,322,000
Lincoln National Corp., 7.00%, 5/17/66 (b)		500	3,350	900	4,255	9,005	485,000	3,249,500	873,000	4,127,350	8,734,850
MetLife, Inc., 6.40%, 12/15/66		500	3,325	900	4,550	9,275	489,107	3,252,561	880,392	4,450,874	9,072,934
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, 3/15/72 (a)(b)		320	1,420	700	2,360	4,800	328,777	1,458,950	719,201	2,424,734	4,931,662
Northwestern Mutual Life Insurance, 6.06%, 3/30/40 (a)(c)		900	3,800	1,800	5,500	12,000	1,072,333	4,527,628	2,144,666	6,553,145	14,297,772
Principal Life Insurance Co., 8.00%, 3/01/44 (a)		-	2,500	-	-	2,500	-	2,852,520	-	-	2,852,520
Prudential Plc, 6.50% (e)		-	-	6,000	-	6,000	-	-	5,661,000	-	5,661,000
Reinsurance Group of America, 6.75%, 12/15/65 (b)		700	3,000	1,300	7,000	12,000	647,712	2,775,909	1,202,894	6,477,121	11,103,636
Swiss Re Capital I LP, 6.85% (a)(b)(e)(f)		450	-	1,000	3,000	4,450	413,844	-	919,653	2,758,959	4,092,456
Swiss Re Solutions Holding Corp, 7.75%, 6/15/30 (c)		-	2,000	-	-	2,000	-	2,482,990	-	-	2,482,990
ZFS Finance (USA) (a)(b):
Trust II, 6.45%, 12/15/65		1,800	-	1,150	3,850	6,800	1,764,000	-	1,127,000	3,773,000	6,664,000
Trust IV, 5.88%, 5/09/62 (a)(b)		146	379	190	599	1,314	146,182	379,474	190,237	599,749	1,315,642
							9,799,891	47,243,738	17,995,469	61,342,689	136,381,787

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Par (000)					Value
Capital Trusts		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Multi-Utilities — 0.5%
Dominion Resources Capital Trust I, 7.83%, 12/01/27	USD	500	2,500	-	-	3,000	$513,032	$2,565,160	-	-	$3,078,192
Dominion Resources, Inc., 7.50%, 6/30/66 (b)		500	3,900	-	-	4,400	532,500	4,153,500	-	-	4,686,000
							1,045,532	6,718,660	-	-	7,764,192
Oil, Gas & Consumable Fuels — 1.1%
Enterprise Products Operating LLC, 8.38%, 8/01/66 (b)		825	2,000	-	4,500	7,325	895,125	2,170,000	-	$4,882,500	7,947,625
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		500	4,000	900	4,000	9,400	521,946	4,175,568	$939,503	4,175,568	9,812,585
							1,417,071	6,345,568	939,503	9,058,068	17,760,210
Road & Rail — 0.3%
BNSF Funding Trust I., 6.61%, 12/15/55 (b)		-	3,750	-	-	3,750	-	3,904,688	-	-	3,904,688
Total Capital Trusts – 22.5%							22,602,601	119,139,767	46,172,451	164,872,944	352,787,763
Preferred Stocks	Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)		1,000	4,000	-	7,000	12,000	125,375	501,500	-	877,625	1,504,500
Diversified Financial Services — 0.4%
Ally Financial, Inc., 7.00% (a)		510	2,190	1,170	3,640	7,510	432,863	1,858,762	993,038	3,089,450	6,374,113
Real Estate Investment Trusts (REITs) — 0.5%
Sovereign Real Estate Investment Trust, 12.00% (a)		-	-	-	7,000	7,000	-	-	-	7,797,020	7,797,020
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(g)		3,000	14,000	-	23,000	40,000	3,690	17,220	-	28,290	49,200
Freddie Mac, Series Z, 8.38% (b)(g)		3,000	14,000	-	23,000	40,000	3,750	17,500	-	28,750	50,000
							7,440	34,720	-	57,040	99,200
Wireless Telecommunication Services — 1.1%
Centaur Funding Corp., 9.08% (a)		2,720	-	-	10,000	12,720	3,223,200	-	-	11,850,000	15,073,200
Centaur Funding Corp., 9.05% (a)		-	2,423	-	-	2,423	-	2,871,255	-	-	2,871,255
							3,223,200	2,871,255	-	11,850,000	17,944,455
Total Preferred Stocks – 2.1%							3,788,878	5,266,237	993,038	23,671,135	33,719,288

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Shares					Value
Trust Preferreds - 0.3%		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13% (b)		13,680	57,110	26,490	89,130	186,410	$321,770	$1,343,295	$623,076	$2,096,443	$4,384,584
Total Trust Preferreds – 0.3%							321,770	1,343,295	623,076	2,096,443	4,384,584
Total Preferred Securities – 24.9%							26,713,249	125,749,299	47,788,565	190,640,522	390,891,635

Taxable Municipal Bonds		Par(000)
City of Chicago Illinois, RB, Build America Bonds, 6.85%, 1/01/38		-	-	-	5,000	5,000	-	-	-	5,618,500	5,618,500
Metropolitan Transportation, Authority, RB, Build America Bonds, 6.55%, 11/15/31	USD	800	3,450	1,675	4,075	10,000	981,208	4,231,460	2,054,404	4,998,028	12,265,100
Total Taxable Municipal Bonds – 1.1%							981,208	4,231,460	2,054,404	10,616,528	17,883,600

US Government Sponsored Agency Securities
Agency Obligations — 0.3%
Fannie Mae, 4.23%, 10/09/19 (c)(h)		390	1,670	805	2,765	5,630	314,003	1,344,575	648,134	2,226,198	4,532,910
Total US Government Sponsored Agency Securities – 0.3%							314,003	1,344,575	648,134	2,226,198	4,532,910

US Treasury Obligations
US Treasury Bonds (c):
3.75%, 8/15/41		236	1,470	713	945	3,364	266,459	1,659,721	805,021	1,066,963	3,798,164
3.13%, 11/15/41		740	2,465	1,060	3,935	8,200	742,312	2,472,703	1,063,312	3,947,297	8,225,624
US Treasury Notes:
0.88%, 12/31/16 (c)		901	3,847	1,875	6,377	13,000	906,350	3,869,843	1,886,134	6,414,867	13,077,194
0.88%, 1/31/17 (c)		-	-	-	6,000	6,000	-	-	-	6,031,872	6,031,872
2.00%, 2/15/22		-	145	-	-	145	-	146,088	-	-	146,088
Total US Treasury Obligations – 2.0%							1,915,121	8,148,355	3,754,467	17,460,999	31,278,942

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Shares					Value
		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Warrants (i)
Media – 0.0%
Cumulus Media, Inc. (Expires 3/26/19)		-	-	2,345	-	2,345	-	-	$17,872	-	$17,872
Total Long-Term Investments (Cost – $2,025,349,275) – 134.9%	USD						$151,909,873	$646,900,945	300,498,659	$1,015,453,582	2,114,763,059

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (j)(k)		621,268	1,908,035	841,364	2,310,288	5,680,955	621,268	1,908,035	841,364	2,310,288	5,680,955
Total Short-Term Securities (Cost – $5,680,955) – 0.4%							621,268	1,908,035	841,364	2,310,288	5,680,955

Options Purchased
	Contracts
Exchange-Traded Put Options — 0.0%
S&P 500 Index, Strike Price USD, 1,200.00, Expires 6/16/12	67	285	138	472	962	17,420	74,100	35,880	122,720	250,120

	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.1%
Receive a fixed rate of 2.40% and pay a floating rate based on 3- month LIBOR, expires 5/11/12, Broker Citibank NA	1,300	5,500	2,700	9,100	18,600	46	196	96	324	662
Receive a fixed rate of 2.61% and pay a floating rate based on 3- month LIBOR, expires 4/05/13, Broker Citibank NA	800	3,400	5,200	17,600	27,000	37,051	157,467	240,832	815,123	1,250,473
Receive a fixed rate of 2.61% and pay a floating rate based on 3- month LIBOR, expires 1/13/14, Broker Credit Suisse Securities (USA) LLC	-	-	500	1,900	2,400	-	-	21,881	83,149	105,030
						37,097	157,663	262,809	898,596	1,356,165

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)
Contracts					Value
PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Options Purchased
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Receive a fixed rate of 2.61% and pay a floating rate based on 3-month LIBOR, expires 4/05/13, Broker Citibank NA	USD	800	3,400	5,200	17,600	27,000	$16,824	$71,501	$109,356	$370,126	$567,807
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 9/16/13, Broker Credit Suisse Securities (USA) LLC	EUR	1,300	5,300	-	-	6,600	6,516	26,564	-	-	33,080
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Deutsche Bank AG		1,300	-	-	-	1,300	7,984	-	-	-	7,984
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker Citibank NA		-	5,000	-	-	5,000	-	30,708	-	-	30,708
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 12/12/13, Broker Credit Suisse Securities (USA) LLC		900	4,000	-	-	4,900	7,148	31,771	-	-	38,919
Pay a fixed rate of 2.61% and receive a floating rate based on 3-month LIBOR, Expires 1/13/14, Broker Credit Suisse Securities (USA) LLC		-	-	500	1,900	2,400	-	-	20,162	76,615	96,777
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 2/07/17, Broker Deutsche Bank AG	USD	1,200	4,800	2,300	8,000	16,300	40,277	161,107	77,197	268,512	547,093
							78,749	321,651	206,715	715,253	1,322,368
Total Options Purchased (Cost – $6,618,533) – 0.2%							133,266	553,414	505,404	1,736,569	2,928,653
Total Investments Before Options Written (Cost – $2,037,648,763) – 135.5%							152,664,407	649,362,394	301,845,427	1,019,500,439	2,123,372,667

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

		Contracts					Value
		PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)	PSW	PSY	BPP	BTZ	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Options Written
Over-the-Counter Call Options — (0.0)%
S&P 500 Index, Strike Price USD 1,450.00, Expires 6/15/12		1,700	7,100	3,500	11,800	24,100	$(12,394)	$(51,763)	$(25,517)	$(86,029)	$(175,703)
	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — (0.3)%
Pay a fixed rate of 4.75% and receive a floating rate based on 3-month LIBOR, Expires 3/24/14, Broker Citibank NA	USD	-	-	5,000	17,000	22,000	-	-	(967,336)	(3,288,942)	(4,256,278)
Over-the-Counter Interest Rate Put Swaptions — (0.0)%
Receive a fixed rate of 1.75% and pay a floating rate based on 3-month LIBOR, Expires 8/23/12, Broker Deutsche Bank AG		-	-	10,800	37,000	47,800	-	-	(14,881)	(50,982)	(65,863)
Receive a fixed rate of 4.75% and pay a floating rate based on 3-month LIBOR, Expires 3/24/14, Broker Citibank NA		-	-	5,000	17,000	22,000	-	-	(30,291)	(102,988)	(133,279)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG		2,400	9,600	4,600	16,000	32,600	(35,633)	(142,531)	(68,296)	(237,552)	(484,012)
							(35,633)	(142,531)	(113,468)	(391,522)	(683,154)
Total Options Written (Premiums Received – $3,704,300) – (0.3)%							(48,027)	(194,294)	(1,106,321)	(3,766,493)	(5,115,135)
Total Investments, Net of Options Written – 135.2%							152,616,380	649,168,100	300,739,106	1,015,733,946	2,118,257,532
Liabilities in Excess of Other Assets – (35.2)%							(40,980,708)	(172,641,066)	(70,016,682)	(267,418,446)	(557,994,828)	(l)

Net Assets – 100.0%							$111,635,672	$476,527,034	$230,722,424	$748,315,500	$1,560,262,704

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(g)	Non-income producing security.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(j)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Fund	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	PSW	183,531	437,737	621,268	$95
	PSY	2,023,400	(115,365)	1,908,035	8,840
	BPP	1,547,481	(706,117)	841,364	6,010
	BTZ	500	2,309,788	2,310,288	16,041
	Pro forma Combined Fund	3,754,912	1,926,043	5,680,955	$30,986

(k)	Represents the current yield as of report date.
(l)
Reflects pro forma adjustments of $6,937,926 of which $990,000 is due to the charge for estimated reorganization expenses of $240,000, $300,000 and $450,000 attributable to the PSW, BPP and BTZ, respectively, and $5,947,926 is due to the distribution of undistributed net investment income of $503,915, $3,182,458, $905,399 and $1,356,154 attributable to PSW, PSY, BPP and BTZ, respectively.

●
For Fund compliance purposes, the Funds' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combined such industry sub-classifications for reporting ease.

●	Reverse repurchase agreements outstanding as of April 30, 2012 were as follows:

PSW
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Deutsche Bank AG	(0.50)%	1/17/12	Open	$107,168	$107,325
UBS Securities LLC	(1.25)%	2/02/12	Open	122,508	122,887
Credit Suisse Securities (USA) LLC	0.35%	2/15/12	Open	950,524	949,823
Credit Suisse Securities (USA) LLC	0.35%	2/22/12	Open	1,052,581	1,051,875
UBS Securities LLC	0.35%	2/28/12	Open	2,509,536	2,508,000
UBS Securities LLC	0.38%	2/28/12	Open	2,609,046	2,607,312
Credit Suisse Securities (USA) LLC	(0.25)%	3/07/12	Open	295,987	296,100

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

BNP Paribas Securities Corp.	0.35%	3/12/12	Open	1,354,083	1,353,425
UBS Securities LLC	0.32%	3/13/12	Open	544,737	544,500
UBS Securities LLC	0.38%	3/13/12	Open	602,937	602,625
Deutsche Bank AG	0.17%	3/14/12	Open	721,664	721,500
Credit Suisse Securities (USA) LLC	0.30%	3/21/12	Open	1,388,224	1,387,750
Credit Suisse Securities (USA) LLC	0.35%	3/21/12	Open	707,282	707,000
Credit Suisse Securities (USA) LLC	0.38%	3/21/12	Open	6,194,048	6,191,369
Barclays Capital, Inc.	0.35%	3/22/12	Open	662,870	662,613
UBS Securities LLC	0.35%	3/23/12	Open	92,415	92,380
Credit Suisse Securities (USA) LLC	0.35%	3/27/12	Open	332,607	332,494
Barclays Capital, Inc.	(1.00)%	4/03/12	Open	147,195	147,309
UBS Securities LLC	0.10%	4/16/12	Open	174,007	174,000
Barclays Capital, Inc.	0.35%	4/18/12	Open	3,329,295	3,328,875
UBS Securities LLC	0.34%	4/23/12	Open	3,877,368	3,877,075
UBS Securities LLC	0.35%	4/23/12	Open	374,442	374,412
Credit Suisse Securities (USA) LLC	0.35%	4/23/12	Open	602,297	602,250
Deutsche Bank AG	0.00%	4/24/12	Open	53,400	53,400
Deutsche Bank AG	0.12%	4/24/12	Open	907,779	907,758
UBS Securities LLC	0.34%	4/24/12	Open	332,522	332,500
Barclays Capital, Inc.	0.35%	4/25/12	Open	1,351,579	1,351,500
BNP Paribas Securities Corp.	0.19%	4/25/12	Open	265,803	265,795
BNP Paribas Securities Corp.	0.23%	4/25/12	Open	311,037	311,025
BNP Paribas Securities Corp.	0.37%	4/25/12	Open	2,044,126	2,044,000
BNP Paribas Securities Corp.	0.35%	4/25/12	Open	250,015	250,000
UBS Securities LLC	0.25%	4/26/12	Open	246,008	246,000
UBS Securities LLC	0.35%	4/26/12	Open	1,263,936	1,263,875
UBS Securities LLC	0.38%	4/26/12	Open	6,808,960	6,808,600
Deutsche Bank AG	0.25%	4/26/12	Open	324,011	324,000
PSW Total				$42,911,997	$42,901,352

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

PSY
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
UBS Securities LLC	0.35%	1/11/12	Open	$3,803,600	$3,799,500
UBS Securities LLC	0.38%	1/12/12	Open	3,174,306	3,170,625
Deutsche Bank AG	(0.50)%	1/17/12	Open	452,489	453,150
UBS Securities LLC	0.38%	1/25/12	Open	9,941,548	9,931,750
UBS Securities LLC	0.35%	2/02/12	Open	586,307	585,800
UBS Securities LLC	(1.25)%	2/02/12	Open	523,826	525,450
UBS Securities LLC	0.38%	2/14/12	Open	1,125,977	1,125,062
Credit Suisse Securities (USA) LLC	0.35%	2/15/12	Open	4,179,526	4,176,440
Credit Suisse Securities (USA) LLC	0.35%	2/22/12	Open	4,444,229	4,441,250
UBS Securities LLC	0.38%	2/28/12	Open	10,955,668	10,948,387
Credit Suisse Securities (USA) LLC	(0.25)%	3/07/12	Open	1,691,354	1,692,000
BNP Paribas Securities Corp.	0.35%	3/12/12	Open	1,102,161	1,101,625
UBS Securities LLC	0.35%	3/13/12	Open	5,027,394	5,025,000
UBS Securities LLC	0.37%	3/13/12	Open	5,482,884	5,480,125
UBS Securities LLC	0.38%	3/13/12	Open	13,483,034	13,476,062
UBS Securities LLC	0.32%	3/13/12	Open	2,327,513	2,326,500
Deutsche Bank AG	0.17%	3/14/12	Open	2,403,920	2,403,375
Credit Suisse Securities (USA) LLC	0.38%	3/21/12	Open	21,023,614	21,014,519
Credit Suisse Securities (USA) LLC	0.35%	3/21/12	Open	9,305,389	9,301,681
Barclays Capital, Inc.	0.35%	3/22/12	Open	2,814,482	2,813,388
Credit Suisse Securities (USA) LLC	0.35%	3/22/12	Open	1,406,797	1,406,250
UBS Securities LLC	0.35%	3/23/12	Open	438,971	438,805
BNP Paribas Securities Corp.	0.35%	3/27/12	Open	6,279,136	6,277,000
Credit Suisse Securities (USA) LLC	0.35%	3/27/12	Open	1,562,451	1,561,920
UBS Securities LLC	0.38%	3/27/12	Open	3,766,891	3,765,500
Barclays Capital, Inc.	(1.00)%	4/03/12	Open	637,844	638,341
UBS Securities LLC	0.10%	4/16/12	Open	783,033	783,000
Barclays Capital, Inc.	0.35%	4/18/12	Open	30,370,748	30,366,910
Credit Suisse Securities (USA) LLC	0.35%	4/23/12	Open	2,690,260	2,690,050
Barclays Capital, Inc.	0.35%	4/24/12	Open	1,740,712	1,740,594
Deutsche Bank AG	0.12%	4/24/12	Open	3,875,943	3,875,853
Deutsche Bank AG	0.00%	4/24/12	Open	235,850	235,850

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

UBS Securities LLC	0.34%	4/24/12	Open	1,325,338	1,325,250
BNP Paribas Securities Corp.	0.23%	4/25/12	Open	1,329,788	1,329,737
BNP Paribas Securities Corp.	0.19%	4/25/12	Open	1,655,640	1,655,587
UBS Securities LLC	0.34%	4/25/12	Open	6,396,737	6,396,376
BNP Paribas Securities Corp.	0.35%	4/26/12	Open	3,984,194	3,984,000
BNP Paribas Securities Corp.	0.37%	4/26/12	Open	4,364,224	4,364,000
Deutsche Bank AG	0.25%	4/26/12	Open	2,911,601	2,911,500
PSY Total				$179,605,379	$179,538,212

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

BPP
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
UBS Securities LLC	0.37%	1/10/12	Open	$1,732,617	$1,730,625
UBS Securities LLC	0.38%	1/10/12	Open	2,046,667	2,044,250
UBS Securities LLC	0.38%	1/12/12	Open	1,537,033	1,535,250
UBS Securities LLC	0.25%	1/25/12	Open	495,584	495,250
UBS Securities LLC	(1.25)%	2/02/12	Open	249,240	250,012
Credit Suisse Securities (USA) LLC	0.35%	2/15/12	Open	2,001,366	1,999,889
Credit Suisse Securities (USA) LLC	0.35%	2/22/12	Open	1,403,441	1,402,500
UBS Securities LLC	0.25%	3/05/12	Open	105,642	105,600
Credit Suisse Securities (USA) LLC	0.25%	3/07/12	Open	608,295	608,062
Barclays Capital, Inc.	0.35%	3/08/12	Open	788,414	788,000
Credit Suisse Securities (USA) LLC	0.38%	3/13/12	Open	14,484,358	14,476,871
Deutsche Bank AG	0.17%	3/14/12	Open	1,033,734	1,033,500
Credit Suisse Securities (USA) LLC	0.30%	3/20/12	Open	2,879,257	2,878,250
Credit Suisse Securities (USA) LLC	0.35%	3/20/12	Open	1,472,351	1,471,750
Barclays Capital, Inc.	0.35%	3/21/12	Open	1,601,888	1,601,250
Barclays Capital, Inc.	0.35%	3/22/12	Open	1,342,040	1,341,519
Credit Suisse Securities (USA) LLC	0.35%	3/27/12	Open	698,957	698,719
UBS Securities LLC	0.38%	3/27/12	Open	2,163,086	2,162,288
Barclays Capital, Inc.	0.35%	4/03/12	Open	7,496,838	7,494,797
BNP Paribas Securities Corp.	0.10%	4/03/12	Open	779,013	778,952
BNP Paribas Securities Corp.	0.11%	4/03/12	Open	628,054	628,000
BNP Paribas Securities Corp.	0.35%	4/03/12	Open	1,514,412	1,514,000
Barclays Capital, Inc.	(1.00)%	4/03/12	Open	318,922	319,170
UBS Securities LLC	0.30%	4/04/12	Open	2,403,941	2,403,400
UBS Securities LLC	0.31%	4/04/12	Open	477,486	477,375
UBS Securities LLC	0.35%	4/04/12	Open	8,704,035	8,701,750
UBS Securities LLC	0.38%	4/04/12	Open	7,758,210	7,756,000
UBS Securities LLC	0.10%	4/16/12	Open	348,015	348,000
Deutsche Bank AG	0.00%	4/24/12	Open	115,700	115,700
Deutsche Bank AG	0.12%	4/24/12	Open	1,889,107	1,889,063
Barclays Capital, Inc.	0.35%	4/25/12	Open	2,072,183	2,072,063

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

BNP Paribas Securities Corp.	0.37%	4/26/12	Open	2,155,111	2,155,000
Deutsche Bank AG	0.25%	4/26/12	Open	648,023	648,000
BPP Total				$73,953,020	$73,924,855

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

BTZ
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Deutsche Bank AG	(0.50)%	1/17/12	Open	$746,210	$747,300
UBS Securities LLC	(1.25)%	2/02/12	Open	866,003	868,687
UBS Securities LLC	0.35%	2/07/12	Open	14,787,066	14,775,000
UBS Securities LLC	0.37%	2/07/12	Open	14,062,943	14,050,813
UBS Securities LLC	0.38%	2/07/12	Open	17,466,911	17,451,438
Merrill Lynch	0.04%	2/13/12	Open	6,015,521	6,015,000
Credit Suisse Securities (USA) LLC	0.35%	2/14/12	Open	6,206,143	6,201,500
UBS Securities LLC	0.38%	2/17/12	Open	5,463,669	5,459,405
Credit Suisse Securities (USA) LLC	0.35%	2/22/12	Open	6,432,437	6,428,125
Barclays Capital, Inc.	0.35%	2/29/12	Open	2,174,810	2,173,500
Credit Suisse Securities (USA) LLC	0.35%	3/02/12	Open	1,071,625	1,071,000
UBS Securities LLC	0.25%	3/05/12	Open	356,541	356,400
Credit Suisse Securities (USA) LLC	(0.25)%	3/07/12	Open	2,637,455	2,638,461
UBS Securities LLC	0.38%	3/12/12	Open	1,595,529	1,594,687
Credit Suisse Securities (USA) LLC	0.38%	3/13/12	Open	19,860,048	19,849,781
UBS Securities LLC	0.32%	3/13/12	Open	3,912,203	3,910,500
UBS Securities LLC	0.38%	3/13/12	Open	8,173,225	8,169,000
Deutsche Bank AG	0.08%	3/14/12	Open	3,837,495	3,836,625
Credit Suisse Securities (USA) LLC	0.30%	3/20/12	Open	9,779,547	9,776,125
Credit Suisse Securities (USA) LLC	0.35%	3/20/12	Open	3,635,184	3,633,700
Barclays Capital, Inc.	0.35%	3/21/12	Open	4,540,340	4,538,531
Barclays Capital, Inc.	0.35%	3/22/12	Open	6,887,115	6,884,438
UBS Securities LLC	0.35%	3/23/12	Open	690,340	690,079
Credit Suisse Securities (USA) LLC	0.35%	3/27/12	Open	2,410,195	2,409,375
UBS Securities LLC	0.38%	3/27/12	Open	9,234,460	9,231,050
Barclays Capital, Inc.	0.35%	4/03/12	Open	23,364,523	23,358,163
Barclays Capital, Inc.	(1.00)%	4/03/12	Open	1,079,429	1,080,269
UBS Securities LLC	0.10%	4/16/12	Open	1,218,051	1,218,000
Credit Suisse Securities (USA) LLC	0.35%	4/18/12	Open	1,515,660	1,515,469
Credit Suisse Securities (USA) LLC	0.38%	4/18/12	Open	2,574,581	2,574,227
Credit Suisse Securities (USA) LLC	0.35%	4/23/12	Open	1,525,819	1,525,700
UBS Securities LLC	0.34%	4/23/12	Open	4,054,656	4,054,350

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

BNP Paribas Securities Corp.	0.15%	4/24/12	Open	2,198,239	2,198,175
BNP Paribas Securities Corp.	0.35%	4/24/12	Open	8,253,562	8,253,000
BNP Paribas Securities Corp.	0.37%	4/24/12	Open	17,732,394	17,731,119
BNP Paribas Securities Corp.	0.39%	4/24/12	Open	3,262,247	3,262,000
Deutsche Bank AG	0.00%	4/24/12	Open	387,150	387,150
Deutsche Bank AG	0.12%	4/24/12	Open	6,424,977	6,424,828
UBS Securities LLC	0.34%	4/24/12	Open	2,712,429	2,712,250
UBS Securities LLC	0.35%	4/25/12	Open	22,756,141	22,754,813
UBS Securities LLC	0.38%	4/25/12	Open	23,862,161	23,860,650
UBS Securities LLC	0.35%	4/26/12	Open	921,245	921,200
Deutsche Bank AG	0.25%	4/26/12	Open	5,413,688	5,413,500
BTZ Total				$282,099,967	$282,005,383

Pro forma Combined Fund				$578,570,363	$578,369,802

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

●	Foreign currency exchange contracts as of April 30, 2012 were as follows:
	Fund	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
	PSW	USD	326,700	EUR	247,500	Citibank NA	7/25/12	$(1,070)
	PSY	USD	725,340	EUR	549,500	Citibank NA	7/25/12	(2,375)
	Pro forma Combined Fund							$(3,445)

●	Financial futures contracts purchased as of April 30, 2012 were as follows:
	PSW
	Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
	32	5-Year US Treasury Note	Chicago Board of Trade	June 2012	USD 3,961,500	$16,939

	PSY
	Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
	138	5-Year US Treasury Note	Chicago Board of Trade	June 2012	USD 17,083,969	$73,074

	BPP
	Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
	3	2-Year US Treasury Note	Chicago Board of Trade	June 2012	USD 661,641	$688
	20	30-Year US Treasury Bond	Chicago Board of Trade	June 2012	USD 2,857,500	133,717
	91	5-Year US Treasury Note	Chicago Board of Trade	June 2012	USD 11,265,515	48,373
	BPP Total					$182,778

	BTZ
	Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
	10	2-Year US Treasury Note	Chicago Board of Trade	June 2012	USD 2,205,469	$2,294
	70	30-Year US Treasury Bond	Chicago Board of Trade	June 2012	USD 10,001,250	468,010
	301	5-Year US Treasury Note	Chicago Board of Trade	June 2012	USD 37,262,859	159,955
	BTZ Total					$630,259

	Pro forma Combined Fund					$903,050

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

●	Financial futures contracts sold as of April 30, 2012 were as follows:
	PSW
	Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
	1	Euro-Bund	Eurex	June 2012	EUR 186,761	$(3,312)
	95	10-Year US Treasury Note	Chicago Board of Trade	June 2012	USD 12,566,719	(125,493)
	10	30-Year US Treasury Bond	Chicago Board of Trade	June 2012	USD 1,428,750	(11,376)
	33	Ultra Long-Term US Treasury Bond	Chicago Board of Trade	June 2012	USD 5,207,812	(95,023)
	PSW Total					$(235,204)

	PSY
	Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
	1	Euro-Bund	Eurex	June 2012	EUR 186,761	$(3,312)
	381	10-Year US Treasury Note	Chicago Board of Trade	June 2012	USD 50,399,156	(481,062)
	45	30-Year US Treasury Bond	Chicago Board of Trade	June 2012	USD 6,429,375	(51,193)
	131	Ultra Long-Term US Treasury Bond	Chicago Board of Trade	June 2012	USD 20,673,438	(434,979)
	PSY Total					$(970,546)

	BPP
	Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
	207	10-Year US Treasury Note	Chicago Board of Trade	June 2012	USD 27,382,219	$(366,325)
	48	Ultra Long-Term US Treasury Bond	Chicago Board of Trade	June 2012	USD 7,575,000	(205,820)
	BPP Total					$(572,145)

	BTZ
	Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
	764	10-Year US Treasury Note	Chicago Board of Trade	June 2012	USD 101,062,875	$(1,648,043)
	142	UltraLong-TermUSTreasuryBond	ChicagoBoardofTrade	June2012	USD22,409,375	(754,434)
	BTZ Total					$(2,402,477)

	Pro forma Combined Fund					$(4,180,372)

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

●	Credit default swaps on single-name issues - buy protection outstanding as of April 30, 2012 were as follows:
	PSW
	Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
	STMicroelectronics NV	1.00%	Deutsche Bank AG	12/20/16	EUR 285	$(4,560)
	Southwest Airlines Co.	1.00%	Goldman Sachs & Co.	12/20/16	USD 280	(7,023)
	Southwest Airlines Co.	1.00%	Royal Bank of Scotland Plc	12/20/16	USD 280	(8,111)
	Time Warner, Inc.	1.00%	Credit Suisse Securities (USA) LLC	3/20/17	USD 1,700	(1,527)
	Emerson Electric Co.	1.00%	Morgan Stanley & Co. Inc.	3/20/17	USD 545	(4,329)
	PSW Total					$(25,550)

	PSY
	Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
	STMicroelectronics NV	1.00%	Deutsche Bank AG	12/20/16	EUR 1,215	$(19,433)
	Southwest Airlines Co.	1.00%	Goldman Sachs & Co.	12/20/16	USD 1,185	(29,721)
	Southwest Airlines Co.	1.00%	Royal Bank of Scotland Plc	12/20/16	USD 1,185	(34,328)
	Time Warner, Inc.	1.00%	Credit Suisse Securities (USA) LLC	3/20/17	USD 7,500	(6,735)
	Emerson Electric Co.	1.00%	Morgan Stanley & Co. Inc.	3/20/17	USD 2,330	(18,508)
	PSY Total					$(108,725)

	BPP
	Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
	The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD 1,725	$14,871
	Southwest Airlines Co.	1.00%	Goldman Sachs & Co.	12/20/16	USD 570	(14,296)
	Southwest Airlines Co.	1.00%	Royal Bank of Scotland Plc	12/20/16	USD 570	(16,512)
	Time Warner, Inc.	1.00%	Credit Suisse Securities (USA) LLC	3/20/17	USD 3,500	(3,143)
	Emerson Electric Co.	1.00%	Morgan Stanley& Co. Inc.	3/20/17	USD 1,125	(8,936)
	BPP Total					$(28,016)

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

	BTZ
	Issuer	Pay Fixed Rate	Counterparty		Expiration Date	Notional Amount (000)	Unrealized Depreciation
	Southwest Airlines Co.	1.00%	Goldman Sachs & Co.		12/20/16	USD 1,965	$(49,284)
	Southwest Airlines Co.	1.00%	Royal Bank of Scotland Plc		12/20/16	USD 1,965	(56,923)
	Time Warner, Inc.	1.00%	Credit Suisse Securities (USA) LLC		3/20/17	USD 12,300	(11,046)
	BTZ Total						$(117,253)

	Pro forma Combined Fund						$(279,544)

●	Credit default swaps on single-name issues - sold protection outstanding as of April 30, 2012 were as follows:
	PSW
	Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating1	Notional Amount (000)2	Unrealized Appreciation (Depreciation)
	Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	A	USD 650	$(9)
	DIRECTV Holdings LLC	1.00%	Credit Suisse Securities (USA) LLC	3/20/17	BBB	USD 1,700	28,680
	MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD 200	(4,175)
	PSW Total						$24,496

	PSY
	Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating1	Notional Amount (000)2	Unrealized Appreciation (Depreciation)
	Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	A	USD 2,775	$(36)
	DIRECTV Holdings LLC	1.00%	Credit Suisse Securities (USA) LLC	3/20/17	BBB	USD 7,500	126,530
	MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD 900	(18,790)
	PSY Total						$107,704

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

BPP
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating1	Notional Amount (000)2	Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	A	USD 1,300	$(17)
DIRECTVHoldingsLLC	1.00%	CreditSuisseSecurities(USA)LLC	3/20/17	BBB	USD 3,500	59,047
MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD 425	(8,873)
BPP Total						$50,157

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

	BTZ
	Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating1	Notional Amount (000)2	Unrealized Appreciation (Depreciation)
	Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	A	USD 4,525	$(59)
	DIRECTV Holdings LLC	1.00%	Credit Suisse Securities (USA) LLC	3/20/17	BBB	USD 12,300	207,508
	MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD 1,500	(31,316)
	BTZ Total						$$176,133

	Pro forma Combined Fund						$358,490
1	Using S&P's rating.
2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

●	Credit default swaps on traded indexes - sold protection outstanding as of April 30, 2012 were as follows:
	Fund	Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating3	Notional Amount (000)4	Unrealized Appreciation
	PSW	Dow Jones CDX North America High Yield Index Series 18, Version 1	5.00%	Credit Suisse Securities (USA) LLC	6/20/17	B+	USD 435	$$6,585
	PSY	Dow Jones CDX North America High Yield Index Series 18, Version 1	5.00%	Credit Suisse Securities (USA) LLC	6/20/17	B+	USD 1,860	28,155
	BPP	Dow Jones CDX North America High Yield Index Series 18, Version 1	5.00%	Credit Suisse Securities (USA) LLC	6/20/17	B+	USD 900	13,624
	BTZ	Dow Jones CDX North America High Yield Index Series 18, Version 1	5.00%	Credit Suisse Securities (USA) LLC	6/20/17	B+	USD 3,080	46,622
	Pro forma Combined Fund							$$94,986
3	Using S&P's rating of the underlying securities.
4	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

●	Interest rate swaps outstanding as of April 30, 2012 were as follows:
	PSW
	Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciatio (Depreciation)
	1.17%5	3-month LIBOR	Credit Suisse Securities (USA) LLC	4/11/17	USD 1,700	$(7,163)
	1.18%5	3-month LIBOR	Deutsche Bank AG	4/11/17	USD 4,900	(23,018)
	2.35%5	3-month LIBOR	Deutsche Bank AG	3/19/22	USD 3,200	(94,174)
	4.03%5	3-month LIBOR	UBS AG	4/18/22	USD 1,400	(207,653)
	2.05%6	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/02/22	USD 1,400	—
2.05%6	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/02/22	USD 900		458
PSW Total						$(331,550)

PSY
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.17%5	3-month LIBOR	Credit Suisse Securities (USA) LLC	4/11/17	USD 7,500	$	$(31,603)
1.18%5	3-month LIBOR	Deutsche Bank AG	4/11/17	USD 20,700		(97,238)
2.35%5	3-month LIBOR	Deutsche Bank AG	3/19/22	USD 14,100		(414,954)
4.03%5	3-month LIBOR	UBS AG	4/18/22	USD 5,900		(875,107)
2.05%6	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/02/22	USD 5,900		—
2.05%6	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/02/22	USD 3,900		1,987
PSY Total					$	$(1,416,915)

BPP
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.17%5	3-month LIBOR	Credit Suisse Securities (USA) LLC	4/11/17	USD 6,200	$	$(26,125)
1.18%5	3-month LIBOR	Deutsche Bank AG	4/11/17	USD 10,100		(47,445)
2.12%5	3-month LIBOR	Deutsche Bank AG	3/05/22	USD 3,100		(26,789)
4.03%5	3-month LIBOR	UBS AG	4/18/22	USD 2,800		(415,305)
2.05%6	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/02/22	USD 2,900		968
2.05%6	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/02/22	USD 1,900		—
BPP Total					$	$(514,696)

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

	BTZ
	Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
	1.17%5	3-month LIBOR	Credit Suisse Securities (USA) LLC	4/11/17	USD 20,000	$(84,273)
	1.18%5	3-month LIBOR	DeutscheBankAG	4/11/17	USD 33,000	(155,017)
	2.35%5	3-month LIBOR	Deutsche Bank AG	3/19/22	USD 10,700	(314,894)
	4.06%5	3-month LIBOR	Deutsche Bank AG	4/18/22	USD 9,500	(1,435,854)
	2.05%6	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/02/22	USD 9,800	—
	2.05%6	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/02/22	USD 6,500	3,311
	BTZ Total					$ (1,986,727)

	Pro forma Combined Fund					$(4,249,888)
5	Fund pays a fixed interest rate and receives floating rate.
6	Fund pays a floating rate and receives fixed interest rate.

●	Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

	CAD	Canadian Dollar	GBP	British Pound
	EUR	Euro	LIBOR	London InterBank Offered Rate
	FKA	Formerly Known As	RB	Revenue Bonds
			USD	US Dollar

Pro forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

	PSW	PSY	BPP	BTZ	Adjustments	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)
Assets
Investments at value — unaffiliated (1)	$152,043,139	$647,454,359	$301,004,063	$1,017,190,151	$-	$2,117,691,712
Investments at value — affiliated (2)	621,268	1,908,035	841,364	2,310,288	-	5,680,955
Cash	35,000	174,001	83,578	232,893	-	525,472
Cash pledged as collateral for financial futures contracts	282,000	940,000	351,000	1,163,940	-	2,736,940
Interest receivable	2,275,203	9,511,089	4,260,680	14,835,086	-	30,882,058
Investments sold receivable	101,623	425,940	207,860	705,054	-	1,440,477
Foreign currency at value (3)	126,272	126,089	475	45	-	252,881
Cash pledged as collateral for swaps	100,000	830,000	891,000	5,590,000	-	7,411,000
Swaps premiums paid	36,894	156,478	196,650	181,551	-	571,573
Unrealized appreciation on swaps	35,723	156,672	88,510	257,441	-	538,346
Swaps receivable	10,226	43,850	20,372	88,109	-	162,557
Dividends receivable	8,925	38,325	20,475	63,700	-	131,425
Prepaid expenses	8,959	24,083	29,952	47,525	-	110,519
Total assets	155,685,232	661,788,921	307,995,979	1,042,665,783		2,168,135,915

Liabilities
Reverse repurchase agreements	42,901,352	179,538,212	73,924,855	282,005,383	-	578,369,802
Investments purchased payable	304,826	1,297,882	630,765	2,156,391	-	4,389,864
Options written at value (4)	48,027	194,294	1,106,321	3,766,493	-	5,115,135
Unrealized depreciation on swaps	361,742	1,546,453	567,441	2,138,666	-	4,614,302
Swaps premiums received	180,868	785,107	402,562	1,240,593	-	2,609,130
Swaps payable	101,555	448,473	219,982	1,121,746	-	1,891,756
Investment advisory fees payable	75,851	320,961	162,212	549,235	-	1,108,259
Cash held as collateral for reverse repurchase agreements	-	772,000	-	628,057	-	1,400,057
Officer’s and Directors’ fees payable	3,423	120,293	61,387	180,953	-	366,056
Unrealized depreciation on foreign currency exchange contracts	1,070	2,375	-	-	-	3,445
Income dividends payable	27,097	104,943	31,877	229,294	5,947,926 (8)	6,341,137
Interest expense payable	10,355	66,119	27,432	92,355	-	196,261
Variation margin payable	16,024	62,370	22,978	82,301	-	183,673
Reorganization expenses payable	-	-	-	-	990,000 (9)	990,000
Other accrued expenses payable	17,370	2,405	115,743	158,816	-	294,334
Total liabilities	44,049,560	185,261,887	77,273,555	294,350,283	6,937,926	607,873,211
Net Assets	$111,635,672	$76,527,034	$230,722,424	$748,315,500	$(6,937,926)	$1,560,262,704

Pro forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
As of April 30, 2012 (Unaudited)

PSW	PSY	BPP	BTZ	Adjustments	Pro forma Combined Fund (PSW, PSY and BPP into BTZ)

Net Assets Consist of
Paid-in capital (5) (6) (7)	$235,477,660	$937,350,272	422,218,171	$1,123,084,063	$(990,000) (9)	2,717,140,166
Undistributed net investment income	503,915	3,182,458	905,399	1,356,154	(5,947,926) (8)	-
Accumulated net realized loss	(132,342,917)	(493,636,691)	(201,589,952)	(406,266,387)	-	(1,233,835,947)
Net unrealized appreciation/depreciation	7,997,014	29,630,995	9,188,806	30,141,670	-	76,958,485
Net Assets	$111,635,672	$476,527,034	$230,722,424	$748,315,500	$(6,937,926)	$1,560,262,704
Net asset value	$10.83	$11.68	$12.49	$14.44		$14.40

(1) Investments at cost — unaffiliated	$143,519,809	$615,607,941	$290,605,124	$982,234,934	$-	$2,031,967,808
(2) Investments at cost — affiliated	$621,268	$1,908,035	$841,364	$2,310,288	$-	$5,680,955
(3) Foreign currency at cost	$125,225	$125,042	$459	$43	$-	$250,769
(4) Premiums received	$66,010	$267,430	$764,470	$2,606,390	$-	$3,704,300
(5) Common shares par value per share	$0.100	$0.100	$0.001	$0.001		0.001
(6) Common shares outstanding	10,311,941	40,807,418	18,467,785	51,828,157	(13,090,395) (10)	108,324,906
(7) Common shares authorized	199,994,540	199,978,000	unlimited	unlimited		unlimited
(8) Reflects the distribution of undistributed net investment income of $5,947,926 of which $503,915 was attributable to PSW, $3,182,458 was attributable to PSY, $905,399 was attributable to BPP and $1,356,154 was attributable to BTZ.

(9) Reflects the charge for estimated reorganization expenses of $990,000 of which $240,000 was attributable to PSW, $300,000 was attributable to BPP and $450,000 was attributable to BTZ.
(10) Reflects the capitalization adjustments giving the effect of the transfer of shares of BTZ, which PSW, PSY and BPP shareholders will receive as if the Reorganization had taken place on April 30, 2012.  The foregoing should not be relied upon to reflect the number of shares of BTZ that actually will be received on or after such date.

See Notes to Pro forma Condensed Combined Financial Statements.

Pro forma Condensed Combined Statement of Operations for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
For the Twelve Months Ended April 30, 2012 (Unaudited)

	PSW	PSY	BPP	BTZ	Adjustments		Pro forma Combined Fund (PSW, PSY and BPP into BTZ) (1)
Investment Income
Interest	$8,416,642	$36,065,649	$16,380,981	$55,132,301	$-		$115,995,573
Dividends — unaffiliated	330,181	419,597	126,402	1,990,577	-		2,866,757
Income — affiliated	95	8,840	6,010	16,041	-		30,986
Total income	8,746,918	36,494,086	16,513,393	57,138,919	-		118,893,316

Expenses
Investment advisory	934,565	3,918,545	1,942,502	6,565,384	(212,459	) (2)	13,148,537
Professional	60,419	388,202	76,703	345,521	(152,549	) (3)	718,296
Printing	11,828	42,308	58,549	155,554	(23,641	) (3)	244,598
Accounting services	54,008	93,190	62,327	133,678	(132,998	) (3)	210,205
Officer and Directors	13,736	48,260	25,260	77,859	-		165,115
Custodian	25,097	51,032	34,468	72,336	(45,733	) (3)	137,200
Registration	9,405	14,345	9,160	18,667	-		51,577
Transfer agent	30,329	59,555	11,905	15,501	(101,789	) (3)	15,501
Miscellaneous	28,874	80,285	43,938	107,572	(66,064	) (3)	194,605
Total expenses excluding interest expense	1,168,261	4,695,722	2,264,812	7,492,072	(735,233)		14,885,634
Interest expense	175,386	703,988	272,014	1,042,268	-		2,193,656
Total expenses	1,343,647	5,399,710	2,536,826	8,534,340	(735,233)		17,079,290
Less fees paid indirectly	(21)	(75)	(23)	(136)	-		(255)
Less fees waived by advisor	(740)	(2,291)	(1,170)	(3,394)	-		(7,595)
Total expenses after fees waived	1,342,886	5,397,344	2,535,633	8,530,810	(735,233)		17,071,440
Net investment income	7,404,032	31,096,742	13,977,760	48,608,109	735,233		101,821,876

Pro forma Condensed Combined Statement of Operations for
BlackRock Credit Allocation Income Trust I, Inc. ("PSW"), BlackRock Credit Allocation Income Trust II, Inc. ("PSY"),
BlackRock Credit Allocation Income Trust III ("BPP") and BlackRock Credit Allocation Income Trust IV ("BTZ")
For the Twelve Months Ended April 30, 2012 (Unaudited)

	PSW	PSY	BPP	BTZ	Adjustments	Pro forma Combined Fund (PSW, PSY and BPP into BTZ) (1)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,223,993	8,511,680	3,985,285	12,295,340	-	27,016,298
Foreign currency transactions	9,324	18,318	-	(25)	-	27,617
Financial futures contracts	(3,436,612)	(14,697,394)	(3,960,495)	(12,893,454)	-	(34,987,955)
Options written	104,238	445,176	236,436	849,221	-	1,635,071
Swaps	(1,130,945)	(4,719,996)	(2,348,941)	(7,696,379)	-	(15,896,261)
	(2,230,002)	(10,442,216)	(2,087,715)	(7,445,297)	-	(22,205,230)

Net change in unrealized appreciation/depreciation on:
Investments	2,527,176	10,535,269	2,098,038	10,898,185	-	26,058,668
Foreign currency transactions	(100)	(1,602)	(57)	(4)	-	(1,763)
Financial futures contracts	52,112	569,240	(233,343)	(1,287,626)	-	(899,617)
Options written	(83,794)	(357,305)	(559,870)	(1,894,072)	-	(2,895,041)
Swaps	(213,728)	(917,939)	(259,050)	(1,145,602)	-	(2,536,319)
	2,281,666	9,827,663	1,045,718	6,570,881	-	19,725,928
Total realized and unrealized gain (loss)	51,664	(614,553)	(1,041,997)	(874,416)	-	(2,479,302)
Net Increase in Net Assets Resulting from Operations	$7,455,696	$30,482,189	$12,935,763	$47,733,693	$735,233	$99,342,574

(1) This Pro forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $240,000, $300,000 and $450,000 attributable to PSW, BPP and BTZ, respectively.

(2) In connection with the Reorganizations, the Investment Advisor is proposing to reduce the advisory fee payable by the Acquiring Fund (BTZ) by 3 basis points, from 0.65% of average weekly managed assets to 0.62% of average weekly managed assets. This reduction in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

(3) Reflects the estimated savings as a result of the Reorganization due to fewer audits and consolidation of accounting, legal, custody, printing and other services.
See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro forma Condensed Combined Financial Statements

As of April 30, 2012 (Unaudited)

 NOTE 1 — Basis of Combination:

The Boards of Directors (the “Boards”), of BlackRock Credit Allocation Income Trust I, Inc. (“PSW”), BlackRock Credit Allocation Income Trust II, Inc. (“PSY”), and BlackRock Credit Allocation Income Trust III (“BPP” and together with PSW and PSY, each a “Target Fund” and, collectively the “Target Funds”) and BlackRock Credit Allocation Income Trust IV (“BTZ” or the “Acquiring Fund” and together with the Target Funds the “Fund” or the “Funds”) at a meeting held on July 27, 2012 approved three separate proposed tax-free reorganizations in which the Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of each Target Fund (the "Reorganizations"). Following the Reorganizations, each Target Fund will terminate its registration under the Investment Company Act of 1940.

In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"). The aggregate net asset value of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares).

The Reorganizations will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at April 30, 2012. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended April 30, 2012. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America ("US GAAP"). As of April 30, 2012, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of BTZ. It is not anticipated that BTZ will sell any securities of the Target Funds acquired in the reorganization other than in the ordinary course of business. The fiscal year end for BTZ, PSW, PSY and BPP is October 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred on April 30, 2012. Following the Reorganizations, BTZ will be the accounting survivor.

Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, BlackRock Advisors, LLC has agreed to pay PSY’s costs of the Reorganizations. The estimated expenses of the Reorganizations attributable to each Fund, which include the amount to be paid by BlackRock Advisors, LLC, are as follows:

Estimated Reorganization Expenses
PSW	PSY	BPP	BTZ
$240,000	$450,000	$300,000	$450,000

 NOTE 2 — BTZ Fund Valuation:

US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  The Funds fair value its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board.

The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop and implement global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.  These factors include but are not limited to (i) attributes specific to the investment or asset; (ii-.) the principal market for the investment or asset; (iii-.) the customary participants in the principal market for the investment or asset; (iv-.) data assumptions by market participants for the investment or asset, if reasonably available; (v-.) quoted prices for similar investments or assets in active markets; and (vi-.) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity.  The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

 NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of BTZ that would have been issued at April 30, 2012 in connection with the proposed Reorganizations. The number of shares of each class assumed to be issued is equal to the net asset value of the shares of PSW, PSY and BPP, as of April 30, 2012, divided by the net asset value per share of the shares of BTZ as of April 30, 2012. The pro forma number of common shares outstanding for the combined Fund consists of the following at April 30, 2012:

Additional Common Shares Assumed Issued in Each Reorganization
Total Outstanding BTZ Shares Pre-Combination	PSW	PSY	BPP	Total Outstanding BTZ Shares Post-Combination
51,828,157	7,698,916	32,863,071	15,934,762	108,324,906

 NOTE 4 — Pro forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve-month period ending April 30, 2012, as adjusted, giving effect to the Reorganizations reflect changes in expenses of BTZ as if the Reorganizations were consummated on May 1, 2011. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

 NOTE 5 — Federal Income Taxes:

The Acquiring Fund and each Target Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganizations are consummated, the Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, the Target Funds will make any required ordinary income or capital gain distributions prior to the consummation of their respective Reorganization, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each acquired Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant.  Depending on which Reorganizations are consummated, the Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of all of the Target Funds and shareholders of the Acquiring Fund (if the Acquiring Fund undergoes an ownership change as described in the preceding paragraph) would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred, the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur), and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

 NOTE 6 — Pro forma Calculation:

The accompanying pro forma condensed combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

 NOTE 7 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed combined financial statements.

APPENDIX C
PROXY VOTING POLICIES
FOR THE BLACKROCK-ADVISED FUNDS

DECEMBER, 2009

I.	Introduction	C-2
II.	Proxy Voting Policies	C-3
	A. Boards of Trustees	C-3
	B. Auditors	C-3
	C. Compensation and Benefits	C-3
	D. Capital Structure	C-3
	E. Corporate Charter and Bylaws	C-3
	F. Environmental and Social Issues	C-3
III.	Conflicts Management	C-4
IV.	Reports to the Board	C-4

I.  Introduction

The Trustees/Directors ("Directors") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. Registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy.  The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy.  BlackRock's Corporate Governance Committee (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds.  The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund.  In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. Securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock's approach is also driven by our clients' economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock's proxy voting guidelines. BlackRock's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund.  BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates.  When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.  Proxy Voting Policies

A.           Boards of Directors

The Funds generally support the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.           Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.           Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.           Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.           Corporate Charter and Bylaws

These proposals relate to various requests for approval of amendments to a corporation's charter or Bylaws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.           Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company's board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.  Conflicts Management

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BlackRock or BlackRock's affiliates, from having undue influence on BlackRock's proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination.

IV.  Reports To the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX D
GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, each Fund engages in Strategic Transactions.  Each Fund will engage in such activities in the Investment Advisor’s or Sub-Advisor’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. Each Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

 Put and Call Options on Securities and Indices

Each Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period.  Each Fund may also purchase and sell options on securities indices (‘‘index options’’).  Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect a Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect a Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, a Fund will experience a loss in the amount of the option premium plus any related commissions. When a Fund sells put and call options, it receives a premium as the seller of the option. The premium that a Fund receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. A Fund may purchase and sell exchange listed options and over-the-counter options (‘‘OTC Options’’) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (‘‘OCC’’) which guarantees the performance of the obligations of the parties to such options.

Each Fund’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

 Futures Contracts and Related Options

Characteristics.    Each Fund may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.    At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (‘‘initial margin’’). It is expected that the initial margin that a Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of ‘‘variation margin’’ may be required, a process known as ‘‘marking to the market.’’ Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures.    Each Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Each Fund currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. Each Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by each Fund’s board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

Segregation and Cover Requirements.    Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by a Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if a Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund’s obligations with respect to such instruments.

Such amounts fluctuate as the obligations increase or decrease.    The earmarking requirement can result in a Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions Present Certain Risks.    With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of a Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Fund to successfully utilize Strategic Transactions will depend on the Advisor’s and the Sub-Advisor’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that a Fund has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations.    Each Fund has claimed an exclusion from the term ‘‘commodity pool operator’’ under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

PART C: OTHER INFORMATION

ITEM 15.    Indemnification

Article V of the Registrant's Amended and Restated Agreement and Declaration of Trust, a copy of which was filed as an exhibit to the Registrant's N-2 on November 28, 2006, and Article IV of the Registrant’s Amended and Restated Bylaws, a copy of which was filed as an exhibit to the Registrant’s 8-K filed on October 29, 2010, provides for indemnification, as set forth below:

Article V of the Registrant's Amended and Restated Agreement and Declaration of Trust provides as follows:

5.1    No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2    Mandatory Indemnification.    (a)    The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an ‘‘indemnitee’’) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as ‘‘disabling conduct’’). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)    Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither ‘‘interested persons’’ of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (‘‘Disinterested Non-Party Trustees’’), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)    The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)    The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are ‘‘disinterested persons’’ (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)    Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3    No Bond Required of Trustees.    No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4    No Duty of Investigation; No Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5    Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Article IV of the Registrant's Amended and Restated Bylaws provides as follows:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indeminitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

(b) Notwithstanding the foregoing, unless otherwise provided in the Charter or in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(d) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 6. Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these Bylaws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

ITEM 16.  Exhibits

Exhibit No.	Description of Exhibit

(1)	Amended and Restated Agreement and Declaration of Trust (a)

(2)	Amended and Restated Bylaws of the Registrant, dated October 28, 2010 (b)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization (c)

(5)(a)	Portions of the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Registrant defining the Rights of Shareholders (d)

(b)	Form of Specimen Certificate for Common Shares of Beneficial Interest of the Registrant (e)

(6)(a)	Form of Investment Management Agreement (e)
(b)	Form of Sub-Investment Advisory Agreement (e)

(7)(a)	Form of Underwriting Agreement (e)

(8)	Form of Second Amended and Restated Deferred Compensation Plan (d)

(9)	Form of Custodian Agreement (e)

(10)	Not applicable

(11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Registrant*

(12)	Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP*

(13)(a)	Form of Transfer Agency Agreement (e)

(14)
Consent of independent registered public accounting firm for the Registrant, BlackRock Credit Allocation Income Trust I, Inc., BlackRock Credit Allocation Income Trust II, Inc. and BlackRock Credit Allocation Income Trust III*

(15)	Not applicable

(16)	Power of Attorney, dated July 27, 2012(d)

(17)	Form of Proxy Cards for the Funds(d)

*             To be filed by further amendment.
(a)           Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on November 28, 2006.
(b)           Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed on October 29, 2010.
(c)           Included in the Statement of Additional Information as Appendix A.
(d)           Filed herewith.
(e)           Filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on December 13, 2006.

ITEM 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 8th day of August 2012.

BLACKROCK CREDIT ALLOCATION INCOME TRUST IV

By:	/s/ John M. Perlowski
Name:	John M. Perlowski
Title:	President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John M. Perlowski	President and Chief Executive Officer	August 8, 2012
John M. Perlowski

/s/ Neal J. Andrews	Chief Financial Officer	August 8, 2012
Neal J. Andrews

*	Trustee	August 8, 2012
Michael J. Castellano

*	Trustee	August 8, 2012
Richard E. Cavanagh

*	Trustee	August 8, 2012
Frank J. Fabozzi

*	Trustee	August 8, 2012
Kathleen F. Feldstein

*	Trustee	August 8, 2012
James T. Flynn

*	Trustee	August 8, 2012
Jerrold B. Harris

*	Trustee	August 8, 2012
R. Glenn Hubbard

*	Trustee	August 8, 2012
W. Carl Kester

*	Trustee	August 8, 2012
Karen P. Robards

*	Trustee	August 8, 2012
Paul L. Audet

*	Trustee	August 8, 2012
Henry Gabbay

*By:	/s/ John M. Perlowski	August 8, 2012
John M. Perlowski Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

(5)(a)	Portions of the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Registrant defining the rights of shareholders

(8)	Form of Second Amended and Restated Deferred Compensation Plan

(16)	Power of Attorney, dated July 27, 2012

(17)	Form of Proxy Card for the Funds